Exhibit 10.6

EXECUTION VERSION

WAREHOUSING
CREDIT AND SECURITY AGREEMENT

AMONG

WALKER & DUNLOP, LLC,

a Delaware limited liability company,

AS BORROWER

AND

BANK OF AMERICA, N.A.,

a national banking association

AND

TOGETHER WITH ANY OTHER LENDERS PARTY HERETO, AS LENDERS

AND

BANK OF AMERICA, N.A.,

AS CREDIT AGENT

DATED AS OF SEPTEMBER 4, 2012

TABLE OF CONTENTS

1.	THE CREDIT	1
1.1	The Warehousing Commitment	1
1.2	Expiration of Warehousing Commitment	3
1.3	Warehousing Notes	3
1.4	Replacement of Warehousing Note	3
1.5	Nature of Obligations	3
2.	PROCEDURES FOR OBTAINING ADVANCES	1
2.1	Warehousing Advances	1
2.2	Funding Advances	1
2.3	The Refinancing Warehousing Advances	2
3.	INTEREST, PRINCIPAL AND FEES	1
3.1	Interest	1
3.2	Interest Limitation	1
3.3	Principal Payments	2
3.4	Fees	4
3.5	Overdraft Advances	4
3.6	Method of Making Payments	5
3.7	Billings	5
3.8	Late Charges	6
3.9	Additional Provisions Relating to Interest Rate	6
3.10	Continuing Authority of Authorized Representatives	8
4.	COLLATERAL	1
4.1	Grant of Security Interest	1
4.2	Maintenance of Collateral Records	2
4.3	Release of Security Interest in Pledged Loans and Pledged Securities	3
4.4	Collection and Servicing Rights	4
4.5	Return of Collateral at End of Warehousing Commitment	4
4.6	Delivery of Collateral Documents	5
4.7	Borrower Remains Liable	5
5.	CONDITIONS PRECEDENT	1
5.1	Effectiveness of Agreement; Initial Warehousing Advance	1
5.2	Each Advance	3
5.3	New Fannie Mae Special Program Agreements	4
5.4	Force Majeure	5
6.	GENERAL REPRESENTATIONS AND WARRANTIES	1
6.1	Place of Business	1
6.2	Organization; Good Standing; Subsidiaries	1
6.3	Authorization and Enforceability	1
6.4	Approvals	2
6.5	Financial Condition	2
6.6	Litigation	3
6.7	Compliance with Laws	3
6.8	Regulation U	3
6.9	Investment Company Act	3

i

6.10	Payment of Taxes	3
6.11	Agreements	4
6.12	Title to Properties	4
6.13	ERISA	4
6.14	No Retiree Benefits	4
6.15	Assumed Names	4
6.16	Servicing	5
6.17	Foreign Asset Control Regulations.	5
7.	AFFIRMATIVE COVENANTS	1
7.1	Financial Statements	1
7.2	Other Borrower Reports	1
7.3	Maintenance of Existence; Conduct of Business	2
7.4	Compliance with Applicable Laws	3
7.5	Inspection of Properties and Books; Operational Reviews	3
7.6	Notice	3
7.7	Payment of Debt, Taxes and Other Obligations	4
7.8	Insurance	4
7.9	Closing Instructions	4
7.10	Subordination of Certain Indebtedness	5
7.11	Other Loan Obligations	5
7.12	ERISA	5
7.13	Use of Proceeds of Warehousing Advances	5
8.	NEGATIVE COVENANTS	1
8.1	Contingent Liabilities	1
8.2	Restrictions on Fundamental Changes	1
8.3	Subsidiaries	2
8.4	Deferral of Subordinated Debt	2
8.5	Loss of Eligibility, Licenses or Approvals	2
8.6	Accounting Changes	2
8.7	Distributions to Partners	2
8.8	Transactions with Affiliates	2
8.9	Recourse Servicing Contracts	3
8A.	ADDITIONAL NEGATIVE COVENANTS	1
9.	SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL	1
9.1	Special Representations and Warranties Concerning Eligibility as Seller/Servicer of Mortgage Loans	1
9.2	Special Representations and Warranties Concerning Warehousing Collateral	1
9.3	Special Affirmative Covenants Concerning Warehousing Collateral	4
9.4	Special Negative Covenants Concerning Warehousing Collateral	5
9.5	Special Representation and Warranty Concerning Fannie Mae DUS Program Reserve Requirements	5
9.6	Special Representations and Warranties Concerning Special Fannie Mae Mortgage Loans	5
9.7	Special Covenants Concerning Special Fannie Mae Mortgage Loans	6
9.8	Special Representations and Warranties Concerning FHA Mortgage Loans	7

10.	DEFAULTS; REMEDIES	1
10.1	Events of Default	1
10.2	Remedies	3
10.3	Insufficiency of Proceeds	6
10.4	Credit Agent Appointed Attorney-in-Fact	6
10.5	Right of Set-Off	7
11.	THE CREDIT AGENT AND THE LENDERS	1
11.1	Appointment	1
11.2	Duties of Credit Agent; Administration of Loan by Credit Agent	1
11.3	Delegation of Duties	1
11.4	Exculpatory Provisions	1
11.5	Reliance by Credit Agent	2
11.6	Notice of Default	2
11.7	Lenders’ Credit Decisions	2
11.8	Credit Agent’s Reimbursement and Indemnification	3
11.9	Credit Agent in its Individual Capacity	3
11.10	Successor Credit Agent	3
11.11	Duties in Case of Enforcement	4
11.12	Respecting Loans and Payments	4
11.13	Assignment and Participation	8
11.14	Administrative Matters	10
12.	MISCELLANEOUS	1
12.1	Notices	1
12.2	Reimbursement of Expenses; Indemnity	2
12.3	Financial Information	3
12.4	Terms Binding Upon Successors; Survival of Representations	3
12.5	Pledge to Federal Reserve Banks	3
12.6	Confidentiality	4
12.7	Governing Law	4
12.8	Amendments	4
12.9	Relationship of the Parties	4
12.10	Severability	5
12.11	Consent to Credit References	5
12.12	Counterparts	5
12.13	Headings/Captions	5
12.14	Entire Agreement	5
12.15	Consent to Jurisdiction	6
12.16	Waiver of Jury Trial	6
12.17	Waiver of Punitive, Consequential, Special or Indirect Damages	6
12.18	U.S. Patriot Act	7
12.19	Merger of Obligations	7
13.	DEFINITIONS	1
13.1	Defined Terms	1
13.2	Other Definitional Provisions; Terms of Construction	17

EXHIBITS

Exhibit A	Form of Warehousing Advance Request

Exhibit B FNMA/DUS	Procedures and Documentation for Fannie Mae DUS Loans and Other Fannie Mae Mortgage Loans

Exhibit B FNMA/NT	Procedures and Documentation for Warehousing Special Fannie Mae Mortgage Loans

Exhibit B FHA/GNMA-WD	Procedures and Documentation for Warehousing Advances

Exhibit B-Freddie Mac Program Plus Loans	Procedures and Documentation for Warehousing Freddie Mac Program Plus Loans

Exhibit B FHA/GNMA-CW	Procedures and Documentation for Warehousing CW FHA Construction Mortgage Loans related to Ginnie Mae Mortgage-Backed Securities

Exhibit C	Eligible Loans and Other Assets

Exhibit D	Authorized Representatives

Exhibit E	Master Credit Facilities

Exhibit F	Subsidiaries

Exhibit G	Assumed Names

Exhibit H	Servicing Portfolio

Exhibit I-A	Form of Compliance Certificate-Borrower

Exhibit I-B	Form of Compliance Certificate-Parent

Exhibit J	Lines of Credit

Exhibit K	Foreign Qualifications and Licenses

Exhibit L	Form of Assignment and Acceptance

Exhibit M	Commitment Amounts, Commitment Percentages, Notice Information

Exhibit N	Investors

Exhibit O	CW FHA Construction Mortgage Loans

WAREHOUSING
CREDIT AND SECURITY AGREEMENT

WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of September 4, 2012 (the “Effective Date”), among WALKER & DUNLOP, LLC, a Delaware limited liability company (the “Borrower”), BANK OF AMERICA, N.A., a national banking association (in its individual capacity, “Bank of America” and, in its capacity as a lender hereunder, together with any other Persons as may from time to time become parties hereto as lenders, being referred to individually, as a “Lender,” and collectively, as the “Lenders”), and Bank of America, as administrative agent for the Lenders (in such capacity, the “Credit Agent”).

Preliminary Statement

Borrower, Bank of America and TD Bank, N.A., as lenders (collectively, the “Existing Lenders”), and Credit Agent are parties to a certain Amended and Restated Warehousing Credit and Security Agreement dated as of October 15, 2009 (as amended and in effect, the “Existing Agreement”), pursuant to which the Existing Lenders made advances to Borrower from time to time subject to and on the terms and conditions set forth therein (with such advances outstanding on the Closing Date, and all related obligations, including, without limitation, interest thereon and fees and expenses, being referred to herein as “Existing Agreement Obligations”).

Borrower has requested Lenders and Credit Agent to enter into this Agreement in order to (a) refinance, as Warehousing Advances hereunder (such Warehousing Advances, the “Refinancing Warehousing Advances”), the outstanding principal amount of the Existing Agreement Obligations as Warehousing Advances (the “Existing Warehousing Advances”), and (b) provide a new mortgage loan warehousing facility, all on the terms and conditions set forth herein.

Lenders and Credit Agent have agreed to the requests of Borrower described in the preceding paragraph, but only on, and subject to, the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.                                      THE CREDIT

1.1          The Warehousing Commitment

1.1(a)         On the terms and subject to the conditions and limitations of this Agreement, including Exhibit C, Lenders agree to make Warehousing Advances to Borrower from the Closing Date to the Business Day immediately preceding the Warehousing Maturity Date, during which period Borrower may borrow, repay and reborrow in accordance with the provisions of this Agreement.  Lenders have no obligation to make or maintain Warehousing Advances if, after giving effect to each requested Warehousing Advance, the aggregate outstanding principal amount of all Warehousing Advances would exceed

1-1

the Warehousing Credit Limit, or if the outstanding amount of the Loan would exceed the Warehousing Collateral Value.  No Lender shall be obligated to make Warehousing Advances if, after giving effect to each requested Warehousing Advance, the aggregate outstanding principal amount of such Lender’s Warehousing Advances would exceed such Lender’s Warehousing Commitment Amount.  While a Default or Event of Default exists, Lenders may refuse to make any additional Warehousing Advances to Borrower.  All Warehousing Advances under this Agreement constitute a single indebtedness, and all of the Collateral is security for the Warehousing Notes and for the performance of all of the Obligations.

1.1(b)         On the Closing Date, the Credit Agent will coordinate with the Existing Lenders the repayment of the Existing Warehousing Advances through Warehousing Advances to be made by Lenders on the Closing Date, and Borrower will repay directly to the Existing Lenders all other Existing Agreement Obligations (other than those which by their terms survive the termination of the Existing Agreement and the lending commitments of the Existing Lenders thereunder.

1.2          Post-Effective Date Warehousing Commitments

1.2(a)         On or before the Outside Sell Down Date, it is anticipated that TD Bank, N.A. will (but it is in no way obligated to) become the Assignee of a portion of the Warehousing Commitment held by Bank of America (with the date of the consummation of any such assignment being referred to herein as, the “Sell Down Closing Date”) representing a Warehousing Commitment Amount not to exceed $75,000,000 (with the actual Warehousing Commitment Amount, if any, assigned to and assumed by TD Bank, N.A. begin referred to herein as, the “TD Sell Down Date Warehousing Commitment Amount”), and may further commit as of the Sell Down Closing Date to additional Warehousing Commitments (any such additional Warehouse Commitments, together with the TD Sell Down Date Warehousing Commitment Amount, the “TD Warehousing Commitment Amount”).  The TD Warehousing Commitment Amount shall not exceed $200,000,000.

1.2(b)         On the Credit Limit Determination Date (whether or not the Sell Down Closing Date has occurred), the Warehousing Commitment Amount of Bank of America automatically shall be reduced to an amount equal to the result of (i)$500,000,000, minus (ii) the TD Sell Down Date Warehousing Commitment Amount, if any, but with a resulting Warehousing Commitment Amount in no event to be greater than $425,000,000 (such resulting Warehousing Commitment Amount, the “Bank of America Sell Down Date Warehousing Commitment Amount”).

1.2(c)         From and after the Credit Limit Determination Date, the Warehousing Credit Limit shall not exceed $625,000,000.

1.2(d)         Exhibit M annexed hereto shall be automatically deemed amended to reflect changes in the Lenders’ Warehousing Commitment Amounts pursuant to this Section 1.2.

1-2

1.3          Expiration of Warehousing Commitment

The Warehousing Commitment expires on the earlier of (“Warehousing Maturity Date”): (a) September 3, 2013, as such date may be extended in writing by Lenders, in their sole discretion, on which date the Warehousing Commitment will expire of its own term and the Warehousing Advances together with all accrued and unpaid interest and costs and expenses will become due and payable without the necessity of Notice or action by Credit Agent or Lenders; and (b) the date the Warehousing Commitment is terminated and the Warehousing Advances become due and payable under Section 10.2(a) or 10.2(b).

1.4          Warehousing Notes

Warehousing Advances are evidenced by Borrower’s promissory notes, payable to Lenders on the form prescribed by Credit Agent (each a Warehousing Note”).  The term “Warehousing Note” as used in this Agreement includes all amendments, restatements, renewals or replacements of the original Warehousing Note and all substitutions for it.  All terms and provisions of the Warehousing Note are incorporated into this Agreement.

1.5          Replacement of Warehousing Note

Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction or mutilation of a Warehousing Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Warehousing Note or other security document and receipt by Borrower of customary indemnification from Lender,  Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

1.6          Nature of Obligations

All Warehousing Advances made under this Agreement constitute a single Indebtedness of Borrower, and all of the Collateral granted by Borrower is security for the payment and performance of the Obligations of Borrower.  The aggregate amount of all Warehousing Advances outstanding from time to time under this Agreement may hereinafter collectively be referred to as the “Loan.”

End of Article 1

1-3

2.                                      PROCEDURES FOR OBTAINING ADVANCES

2.1          Warehousing Advances

Borrower may obtain a Warehousing Advance under this Agreement, by delivering to Credit Agent a completed and signed request for a Warehousing Advance on Credit Agent’s then current form (“Warehousing Advance Request”), not later than 3:00 p.m. on the Business Day before the Business Day on which Borrower desires the Warehousing Advance.  Warehousing Advance Requests received by Credit Agent after 3:00 p.m. on a Business Day will be deemed received on the following Business Day, provided, however, on a case-by-case basis at the request of Borrower, the Credit Agent may, in its sole discretion (and without thereby establishing any course of dealing), extend such 3:00 p.m. cut-off time to a later time on the subject Business Day.  Subject to the delivery of a Warehousing Advance Request and the satisfaction of the conditions set forth in Sections 5.1 and 5.2, Borrower may obtain a Warehousing Advance under this Agreement upon compliance with the procedures set forth in this Section and in the applicable Exhibit B, including delivery to Credit Agent of all Collateral Documents required to be delivered on the applicable dates specified in this Agreement for such delivery.  Credit Agent’s current form of Warehousing Advance Request is set forth in Exhibit A.  Upon not less than five (5) Business Days’ prior Notice to Borrower, Credit Agent may modify its form of Warehousing Advance Request and any other Exhibit or document referred to in this Section to conform to current legal requirements or Lender practices and, as so modified, those Exhibits and documents will become part of this Agreement.

2.2                               Funding Advances

2.2(a)         Credit Agent shall notify each Lender, on the same Business Day as received (or deemed received, as provided in Section 2.1) from Borrower pursuant to Section 2.1, of Credit Agent’s receipt of a Warehousing Advance Request.  Each such notice shall specify such Lender’s Commitment Percentage of the requested Warehousing Advance and the date requested by Borrower for such requested Warehousing Advance to be made.  To make a Warehousing Advance, each Lender shall wire transfer to a specified account of Credit Agent prior to 11:00 a.m. on the date such Warehousing Advance is to be made as set forth in the Warehousing Advance Request, and Credit Agent shall make such Warehousing Advance available to Borrower upon receipt of all Lenders’ respective Commitment Percentages thereof.  Neither Credit Agent nor any Lender shall have any obligation to fund a non-funding Lender’s Commitment Percentage of any Warehousing Advance.

2.2(b)         Notwithstanding Section 2.2(a), unless Credit Agent shall have received notice from a Lender prior to the proposed date of any Warehousing Advance that such Lender will not make available to Credit Agent such Lender’s share of such Warehousing Advance, Credit Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2(a) and may, in its sole discretion, but shall not be obligated to, in reliance upon such assumption, make available to Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Warehousing Advance available to Credit Agent, then the applicable Lender and Borrower severally agree to pay to the Credit Agent forthwith on demand such

2-1

corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to Credit Agent at the interest rate applicable to Warehousing Advances.  If Borrower and such Lender shall pay such interest to Credit Agent for the same or an overlapping period, Credit Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period.  If such Lender pays its share of the applicable Warehousing Advance to Credit Agent, then the amount so paid shall constitute such Lender’s share of such Warehousing Advance.  Nothing herein shall be deemed to relieve any Lender of its obligation to fulfill its Warehousing Commitment or to prejudice any rights which Credit Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.  A notice from Credit Agent to any Lender or to Borrower with respect to any amount owing under this subsection shall be conclusive, absent manifest error.

2.3          The Refinancing Warehousing Advances

Notwithstanding any provision of this Agreement or any Exhibit hereto, the Refinancing Warehousing Advances shall be made directly to the Existing Lenders.  All Collateral Documents previously delivered to the Credit Agent under and pursuant to the Existing Agreement shall be deemed to have been so delivered pursuant to this Agreement.

End of Article 2

2-2

3.                                      INTEREST, PRINCIPAL AND FEES

3.1                               Interest

3.1(a)                         Except as otherwise provided in this Section, Borrower must pay interest on the unpaid amount of each Warehousing Advance from the date the Warehousing Advance is made until it is paid in full at the Applicable Rate as in effect from time to time.

3.1(b)                         Credit Agent computes interest on the basis of the actual number of days in each month and a year of 360 days. Borrower must pay interest monthly in arrears, not later than 9 days after the date of Credit Agent’s invoice or, if applicable, 2 days after the date of Credit Agent’s account analysis statement, commencing with the first month following the Closing Date and on the Warehousing Maturity Date.

3.1(c)                          If, for any reason, (i) Borrower repays a Warehousing Advance on the same day that it was made, or (ii) Borrower instructs Credit Agent not to make a previously requested Warehousing Advance after Credit Agent and Lenders have reserved funds or made other arrangements necessary to enable Credit Agent and Lenders to fund that Warehousing Advance, Borrower agrees to pay to Credit Agent, without limiting the provisions of Section 3.10, (x) for the account of Credit Agent, an administrative fee equal to 1 day of interest on that Warehousing Advance at the rate of 1.50% per annum, and (y) for the ratable account of all Lenders (based on Commitment Percentages) who funded the subject Warehousing Advance, interest thereon at the Applicable Rate notwithstanding repayment prior to the cut-off time specified in Section 3.6(a) (unless the reason for such repayment is due to the failure of the underlying transaction to close). Borrower must pay all such administrative fees and interest within 9 days after the date of Credit Agent’s invoice or, if applicable, within 2 days after the date of Credit Agent’s account analysis statement.

3.1(d)                         After an Event of Default occurs and upon Notice to Borrower by Credit Agent, the unpaid amount of each Warehousing Advance will bear interest at the Default Rate until paid in full.

3.1(e)                          Credit Agent will adjust the rates of interest provided for in this Agreement as of the effective date of each change in the applicable Reference Rate. Credit Agent’s determination of such rates of interest as of any date of determination is conclusive and binding, absent manifest error.

3.2                               Interest Limitation

If, at any time, the rate of interest, together with all amounts which constitute or are deemed under any applicable law to constitute interest and which are reserved, charged or taken by a Lender or Credit Agent as compensation for fees, services or expenses incidental to the making, negotiating or collecting of Warehousing Advances, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by a Lender or Credit Agent to Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be

3-1

deemed a voluntary prepayment of principal (or, if no Obligations are then outstanding, shall be repaid to the Borrower). As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

3.3                               Principal Payments

3.3(a)                         Borrower must pay Credit Agent the outstanding principal amount of all Warehousing Advances together with all accrued and unpaid interest thereon, and any unpaid costs and expenses, on the Warehousing Maturity Date.

3.3(b)                         Except as otherwise provided in Section 3.1, Borrower may prepay any portion of the Warehousing Advances without premium or penalty at any time.

3.3(c)                          Upon telephonic or written Notice to Borrower by Credit Agent, Borrower must pay to Credit Agent, and Borrower authorizes Credit Agent to charge its Operating Account for, the amount of any outstanding Warehousing Advance against a specific Pledged Asset upon the earliest occurrence of any of the following events:

(1)                                 For any Pledged Loan, the Warehouse Period elapses.

(2)                                 For any Pledged Loan, the Shipped Period elapses.

(3)                                 On the date a Warehousing Advance was made if the Pledged Loan to be funded by that Warehousing Advance has not closed and funded.

(4)                                 One (1) Business Day elapses from the date a Warehousing Advance was made against a Pledged Loan, without receipt of the Collateral Documents relating to that Pledged Loan required to be delivered on that date, or such Collateral Documents, upon examination by Credit Agent, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

(5)                                 Ten (10) Business Days elapse without the return of a Collateral Document delivered by Credit Agent to Borrower under a Trust Receipt for correction or completion.

(6)                                 On the date on which a Pledged Loan is determined to have been originated based on untrue, incomplete or inaccurate information or otherwise to be subject to fraud, whether or not Borrower had knowledge of the misrepresentation, incomplete or inaccurate information or fraud.

(7)                                 On the date on which Borrower knows, has reason to know, or receives Notice from Credit Agent, that (A) one or more of the representations and warranties set forth in Article 9 were inaccurate or incomplete in any material respect on any date when made or deemed made or became inaccurate or incomplete after any such date, or (B) Borrower has failed to perform or comply with any covenant, term or condition applicable to it set forth in Article 9.

3-2

(8)                                 On the date on which a Pledged Loan or a Lien prior to the Mortgage securing repayment of the Pledged Loan has been in default for a period of 60 days or more (it being understood that, as provided in Section 9.2(o), no Warehousing Advance will be made against any Mortgage Loan which is in default).

(9)                                 On the mandatory delivery date of the related Purchase Commitment if the specific Pledged Loan has not been delivered under the Purchase Commitment prior to such mandatory delivery date, or on the date the related Purchase Commitment expires or is terminated.

(10)                          Three (3) Business Days after the date a Pledged Loan is rejected for purchase by an Investor unless another Purchase Commitment is provided within that three (3) Business Day period.

(11)                          Upon the sale, other disposition or prepayment of any Pledged Asset or, with respect to a Pledged Loan included in an Eligible Mortgage Pool, upon the sale or other disposition of the related Agency Security.

(12)                          With respect to any Pledged Loan, any of the Collateral Documents, upon examination by Credit Agent, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

(13)                          If, after giving effect to a new Warehousing Advance against a Pledged Loan or to the payment of existing Warehousing Advances against Pledged Loans, any of the limitations set forth in Exhibit C have been exceeded.

3.3(d)                         In addition to the payments required by Sections 3.3(a) and 3.3(b), if the principal amount of any Pledged Loan is prepaid in whole or in part while a Warehousing Advance is outstanding against the Pledged Loan, Borrower must pay to Credit Agent, without the necessity of prior demand or Notice from Lender, and Borrower authorizes Credit Agent to charge its Operating Account for, the amount of the prepayment, to be applied against the Warehousing Advance.

3.3(e)                          The proceeds of the sale or other disposition of Pledged Assets must be paid directly by the Investor to Borrower’s Cash Collateral Account.  Borrower must give Notice to Credit Agent in writing or by telephone (and if by telephone, followed promptly by written Notice) of the Pledged Assets for which proceeds have been received. Upon receipt of Borrower’s Notice, Credit Agent will apply any proceeds deposited into the applicable Cash Collateral Account to the payment of the Warehousing Advances related to the Pledged Assets identified by Borrower in its Notice, and those Pledged Assets will be considered to have been redeemed from pledge to the extent the related Warehousing Advance has been paid in full.  Credit Agent is entitled to rely upon Borrower’s affirmation that deposits in the applicable Cash Collateral Account represent payments from Investors for the purchase of the Pledged Assets specified by Borrower in its Notice.  If the payment from an Investor for the purchase of Pledged Assets is less than the outstanding Warehousing Advances against the Pledged Assets identified by Borrower in its Notice, Borrower must pay to Credit Agent, and Borrower

3-3

authorizes Credit Agent to charge Borrower’s Operating Account for, an amount equal to that deficiency.  As long as no Default or Event of Default exists, Credit Agent will return to Borrower any excess payment from an Investor for Pledged Assets.

3.3(f)                           Credit Agent reserves the right to revalue any Pledged Loan or Pledged Security. Borrower must pay to Credit Agent, without the necessity of prior demand or Notice from Credit Agent, and Borrower authorizes Credit Agent to charge Borrower’s Operating Account for, any amount required after any such revaluation to reduce the principal amount of the Warehousing Advance outstanding against the revalued Pledged Loan or Pledged Security to an amount equal to the Advance Rate for the applicable type of Pledged Loan or Pledged Security multiplied by the Fair Market Value of the Pledged Loan or Pledged Security.

3.3(g)                          Without duplication of any payment made pursuant to Section 3.3(h), in the event that the outstanding principal amount of the Loan at any time exceeds the Warehousing Credit Limit (including as a result of a reduction thereof pursuant to Section 1.2), Borrower must pay to Credit Agent, without the necessity of prior demand or Notice from Credit Agent, and Borrower authorizes Credit Agent to charge Borrower’s Operating Account for, any amount required after to reduce the principal amount of the Loan to an amount equal to the lesser of the Warehousing Credit Limit and the then aggregate Warehousing Collateral Value.

3.3(h)                         Without duplication of any payment made pursuant to Section 3.3(g), in the event that the aggregate amount of outstanding Warehousing Advances made by a Lender exceed such Lender’s Warehousing Commitment Amount (including, in the case of Bank of America, as a result of a reduction thereof pursuant to Section 1.2), Borrower must pay to Credit Agent, for payment to such Lender, without the necessity of prior demand or Notice from Credit Agent, and Borrower authorizes Credit Agent to charge Borrower’s Operating Account for, any amount required after to reduce the aggregate amount of outstanding Warehousing Advances made by such Lender to an amount equal to such Lenders’ Warehousing Commitment Amount.

3.4                               Fees

Borrower shall timely pay such fees as are required to be paid pursuant to the Fee Letters, as and when from time to time due and payable in accordance with applicable provisions thereof.

3.5                               Overdraft Advances

If, under the authorization given by Borrower pursuant to this Agreement, Credit Agent debits Borrower’s Operating Account to honor an item presented against an Operating Account and that debit or direction results in an overdraft, Credit Agent may make an additional advance to fund that overdraft (“Overdraft Advance”).  Borrower must pay (a) the outstanding amount of any Overdraft Advance, within 1 Business Day after the date of the Overdraft Advance, and (b) interest on the amount of the Overdraft Advance, at a rate per annum equal to the Applicable Rate plus 2%, within 9 days after the date of Credit Agent’s invoice or, if applicable, within 2 days after the date of Credit Agent’s account analysis statement.

3-4

3.6                               Method of Making Payments

3.6(a)                         All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments by wire transfer to Lender, or as otherwise provided in this Agreement. Payments shall be credited on the Business Day on which immediately available funds are received prior to 2:00 P.M.; payments received after 2:00 P.M. shall be credited on the next Business Day.  All payments shall be applied first to the payment of all fees, expenses, and other amounts due to Credit Agent and/or Lenders (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal, provided, however, that, after the occurrence and during the continuation of an Event of Default, payments will be applied to the Obligations as Credit Agent determines.  If the due date is not a Business Day, payment is due on, and interest will accrue to, the next Business Day.

3.6(b)                         Borrower authorizes Credit Agent to charge Borrower’s Operating Account for any interest or fees due and payable to Credit Agent and/or Lenders on or after the 9th day after the date of Credit Agent’s invoice or, if applicable, on or after the 2nd day after the date of Credit Agent’s account analysis statement, without the necessity of prior demand or Notice from Credit Agent.

3.6(c)                          While a Default or Event of Default exists, Borrower authorizes Credit Agent to charge Borrower’s Operating Account for any Obligations due and payable to Credit Agent or Lenders, without the necessity of prior demand or Notice from Credit Agent.

3.6(d)                         All payments made on account of the Obligations shall be made by the Borrower to Credit Agent for distribution to the Lenders, except for fees payable to Credit Agent for its own account. No principal payments resulting from the refinancing, sale or other disposition of Pledged Loans or Pledged Securities shall be deemed to have been received by Credit Agent until Credit Agent has also received the Notice required under Section 3.3(e). All amounts received by Credit Agent on account of the Obligations for distribution to the Lenders shall be disbursed to the Lenders by wire transfer on the date of receipt if received by the Credit Agent by the applicable deadlines for payment thereof, or, if received later, by 12:00 noon on the next succeeding Business Day, without any interest payable by Credit Agent thereon.

3.7                               Billings

Any changes in the interest rate and in the outstanding amount of the Obligations which occur between the date of any billing and the due date of any payment may be reflected in adjustments in the billing for a subsequent month. Neither the failure of Credit Agent to submit a bill, nor any error in any such bill shall excuse Borrower from the obligation to make full payment of all Borrower’s payment obligations when due.

3-5

3.8                               Late Charges

Borrower shall pay, upon billing therefor, a “Late Charge” equal to three percent (3%) of the amount of any payment of principal (other than principal due at the Warehousing Maturity Date or the date on which Credit Agent accelerates the time for payment of the Loan after the occurrence of an Event of Default), interest, or fees, which are not paid within ten (10) days of the due date thereof.  Late Charges are: (a) payable in addition to, and not in limitation of, the Default Rate; (b) intended to compensate Credit Agent and Lenders for administrative and processing costs incident to late payments; (c) not interest; and (d) not subject to refund or rebate or credit against any other amount due.

3.9                               Additional Provisions Relating to Interest Rate

3.9(a)                         If Credit Agent has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s capital or assets as a consequence of its commitments or obligations hereunder to a level below that which Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration Lender’s policies with respect to capital adequacy), then, upon notice from Credit Agent to Borrower and delivery by Credit Agent of a statement setting forth the reduction in the rate of return experienced by the affected Lender and the amount necessary to compensate such Lender under this Section 3.9(a), Borrower shall be obligated to pay to the affected Lender such additional amount or amounts as will compensate such Lender for such reduction.  Each determination by Credit Agent of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

3.9(b)                         If Credit Agent determines (which determination shall be conclusive) that (i) by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Applicable Daily Floating LIBOR Rate for any day; or (ii) the BBA LIBOR Daily Floating Rate will not adequately and fairly reflect the cost to Lenders of funding (including maintaining) Warehousing Advances, then Credit Agent shall give Borrower prompt notice thereof, and, so long as such condition remains in effect, the Loan (and all outstanding and future Warehousing Advances under the Loan) shall bear interest at the Applicable Base Rate.

3.9(c)                          Any and all payments by Borrower to or for the account of Credit Agent and/or Lenders hereunder shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on Credit Agent’s or any Lender’s income, and franchise taxes imposed on it, by the jurisdiction under the laws of which Credit Agent and/or any Lender is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges,

3-6

withholdings, and liabilities being hereinafter referred to as “Taxes”).  If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement to Credit Agent and/or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.9(c)) Credit Agent and Lenders receive an amount equal to the sum they would have received had no such deductions been made, (ii) the affected Borrower shall make such deductions, (iii) the affected Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the affected Borrower shall furnish to Credit Agent the original or a certified copy of a receipt evidencing payment thereof.

3.9(d)                         Borrower also agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or from the execution or delivery of, or otherwise with respect to, this Agreement (hereinafter referred to as “Other Taxes”).  Further, if Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under this Agreement to Lender, Borrower shall also pay to Credit Agent, at the time interest is paid, such additional amount that Credit Agent specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that Credit Agent and Lenders would have received if such Taxes or Other Taxes had not been imposed.

3.9(e)                          Borrower agrees to indemnify Credit Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.10) paid by any of them and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto; (ii) any other amounts payable under Section 3.9; and (iii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  Payment under this Section 3.9(e) shall be made within 30 days after the date Credit Agent makes a demand therefor.

3.9(f)                           In the event that Borrower is required to pay or withhold any amount pursuant to Sections 3.10(c), 3.10(d), or 3.10(e), which results in Borrower paying more than would have been the case without regard to such Sections (an “Excess Payment”), Borrower shall have the option to terminate the Warehousing Commitment in its entirety (but not in part) and this Agreement (other than as to those provisions which by their terms survive the termination of this Agreement), by giving Notice to Credit Agent specifying the effective date of such termination, which Notice may be given no earlier than three (3) Business Days after making an Excess Payment and no later than thirty (30) days after making an Excess Payment.  Upon the effective date of the termination of this Agreement by Borrower pursuant to this Section, Borrower shall pay all of the Obligations in full.

3-7

3.9(g)                          Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any change in law shall make it unlawful for any Lender to make Warehousing Advances as LIBOR Loans, or to maintain outstanding Warehousing Advances as LIBOR Loans or to give effect to its obligations as contemplated hereby with respect to the Loan or any particular Warehousing Advance as a LIBOR Loan or (y) at any time Credit Agent reasonably determines that the making or continuance of LIBOR Loans has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market, the Credit Agent , may, by written notice to Borrower (i) declare that LIBOR Loans will not thereafter be made by any Lender hereunder, whereupon all subsequent Warehousing Advances will be made as Base Rate Loans unless such declaration shall be subsequently withdrawn; and/or (ii) require that any then outstanding Warehousing Advances be converted to Base Rate Loans (and thereby bear interest at the Applicable Base Rate), as of the effective date of such notice.

3.10                        Continuing Authority of Authorized Representatives

Credit Agent is authorized to rely upon the continuing authority of the Persons hereafter designated by Borrower (“Authorized Representatives”) to bind Borrower with respect to all matters pertaining to the Loan and the Loan Documents, including, but not limited to, the submission of requests for Warehousing Advances, and certificates with regard thereto, instructions with regard to the Operating Account and, to the extent permitted under this Agreement, the Collateral, and matters pertaining to the procedures and documentation for Warehousing Advances. Such authorization may be changed only upon written notice to Credit Agent accompanied by evidence, reasonably satisfactory to Credit Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Credit Agent.  The Authorized Representatives as of the Closing Date are listed on Exhibit D. Credit Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure Credit Agent that each Authorized Representative is a responsible and senior official of the respective Borrower.

End of Article 3

3-8

4.                                      COLLATERAL

4.1                               Grant of Security Interest

As security for the payment of its obligations under the Warehousing Notes and for the payment and performance of all of the Obligations, Borrower grants a security interest to Credit Agent, as agent for the Lenders, in all of Borrower’s right, title and interest in and to the following described property, whether now owned or whether acquired or arising after the date of this Agreement (“Collateral”):

4.1(a)                         All amounts advanced by Credit Agent or Lenders to or for the account of Borrower under this Agreement to fund a Mortgage Loan until that Mortgage Loan is closed and those funds disbursed.

4.1(b)                         All Mortgage Loans (including CW FHA Construction Mortgage Loans), including all Mortgage Notes, Mortgages and Security Agreements evidencing or securing those Mortgage Loans, that are delivered or caused to be delivered to Credit Agent (including delivery to a third party on behalf of Credit Agent), or that otherwise come into the possession, custody or control of Credit Agent or any Lender (including the possession, custody or control of a third party on behalf of Credit Agent), in each case in respect of which Credit Agent or a Lender has made a Warehousing Advance under this Agreement, and with respect to any such Mortgage Loan that is a Special Fannie Mae Mortgage Loan, all of the Borrower’s right, title and interest in and to the subject Master Credit Facility Agreement and all Mortgage Notes and other agreements, documents and instruments executed and delivered in connection with, or otherwise relating to and referenced in the subject Master Credit Facility Agreement (collectively, “Pledged Loans”).

4.1(c)                          All Mortgage-backed Securities that are created in whole or in part on the basis of Pledged Loans or that are delivered or caused to be delivered to Credit Agent or that otherwise come into the possession, custody or control of Credit Agent or any Lender, or its agent, bailee or custodian as assignee, or that are pledged to Credit Agent or, for such purpose are registered by book-entry in the name of Credit Agent (including registration in the name of a third party on behalf of Credit Agent), in each case in respect of which a Warehousing Advance has been made by Credit Agent or a Lender under this Agreement (collectively, “Pledged Securities”).

4.1(d)                         All private mortgage insurance and all commitments issued by the FHA to insure or guarantee any Pledged Loan; all Purchase Commitments held by Borrower covering Pledged Loans or Pledged Securities, and all proceeds from the sale of Pledged Loans or Pledged Securities to Investors pursuant to those Purchase Commitments; and all personal property, contract rights, servicing rights or contracts and servicing fees and income or other proceeds, amounts and payments payable to Borrower as compensation or reimbursement, accounts, payments, intangibles and general intangibles of every kind relating to Pledged Loans, Pledged Securities, Purchase Commitments, FHA commitments and private mortgage insurance and commitments relating to Pledged Loans and Pledged Securities, and all other documents or instruments relating to

4-1

Pledged Loans and Pledged Securities, including any interest of Borrower in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to Pledged Loans.

4.1(e)                          All escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of Borrower relating to the Collateral.

4.1(f)                           The Operating Account, the Cash Collateral Account, and all cash, whether now existing or acquired after the date of this Agreement, delivered to or otherwise in the possession of Credit Agent, any Lender, or Credit Agent’s or any Lender’s agent, bailee or custodian or designated on the books and records of Borrower as assigned and pledged to Credit Agent and/or Lenders, including all cash deposited in the Cash Collateral Account.

4.1(g)                          All Hedging Arrangements related to the Collateral (“Pledged Hedging Arrangements”) and Borrower’s accounts in which those Hedging Arrangements are held (“Pledged Hedging Accounts”), including all rights to payment arising under the Pledged Hedging Arrangements and the Pledged Hedging Accounts, except that Credit Agent’s security interest in the Pledged Hedging Arrangements and Pledged Hedging Accounts applies only to benefits, including rights to payment, related to the Collateral.

4.1(h)                         All collateral securing the Existing Agreement Obligations.

4.1(i)                             All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds of Collateral are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds of Collateral.

4.2                               Maintenance of Collateral Records

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, Borrower must preserve and maintain, at its chief executive office and principal place of business or in a regional office approved by Credit Agent, or in the office of a computer service bureau engaged by the Borrower and approved by Credit Agent and, upon request, make available to Credit Agent the originals, or copies in any case where the originals have been delivered to Credit Agent or to an Investor, of the Mortgage Notes, Mortgages and Security Agreements included in Pledged Loans, Mortgage-backed Securities delivered to Credit Agent as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

4-2

4.3                               Release of Security Interest in Pledged Loans and Pledged Securities

4.3(a)                         Except as provided in Section 4.3(b), Credit Agent will release its security interest in the Pledged Loans and all of the Collateral related to the Pledged Loans, as such Collateral is described in Sections 4.1(d) and 4.1(e), only against payment to Credit Agent of the Release Amount in connection with those Pledged Loans. If Pledged Loans are transferred to a pool custodian or an Investor for inclusion in a Mortgage Pool and Credit Agent’s security interest in the Pledged Loans and all of the Collateral related to the Pledged Loans, as such Collateral is described in Sections 4.1(d) and 4.1(e) included in the Mortgage Pool is not released before the issuance of the related Mortgage-backed Security, then that Mortgage-backed Security, when issued, is a Pledged Security, Lender’s security interest continues in the Pledged Loans and all of the Collateral related to the Pledged Loans, as such Collateral is described in Sections 4.1(d) and 4.1(e), backing that Pledged Security and Credit Agent is entitled to possession of the Pledged Security in the manner provided in this Agreement.

4.3(b)                         If Pledged Loans are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, Credit Agent’s security interest in the Pledged Loans and all of the Collateral related to the Pledged Loans, as such Collateral is described in Sections 4.1(d) and 4.1(e), included in the Eligible Mortgage Pool will be released upon the delivery of the Agency Security to Credit Agent (including delivery to or registration in the name of a third party on behalf of Lender) and that Agency Security is a Pledged Security. Credit Agent’s security interest in that Pledged Security will be released only against payment to Credit Agent of the Release Amount in connection with the Mortgage Loans backing that Pledged Security.

4.3(c)                          Credit Agent has the exclusive right to possession of all Pledged Securities or, if Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as that term is defined in the Uniform Commercial Code of Massachusetts) or its nominee, Credit Agent has the right to have the Pledged Securities registered in the name of a securities intermediary (as that term is defined in the Uniform Commercial Code of Massachusetts) in an account containing only customer securities and credited to an account of Credit Agent. Credit Agent has no duty or obligation to deliver Pledged Securities to an Investor or to credit Pledged Securities to the account of an Investor or an Investor’s designee except against payment for those Pledged Securities. Borrower acknowledges that Credit Agent may enter into one or more standing arrangements with securities intermediaries with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation or its designee, under which the Pledged Securities are registered in the name of the securities intermediary, and Borrower agrees, upon request of Credit Agent, to execute and deliver to those securities intermediaries its written concurrence in any such standing arrangements.

4.3(d)                         If no Default or Event of Default occurs, Borrower may redeem a Pledged Loan and all of the Collateral related to the Pledged Loans, as such Collateral is described in Sections 4.1(d) and 4.1(e), or Pledged Security from Credit Agent’s security interest by notifying Credit Agent of its intention to redeem the Pledged Loan or Pledged Security from pledge and paying, or causing an Investor to pay, to Credit Agent, for application

4-3

as a prepayment on the principal balance of the Warehousing Note, the Release Amount in connection with the Pledged Loan or the Pledged Loans backing that Pledged Security.

4.3(e)                          After a Default or Event of Default occurs, Credit Agent may, with no liability to Borrower or any other Person, continue to release its security interest in any Pledged Loan and all of the Collateral related to the Pledged Loans, as such Collateral is described in Sections 4.1(d) and 4.1(e), or Pledged Security against payment of the Release Amount for that Pledged Loan or for the Pledged Loans backing that Pledged Security.

4.3(f)                           The amount to be paid by Borrower to obtain the release of Credit Agent’s security interest in a Pledged Loan and all of the Collateral related to the Pledged Loans, as such Collateral is described in Sections 4.1(d) and 4.1(e) (“Release Amount”) will be (1) in connection with the sale of a Pledged Loan by Credit Agent while an Event of Default exists, the amount paid to Credit Agent in a commercially reasonable disposition of that Pledged Loan and (2) otherwise, until an Event of Default occurs, the principal amount of the Warehousing Advance outstanding against the Pledged Loan.

4.4                               Collection and Servicing Rights

4.4(a)                         If no Event of Default exists, Borrower may service and receive and collect directly all sums payable to Borrower in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. All proceeds of any Purchase Commitment or any other sale of Collateral must be paid directly to the Cash Collateral Account for application as provided in this Agreement.

4.4(b)                         After an Event of Default, Credit Agent or its designee is entitled to service and receive and collect all sums payable to Borrower in respect of the Collateral, and in such case, subject to any applicable requirements of Fannie Mae (1) Credit Agent or its designee in its discretion may, in its own name, in the name of Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but Credit Agent has no obligation to do so, (2) Borrower must, if Credit Agent requests it to do so, hold in trust for the benefit of Credit Agent and immediately pay to Credit Agent at its office designated by Notice, all amounts received by Borrower upon or in respect of any of the Collateral, advising Credit Agent as to the source of those funds, and (3) all amounts so received and collected by Credit Agent will be held by it as part of the Collateral and applied by Credit Agent as provided in this Agreement.  Notwithstanding the foregoing, no such rights may be exercised while any obligations are outstanding under the Acquisition Term Loan, and such rights in any event shall be junior and subordinate to the Acquisition Term Loan.

4.5                               Return of Collateral at End of Warehousing Commitment

If (a) the Warehousing Commitment has expired or has been terminated, and (b) no Warehousing Advances, interest or other Obligations are outstanding and unpaid, Credit Agent will release its security interest and will deliver all Collateral in its possession to Borrower at Borrower’s

4-4

expense.  Borrower’s acknowledgement or receipt for any Collateral released or delivered to Borrower under any provision of this Agreement is a complete and full acquittance for the Collateral so returned, and Credit Agent and Lenders are discharged from any liability or responsibility for that Collateral.

4.6                               Delivery of Collateral Documents

4.6(a)                         Credit Agent may deliver documents relating to the Collateral to Borrower for correction or completion under a Trust Receipt.

4.6(b)                         If no Default or Event of Default exists, upon delivery by Borrower to Credit Agent of shipping instructions pursuant to the applicable Exhibit B, Credit Agent will deliver the Mortgage Notes evidencing Pledged Loans or Pledged Securities together with all related loan documents and pool documents previously received by Credit Agent under the requirements of the applicable Exhibit B to the designated Investor or Approved Custodian or to another party designated by Borrower and acceptable to Credit Agent in its sole discretion.

4.6(c)                          If a Default or Event of Default exists, Credit Agent may, without liability to Borrower or any other Person, continue to deliver Pledged Loans or Pledged Securities, together with all related loan documents and pool documents in Credit Agent’s possession, to the applicable Investor or Approved Custodian or to another party acceptable to Credit Agent in its sole discretion.

4.7                               Borrower Remains Liable

Anything herein to the contrary notwithstanding, Borrower shall remain liable under each item of the Collateral granted by it to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms thereof and any other agreement giving rise thereto, and in accordance with and pursuant to the terms and provisions thereof. Whether or not the Credit Agent has exercised any rights in any of the Collateral, neither the Credit Agent nor any Lender shall have any obligation or liability (other than for gross negligence or willful misconduct) under any of the Collateral (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Credit Agent of any payment relating thereto, nor shall the Credit Agent nor any Lender be obligated in any manner to perform any of the obligations of Borrower under or pursuant to any of the Collateral (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any of the Collateral (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

End of Article 4

4-5

5.                                      CONDITIONS PRECEDENT

5.1                               Effectiveness of Agreement; Initial Warehousing Advance

The effectiveness of this Agreement, and the obligations of the Lenders to make the initial Warehousing Advances hereunder, are subject to the satisfaction, in the sole discretion of Credit Agent, of the following conditions precedent:

5.1(a)                         Credit Agent must receive the following, all of which must be satisfactory in form and content to Credit Agent, in its sole discretion:

(1)                                 The Warehousing Notes, respectively payable to each Lender, this Agreement, and the Fee Letters, each duly executed by the Borrower.

(2)                                 Copies of Borrower’s organizational documents, certified as true and complete by an appropriate officer of Borrower.

(3)                                 Certificates of legal existence and good standing from the Secretary of State of Delaware for Borrower, dated within thirty (30) days of the date of this Agreement.

(4)                                 Such certificates of resolutions or other action, incumbency certificates and/or other certificates of responsible officers of Borrower as Credit Agent may require evidencing (i) the authority of Borrower to enter into this Agreement and the other Loan Documents to which Borrower is a party and (ii) the identity, authority and capacity of each Authorized Representative thereof authorized to act as an Authorized Representative in connection with this Agreement and the other Loan Documents to which Borrower is a party.

(5)                                 Assumed Name Certificates dated within 30 days of the date of this Agreement for any assumed name used by Borrower in the conduct of its business.

(6)                                 Uniform Commercial Code, tax lien and judgment searches of the appropriate public records for Borrower that do not disclose the existence of any Lien on the Collateral other than in favor of Credit Agent.

(7)                                 Copies of Borrower’s errors and omissions insurance policy or mortgage impairment insurance policy, and blanket bond coverage policy, or certificates in lieu of policies, showing compliance by Borrower as of the date of this Agreement with the related provisions of Section 7.8.

(8)                                 An opinion from counsel for Borrower in form and substance satisfactory to Credit Agent concerning, among other matters (i) the legal existence, good standing and qualification to business of Borrower, (ii) the power and authority of Borrower to enter into and perform the Loan Documents to which it is a party, (iv) the authorization of the individuals executing and delivering Loan Documents

5-1

on behalf of Borrower to do so, (v) the enforceability of Borrower’s obligations under the Loan Documents, (vi) the absence of any pending or threatened material litigation against Borrower, (vii) the validity and perfection of Credit Agent’s Lender’s security interest in the Collateral, (viii) the non-contravention of Borrower’s obligations under the Loan Documents under the Borrower’s charter documents or under any agreements or legal proceedings to which it is a party or by which it is bound, and (ix) such other matters as Credit Agent reasonably shall request consistent with loan facilities similar to the loan facility established by this Agreement.

(9)                                 Copies of such documentation concerning Borrower’s status as a DUS lender as Credit Agent shall request.

(10)                          Copies of such documentation concerning Borrower’s status as a Freddie Mac Program Plus seller and servicer as Credit Agent shall request.

(11)                          Copies of such documentation concerning Borrower’s status as a Ginnie Mae issuer and servicer as Credit Agent shall request.

(12)                          Copies of such documentation concerning Borrower’s status as an FHA/HUD approved mortgagee and HUD MAP Lender as Credit Agent shall request.

(13)                          (i) the Base Line Projections, and (ii) such other information (financial or otherwise) reasonably requested by the Credit Agent.

(14)                          (i) The Existing Agreement shall have been terminated pursuant to a written agreement among the Credit Agent, the Existing Lenders, and the Borrower (the “Termination Agreement”), (ii) no defaults or events of default shall exist under the Existing Agreement on the Closing Date, and (iii) on the Closing Date, after giving effect to the Refinancing Warehousing Advances, all of the Existing Agreement Obligations shall have been paid in full.

(15)                          Such other documents as Credit Agent reasonably may require, duly executed and delivered, and evidence satisfactory to Credit Agent of the occurrence of any further conditions precedent to the closing of the credit facility established hereby.

5.1(b)                         If, as of the date of this Agreement, Borrower has any indebtedness for borrowed money to any of its partners or Affiliates or any director, officer, member, or shareholder of any partner or any Affiliate of any partner, the Person to whom Borrower is indebted must have executed a subordination of debt agreement, on the form prescribed by Credit Agent (each, a “Subordination of Debt Agreement”); and Credit Agent must have received an executed copy of that Subordination of Debt Agreement, certified an Authorized Representative to be true and complete and in full force and effect as of the date of the Closing Date.

5.1(c)                          Credit Agent shall have filed such Uniform Commercial Code financing statements (including, as may be applicable, amendments to existing financing statements), in such jurisdictions, as Credit Agent shall have determined to be appropriate in order to perfect

5-2

the security interest in the Collateral granted by Borrower pursuant to this Agreement or any other Loan Document.

5.1(d)                         No Defaults or Events of Default shall have occurred and be continuing under the Existing Agreement (as such terms are defined therein), and the representations and warranties of the Borrower thereunder shall be true, correct and complete (except as to matters which speak to a specific date, or changes specifically contemplated and permitted by the Existing Agreement).

5.1(e)                          Borrower shall have (i) paid to the Credit Agent and Lenders, as applicable, all amounts due as of the Closing Date pursuant to any Fee Letters, and (ii) paid or reimbursed the Credit Agent and the Lenders for all their respective attorneys’ fees and expenses incurred in connection with this Agreement and the other Loan Documents.

5.1(f)                           (i) Borrower shall have consummated the CW Transaction on terms and conditions consistent in all material respects with those disclosed to and approved by Credit Agent prior to the date hereof, and (ii) the $83,000,000 term loan proposed to be made by Bank of America to the Parent in connection with the CW Transaction shall have closed and funded on terms and conditions consistent in all material respects with those disclosed to and approved by Credit Agent prior to the date hereof.

5.1(g)                          Borrower shall have provided Credit Agent with a Compliance Certificate of the Parent demonstrating, on a pro forma basis giving effect to the consummation of the CW Transaction and utilizing the Closing MSR Valuation where applicable, that as of immediately upon and giving effect to the consummation of the CW Transaction all financial covenants under Section 8A would be satisfied as if tested on such date

5.2                               Each Advance

The effectiveness of this Agreement, including each Lender’s obligation to make Warehousing Advances, is subject to the satisfaction, in the sole discretion of Credit Agent, as of the date of each Warehousing Advance, of the following additional conditions precedent:

5.2(a)                         Borrower must have delivered to Credit Agent the Warehousing Advance Request and the Collateral Documents required by, and must have satisfied the procedures and substantive requirements set forth in, Article 2 and the Exhibits described in that Article.  All items delivered to Credit Agent must be satisfactory to Credit Agent in form and content, and Credit Agent may reject any item that does not satisfy the requirements of this Agreement or the applicable Purchase Commitment.

5.2(b)                         Credit Agent must have received evidence satisfactory to it as to the making or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments necessary to perfect the security interest of Credit Agent in the Collateral under the Uniform Commercial Code or other applicable law.

5-3

5.2(c)                          The representations and warranties of Borrower contained in Article 6 and Article 9 must be accurate and complete in all material respects as if made on and as of the date of each Warehousing Advance.

5.2(d)                         Borrower must have performed all agreements to be performed by it under this Agreement, and after giving effect to the requested Warehousing Advance, no Default or Event of Default will exist under this Agreement.

5.2(e)                          There shall not have been any material adverse change in the financial condition, business, or affairs of Borrower since the date of this Agreement which in Credit Agent’s good faith judgment may jeopardize in a material manner the ability of Borrower to perform fully its obligations under each applicable Loan Document.

5.2(f)                           Credit Agent shall have received and approved such other documents, and certificates as Credit Agent reasonably may request, in form and substance reasonably satisfactory to Credit Agent.

5.2(g)                          Prior to any Warehousing Advance being made against any otherwise Eligible Loan, Borrower shall have provided to Credit Agent copies of all documents, agreements and other materials and information concerning Borrower’s status as an originator and seller of such type of Mortgage Loan for the applicable Federal Agency as Credit Agent may require.

Delivery of a Warehousing Advance Request by Borrower will be deemed a representation by Borrower that all conditions set forth in this Section have been satisfied as of the date of the Warehousing Advance.

5.3                               New Fannie Mae Special Program Agreements

With the prior written consent of Credit Agent and Required Lenders, Borrower may amend Exhibit E to add a new Master Credit Facility Agreement.  If such consent is granted, an amendment to Exhibit E is not effective, and Lenders have no obligation to make Warehousing Advances against Special Fannie Mae Mortgage Loans under any new Master Credit Facility Agreement, until Borrower has satisfied the following conditions precedent (in addition to satisfying all other applicable requirements of this Agreement):

5.3(a)                         The representations and warranties of Borrower contained in Article 6 must be accurate and complete in all material respects as if made on and as of the date of, and after giving effect to, the amendment to Exhibit E.

5.3(b)                         If requested by Credit Agent, Credit Agent must receive from counsel for Borrower an updated opinion, in form and substance satisfactory to Credit Agent, addressed to Credit Agent and Lenders and dated the date of the amendment to Exhibit E, covering such matters relating to the Master Credit Facility Agreement and related documents as Lender may reasonably request.

5-4

5.4                               Force Majeure

Notwithstanding Borrower’s satisfaction of the conditions set forth in this Agreement, Lenders have no obligation to make a Warehousing Advance if Credit Agent or any Lender is prevented from obtaining the funds necessary to make a Warehousing Advance, or is otherwise prevented from making a Warehousing Advance as a result of any fire, flood or other casualty, failure of power, strike, lockout or other labor trouble, banking moratorium, embargo, sabotage, confiscation, condemnation, riot, civil disturbance, insurrection, act of terrorism, war or other activity of armed forces, act of God or other similar reason beyond the control of Credit Agent or any Lender. Lenders will make the requested Warehousing Advance as soon as reasonably possible following the occurrence of such an event (provided that all applicable terms and conditions relating to such Warehousing Advance continue to be satisfied).

End of Article 5

5-5

6.                                      GENERAL REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Credit Agent and Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that:

6.1                               Place of Business

Borrower’s chief executive office and principal place of business is 7501 Wisconsin Avenue, Suite 1200, Bethesda, MD, 20814-6531.

6.2                               Organization; Good Standing; Subsidiaries

Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the full legal power and authority to own its property and to carry on its business as currently conducted. Borrower is duly qualified as a foreign limited liability company to do business and is in good standing in each jurisdiction in which the transaction of its business makes qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on Borrower’s business, operations, assets or financial condition as a whole.  For the purposes of this Agreement, good standing includes qualification for all licenses and payment of all taxes required in the jurisdiction of its formation and in each jurisdiction in which Borrower transacts business.  Exhibit K hereto sets forth all foreign qualifications and mortgage lender and mortgage servicer licenses held by Borrower.  As of the date hereof, Borrower does not have any Subsidiaries except as set forth on Exhibit F, which sets forth with respect to each Subsidiary, its name, address, jurisdiction of organization, each state in which it is qualified to do business and the percentage ownership of its Equity Interests by Borrower.  As of the date hereof, each such Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the full legal power and authority to own its property and to carry on its business as currently conducted.

6.3                               Authorization and Enforceability

Borrower has the power and authority to execute, deliver and perform this Agreement, the Warehousing Notes and the other Loan Documents to which Borrower is a party and to make the borrowings under this Agreement. The execution, delivery and performance by Borrower of this Agreement, the Warehousing Notes and the other Loan Documents to which Borrower is party and the making of the borrowings under this Agreement, and the Warehousing Notes, have been duly and validly authorized by all necessary limited liability company action on the part of Borrower (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon Borrower, or the certificate of formation or operating agreement of Borrower, conflict with or result in a breach of, constitute a default or require any consent under, or result in or require the acceleration of any indebtedness of Borrower under any agreement, instrument or indenture to which Borrower is a party or by which Borrower or its property may be bound or affected, or result in the creation of any Lien upon any property or assets of

6-1

Borrower (other than the Lien on the Collateral granted under this Agreement). This Agreement, the Warehousing Notes and the other Loan Documents to which Borrower is a party constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except that enforceability may be limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors’ rights and general principles of equity.

6.4                               Approvals

The execution and delivery of this Agreement, the Warehousing Notes and the other Loan Documents and the performance of Borrower’s obligations under this Agreement, the Warehousing Note and the other Loan Documents and the validity and enforceability of this Agreement, the Warehousing Notes and the other Loan Documents do not require any license, consent, approval or other action of any agency, commission, instrumentality or other regulatory body or authority (in each case, whether federal, state or local, domestic or foreign) other than those that have been obtained and remain in full force and effect.

6.5                               Financial Condition

6.5(a)                         The consolidated and consolidating balance sheets of the Parent and its Subsidiaries as of each Statement Date, and the related consolidated and consolidating statements of income, consolidated cash flows, and changes in the Parent’s stockholders’ equity for the fiscal period ended on each Statement Date, furnished to Credit Agent and Lenders, fairly present the financial condition of the Parent and its Subsidiaries as at that Statement Date and the results of their operations for the fiscal period ended on that Statement Date. Borrower had, on each Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, those financial statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Borrower except as previously disclosed to Credit Agent and Lenders in writing.  Those financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved.  Since the Audited Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of Borrower and, if applicable, its Subsidiaries), nor is Borrower aware of any state of facts that (with or without notice or lapse of time or both) would or could result in any such material adverse change.  All schedules and reports furnished by Borrower to Credit Agent and/or any Lender, including, without limitation, schedules of contingent liabilities and off balance sheet transactions, were true, accurate and complete, and did not omit any information necessary in order to make any provided information not misleading in any material respect.

6.5(b)                         The Base Line Projections were prepared in good faith on the basis of the assumptions stated therein (after giving pro forma effect to the CW Transaction), which assumptions were reasonable in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Parent’s (and, as relating to Borrower, Borrower’s) reasonable estimate of the respective and collective future financial performance of the Parent and its Subsidiaries.

6-2

6.6                               Litigation

As of the date hereof, there are no actions, claims, suits or proceedings pending or, to Borrower’s knowledge, threatened or reasonably anticipated against or affecting Borrower or any Subsidiary of Borrower in any court or before any arbitrator or before any agency, board, bureau, commission, instrumentality or other administrative or regulatory body (in each case, whether federal, state or local, domestic or foreign) that, if adversely determined, may reasonably be expected to result in a material adverse change in Borrower’s business, operations, assets or financial condition as a whole, or that would affect the validity or enforceability of this Agreement, the Warehousing Notes or any other Loan Document.

6.7                               Compliance with Laws

Neither Borrower nor any Subsidiary of Borrower is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority that could result in a material adverse change in Borrower’s business, operations, assets or financial condition as a whole or that would affect the validity or enforceability of this Agreement, the Warehousing Notes or any other Loan Document.

6.8                               Regulation U

Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Warehousing Advance made under this Agreement will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

6.9                               Investment Company Act

Borrower is not an “investment company” or is not controlled by an “investment company” within the meaning of the Investment Company Act.

6.10                        Payment of Taxes

Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state and local income, excise, property and other tax returns that are required to be filed with respect to the operations of Borrower and its Subsidiaries, all such returns are true and correct and Borrower and each of its Subsidiaries has paid or caused to be paid all taxes shown on those returns or on any assessment, to the extent that those taxes have become due, including all FICA payments and withholding taxes, if appropriate. The amounts reserved as a liability for income and other taxes payable in the financial statements described in Section 6.5 are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of Borrower and its Subsidiaries accrued for or applicable to the period and on the dates of those financial statements and all years and periods prior to those financial statements and for which Borrower and its Subsidiaries may be liable in their own right or as transferee of the assets of, or as successor to, any other Person. No tax Liens have been filed and no material claims are being asserted against Borrower, any Subsidiary of Borrower or any property of Borrower or any Subsidiary of Borrower with respect to any taxes, fees or charges.

6-3

6.11                        Agreements

Neither Borrower nor any Subsidiary of Borrower is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 6.5. Neither Borrower nor any Subsidiary of Borrower is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could result in a material adverse change in Borrower’s business, operations, assets or financial condition as a whole.  No holder of any indebtedness of Borrower or of any of its Subsidiaries has given notice of any asserted default under that indebtedness, and no liquidation or dissolution of Borrower or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to =Borrower or of any of its Subsidiaries or any of its or their properties is pending or to the knowledge of Borrower, threatened.

6.12                        Title to Properties

Borrower and each Subsidiary of Borrower has good, valid, insurable and (in the case of real property) marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 6.5, except for those properties and assets that Borrower has disposed of since the date of those financial statements either in the ordinary course of business or because they were no longer used or useful in the conduct of Borrower’s or Subsidiary’s business. All of Borrower’s properties and assets are free and clear of all Liens except as disclosed in Borrower’s financial statements (or in the Base Line Projections).

6.13                        ERISA

Each Plan is in compliance with all applicable requirements of ERISA and the Internal Revenue Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Internal Revenue Code setting forth those requirements, except where any failure to comply would not result in a material loss to Borrower or any ERISA Affiliate. All of the minimum funding standards or other contribution obligations applicable to each Plan have been satisfied. No Plan is a Multiemployer Plan or a defined-benefit pension plan subject to Title IV of ERISA.

6.14                        No Retiree Benefits

Except as required under Section 4980B of the Internal Revenue Code, Section 601 of ERISA or applicable state law, neither Borrower nor any Subsidiary of Borrower is obligated to provide post-retirement medical or insurance benefits with respect to employees or former employees.

6.15                        Assumed Names

Borrower does not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed names set forth on Exhibit G. Borrower has made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name.

6-4

Borrower’s use of the assumed names set forth on Exhibit G does not conflict with any other Person’s legal rights to any such name, nor otherwise give rise to any liability by Borrower to any other Person.  Borrower may amend Exhibit G to add or delete any assumed names used by Borrower to conduct business.  An amendment to Exhibit G to add an assumed name is not effective until Borrower has delivered to Credit Agent an assumed name certificate in the jurisdictions in which the assumed name is to be used, which must be satisfactory in form and content to Credit Agent in its sole discretion.  In connection with any amendment to delete a name from Exhibit G, the affected Borrower represents and warrants that it has ceased using that assumed name in all jurisdictions.

6.16                        Servicing

Exhibit H is a true and complete list of Borrower’s Servicing Portfolio as of June 30, 2012.  All of Borrower’s Servicing Contracts are in full force and effect, and are unencumbered by Liens other than pursuant to the Acquisition Term Loan.  No event of default or event that, with notice or lapse of time or both, would become an event of default, exists under any of Borrower’s Servicing Contracts.

6.17                        Foreign Asset Control Regulations

Neither the making of the Warehousing Advances nor the use of the proceeds of any thereof (or any other Loan)  will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56).  Furthermore, neither Borrower or its Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person.”

End of Article 6

6-5

7.                                      AFFIRMATIVE COVENANTS

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, Borrower must, unless Credit Agent and the Required Lenders (or all of the Lenders, if required pursuant to Section 11.14(a)) consent in writing:

7.1                               Financial Statements

Deliver to Credit Agent, in form and detail reasonably satisfactory to Credit Agent:

7.1(a)                         As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year of the Parent, an audited consolidated, and consolidating with respect to Borrower, Fiscal Year-end statement of income of the Parent for that Fiscal Year, and an audited consolidated Fiscal Year-end statement of cash flow of the Parent for that Fiscal Year, and the related consolidated, and consolidating with respect to Borrower, audited balance sheet of the Parent as of the end of that Fiscal Year (setting forth in comparative form the corresponding figures for the preceding Fiscal Year), all in reasonable detail and accompanied by (1) an opinion as to those financial statements in form and substance reasonably satisfactory to Credit Agent and prepared by an independent certified public accounting firm reasonably acceptable to Credit Agent, and (2) if then available or otherwise within fifteen (15) days of receipt by the Parent, any management letters, management reports or other supplementary comments or reports delivered by those accountants to the Parent;

7.1(b)                         As soon as available and in any event within sixty (60) days after the end of each Fiscal Quarter of the Parent, including its last Fiscal Quarter, consolidated, and consolidating with respect to Borrower, interim statements of income for that fiscal quarter and the period from the beginning of the fiscal year to end of that fiscal quarter, and the related consolidated and consolidating balance sheet (including contingent liabilities) as at the end of that fiscal quarter, all in reasonable detail, subject, however, to year-end audit adjustments;

7.1(c)                          Together with each delivery of financial statements required by this Section, Compliance Certificates of the Borrower and of the Parent, respectively.

7.2                               Other Borrower Reports

Deliver to Credit Agent:

7.2(a)                         As soon as available and in any event within sixty (60) days after the end of each Calendar Quarter, a consolidated report (“Servicing Portfolio Report”) as of the end of the Calendar Quarter, as to all Mortgage Loans the servicing rights to which are owned by the Parent or its Affiliates, and separately for Borrower (in each case, specified by investor type, recourse and non-recourse) regardless of whether the Mortgage Loans are Pledged Loans.  The Servicing Portfolio Report must be in similar summary form as previously presented to Credit Agent (or as Credit Agent otherwise may agree), and

7-1

must, at a minimum, indicate which Mortgage Loans (1) are current and in good standing, (2) are more than 30, 60 or 90 days past due, (3) are the subject of pending bankruptcy or foreclosure proceedings, or (4) have been converted (through foreclosure or other proceedings in lieu of foreclosure) into real estate owned by a member of the Parent’s consolidated group, and include, by Mortgage Loan type (x) weighted average coupon, (y) weighted average maturity, and (z) weighted average servicing fee.

7.2(b)                         As soon as available and in any event within sixty (60) days after the end of each Calendar Quarter, a consolidated loan production report as of the end of that Calendar Quarter, presenting the total dollar volume and the number of Mortgage Loans originated and closed or purchased during that Calendar Quarter and for the fiscal year-to-date, specified by property type, loan type and Investor to whom each Mortgage Loan was sold.

7.2(c)                          Other reports in respect of Pledged Assets, including, without limitation, copies of purchase confirmations issued by Investors purchasing Pledged Loans from Borrower, in such detail and at such times as Credit Agent in its discretion may reasonably request.

7.2(d)                         With reasonable promptness, all further information regarding the business, operations, assets or financial condition of Borrower as Credit Agent may reasonably request, including copies of any audits completed by Fannie Mae, Freddie Mac, HUD, FHA or Ginnie Mae.

7.2(e)                          As soon as available and in any event within 30 days after the end of each Calendar Quarter, a report as of the end of such Calendar Quarter detailing all requests that Borrower repurchase Mortgage Loans and the status of each such request and any indemnification or similar agreement to which Borrower is a party in connection with any such request.

7.2(f)                           Within ten (10) Business Days after such forecasts have been delivered to the Parent’s Board of Directors for approval (but in any event no later than December 31 of each year), preliminary forecasts prepared by management of the Parent and its Subsidiaries on a consolidated basis, in form satisfactory to the Credit Agent, of balance sheets and statements of income or operations and cash flows of the Parent (on a consolidated basis) (forecasted on a quarterly basis) for the next Fiscal Year.  Borrower shall furnish the final version of such forecasts to the Credit Agent, as soon as available, but in any event on the earlier to occur of: (i) the date that is ten (10) Business Days after such forecasts have been approved by the Parent’s Board of Directors or (ii) January 31, of the Fiscal Year to which the forecasts relate.

7.3                               Maintenance of Existence; Conduct of Business

Preserve and maintain its existence as a limited liability company, in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including its eligibility as lender, seller/servicer or issuer as described under Section 9.1; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining Borrower’s eligibility as lender, seller/servicer or issuer as

7-2

described under Section 9.1; and make no material change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement, except as contemplated by the CW Transaction.

7.4                               Compliance with Applicable Laws

Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could result in a material adverse change in Borrower’s business, operations, assets, or financial condition as a whole or on the enforceability of this Agreement, the Warehousing Notes, any other Loan Document or any Collateral, except where contested in good faith and by appropriate proceedings.

7.5                               Inspection of Properties and Books; Operational Reviews

Permit Credit Agent, any Lender, and any Assignee or Participant (and their authorized representatives) to discuss the business, operations, assets and financial condition of Borrower and its Subsidiaries with Borrower’s senior officers and other management officials, agents and employees, and to examine and make copies or extracts of Borrower’s and its Subsidiaries’ books of account, all at such reasonable times as Credit Agent, any Lender, or any Participant may request. Provide their accountants with a copy of this Agreement promptly after its execution and authorize and instruct them to answer candidly all questions that the officers of Credit Agent, any Lender, or any Participant or any authorized representatives of Credit Agent, any Lender, or any Participant may address to them in reference to the financial condition or affairs of Borrower and its Subsidiaries. Borrower may have representatives in attendance at any meetings held between the officers or other representatives of Credit Agent, any Lender, or any Participant and Borrower’s accountants under this authorization. Permit Credit Agent, any Lender, or any Participant (and their authorized representatives) access to Borrower’s premises and records for the purpose of conducting a review of Borrower’s general mortgage business methods, policies and procedures, auditing its loan files and reviewing the financial and operational aspects of Borrower’s business.

7.6                               Notice

Give prompt Notice to Credit Agent of (a) any action, suit or proceeding instituted by or against Borrower or any of its Subsidiaries in any federal or state court or before any agency, board, bureau, commission, instrumentality or other administrative or regulatory body (in each case, whether federal, state or local, domestic or foreign), which action, suit or proceeding (either individually, or when aggregated with all such actions, suits, or proceedings) has at issue in excess of $1,000,000, or any such proceedings threatened against Borrower or any of its Subsidiaries, in a writing containing the details of that action, suit or proceeding; (b) the filing, recording or assessment of any Lien for any federal, state or local taxes, assessments or other governmental charges in excess of $1,000,000 (individually or in the aggregate) against Borrower, any of its assets or any of its Subsidiaries, other than a Lien for taxes, assessments or other governmental charges on real property securing or that previously secured an individual Mortgage Loan that is not a Pledged Loan; (c) an Event of Default; (d) a Default that continues for more than 4 days; (e) the suspension, revocation or termination of Borrower’s eligibility, in any respect, as lender, seller/servicer or issuer as described under Section 9.1 or the suspension,

7-3

revocation or termination of any other license or approval required for Borrower to engage in the business of originating, acquiring and, if applicable, servicing Mortgage Loans; (f) the imposition of any other adverse regulatory or administrative action or sanction on or against Borrower by any agency, board, bureau, commission, instrumentality or other administrative or regulatory body (in each case, whether federal, state or local, domestic or foreign) that could result in a material adverse change in Borrower’s business, operations, assets or financial condition as a whole or that could affect the validity or enforceability of any Pledged Asset; (g) the transfer, loss, nonrenewal or termination of any Servicing Contracts to which Borrower is a party, or which is held for the benefit of Borrower, the transfer, loss, nonrenewal or termination of which could result in a material adverse change in Borrower’s business, operations, assets or financial condition as a whole, and the reason for that transfer, loss, nonrenewal or termination; (h) any Prohibited Transaction with respect to any Plan, specifying the nature of the Prohibited Transaction and what action the Borrower proposes to take with respect to it; and (i) any other action, event or condition of any nature that could lead to or result in a material adverse change in the business, operations, assets or financial condition of Borrower or any of its Subsidiaries.

7.7                               Payment of Debt, Taxes and Other Obligations

Pay, perform and discharge, or cause to be paid, performed and discharged, all of the obligations and indebtedness of Borrower and its Subsidiaries, all taxes, assessments and governmental charges or levies imposed upon Borrower or its Subsidiaries or upon their respective income, receipts or properties before those taxes, assessments and governmental charges or levies become past due, and all lawful claims for labor, materials and supplies or otherwise that, if unpaid, could become a Lien or charge upon any of their respective properties or assets. Borrower and its Subsidiaries are not required to pay, however, any taxes, assessments and governmental charges or levies or claims for labor, materials or supplies for which Borrower or its Subsidiaries have obtained an adequate bond or insurance or that are being contested in good faith and by proper proceedings that are being reasonably and diligently pursued and for which proper reserves have been created.

7.8                               Insurance

Maintain blanket bond coverage and errors and omissions insurance with such companies and in such amounts as satisfy prevailing requirements applicable to a lender, seller/servicer or issuer as described under Section 9.1, and liability insurance and fire and other hazard insurance on its properties, in each case with responsible insurance companies acceptable to Credit Agent, in such amounts and against such risks as is customarily carried by similar businesses operating in the same location. Within 30 days after Notice from Credit Agent, obtain such additional insurance as Credit Agent may reasonably require, all at the sole expense of Borrower. Copies of such policies must be furnished to Credit Agent without charge upon request of Credit Agent.

7.9                               Closing Instructions

Indemnify and hold Credit Agent and each Lender harmless from and against any loss, including reasonable attorneys’ fees and costs, attributable to the failure of any title insurance company, agent or attorney to comply with Borrower’s disbursement or instruction letter relating to any Mortgage Loan. Credit Agent has the right to pre-approve Borrower’s choice of title insurance

7-4

company, agent or attorney, unless already approved by Fannie Mae, Freddie Mac, or FHA, as applicable, and Borrower’s disbursement or instruction letter to them in any case in which Borrower intends to obtain a Warehousing Advance against the Mortgage Loan to be created at settlement or to pledge that Mortgage Loan as Collateral under this Agreement.

7.10                        Subordination of Certain Indebtedness

Cause any indebtedness of Borrower for borrowed money to any partner or Affiliate or any member, shareholder, director or officer of any partner or Affiliate of Borrower, to be subordinated to the Obligations by the execution and delivery to Credit Agent of a Subordination of Debt Agreement, on the form prescribed by Credit Agent, certified by the corporate secretary of the Borrower to be true and complete and in full force and effect.

7.11                        Other Loan Obligations

Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which Borrower is bound or to which any of its property is subject, where the failure to perform such material obligations could trigger an Event of Default under Section 10.1(f), and promptly notify Credit Agent in writing of a declared default or event of default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender.  Exhibit J is a true and complete list of all such lines of credit or agreements as of the date of this Agreement.  Borrower must give Credit Agent and Lenders at least 30 days Notice before entering into any new lines of credit or agreements.

7.12                        ERISA

Maintain and cause each ERISA Affiliate to maintain each Plan in compliance with all material applicable requirements of ERISA and of the Internal Revenue Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Internal Revenue Code, and not, and not permit any ERISA Affiliate to, (a) engage in any transaction in connection with which Borrower or any ERISA Affiliate would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code, in either case in an amount exceeding $25,000 or (b) fail to make full payment when due of all amounts that, under the provisions of any Plan, Borrower or any ERISA Affiliate is required to pay as contributions to that Plan, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code), whether or not waived, with respect to any Plan in an aggregate amount exceeding $25,000.

7.13                        Use of Proceeds of Warehousing Advances

Use the proceeds of each Warehousing Advance solely for the purpose of funding Eligible Loans and against the pledge of those Eligible Loans as Collateral.

7.14                        Operating Accounts

At all times, cause the escrow accounts of WD Capital relating to Servicing Contracts held as of the Closing Date in demand deposit accounts at Bank of America, to be located (and to remain)

7-5

at Bank of America.  At all times from and after the date that is ninety (90) days after the Closing Date, Borrower and WD Capital shall between them maintain at Bank of America interest bearing escrow accounts relating to Mortgage Loans respectively being serviced by them pursuant to Servicing Contracts having aggregate collected balances to be at no time less than $60,000,000 which shall earn fifty five (55) basis points in interest.  At all times from and after the date that is ninety (90) days after the Closing Date, the aggregate of the foregoing required accounts held at Bank of America shall at no time be less than $260,000,000 and shall be maintained in separate accounts.  LIBOR based pricing shall not be available on deposits in such accounts.  Non-interest bearing accounts shall earn an earnings credit rate as follows: fifty-five (55) basis points per annum, if non-interest bearing balances are up to and including $150,000,000 and seventy-five (75) basis points if non-interest bearing balances are in excess of $150,000,000.  To the extent that the Acquisition Term Loan Agreement contains requirements corresponding to those set forth in this Section, such compliance shall be deemed to be compliance with the requirements of this Section.

End of Article 7

7-6

8.                                      NEGATIVE COVENANTS

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, Borrower must not, either directly or indirectly, without the prior written consent of Credit Agent and Required Lenders (or all of the Lenders, if required pursuant to Section 11.14(a)):

8.1                               Contingent Liabilities

Assume, guarantee, endorse or otherwise become contingently liable for the obligation of any Person except (a) for the Acquisition Term Loan and obligations arising in connection therewith, (b) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and (c) for obligations arising in connection with the sale of Mortgage Loans with recourse in the ordinary course of Borrower’s business.

8.2                               Restrictions on Fundamental Changes

8.2(a)                         Reorganize, spin-off, consolidate with, merge with or into, or enter into any analogous reorganization or transaction with any Person except that WD Capital and ARA Finance each may merge with and into the Borrower.

8.2(b)                         Amend or otherwise modify Borrower’s certificate of formation or operating agreement in a manner adverse in any respect to Lender.

8.2(c)                          Liquidate, wind up or dissolve (or suffer any liquidation or dissolution).

8.2(d)                        Cease actively to engage in the business of originating, acquiring, and servicing Mortgage Loans, or make any other material change in the nature or scope of the business in which Borrower engages as of the date of this Agreement.

8.2(e)                          Sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or any substantial part of Borrower’s business or assets, whether now owned or acquired after the Closing Date, other than, in the ordinary course of business and to the extent not otherwise prohibited by this Agreement, sales of (1) Mortgage Loans, (2) Mortgage-backed Securities and (3) Servicing Contracts.

8.2(f)                           Acquire by purchase or in any other transaction all or substantially all of the business or property, or stock or other ownership interests of any Person other than the acquisition of WD Capital and membership interests of ARA Finance pursuant to the CW Transaction.

8.2(g)                          Permit any Subsidiary of Borrower (other than WD Capital or ARA Finance, to the extent specifically permitted herein) to do or take any of the foregoing actions.

8.2(h)                         Cease to be (i) directly or indirectly wholly-owned by, (ii) controlled (as defined within the definition of “Affiliate”) by, and (iii) included within the consolidated financial statements of, the Parent.

8-1

8.3                               Subsidiaries

Other than the acquisition of WD Capital and membership interests of ARA Finance pursuant to the CW Transaction, form or acquire, or permit any Subsidiary of Borrower to form or acquire, any Person that would thereby become a Subsidiary.

8.4                               Deferral of Subordinated Debt

Pay any Subordinated Debt of Borrower in advance of its stated maturity or, after a Default or Event of Default under this Agreement has occurred, make any payment of any kind on any Subordinated Debt of Borrower until all of the Obligations have been paid and performed in full and any applicable preference period has expired.

8.5                               Loss of Eligibility, Licenses or Approvals

Take any action, or fail or omit to take any action, that would (a) cause Borrower to lose all or any part of its status as an eligible lender, seller/servicer or issuer as described under Section 9.1 or all or any part of any other license or approval required for Borrower to engage in the business of originating, acquiring and, if applicable, servicing Mortgage Loans or (b) result in the imposition of any other adverse regulatory or administrative action or sanction on or against Borrower by any agency board, bureau, commission, instrumentality or other administrative or regulatory body (in each case, whether federal, state or local, domestic or foreign) that could result in a material adverse change in Borrower’s business, operations, assets or financial condition as a whole or that could affect the validity or enforceability of any Pledged Loan.

8.6                               Accounting Changes

Make, or permit any Subsidiary of Borrower to make, any significant change in accounting treatment or reporting practices, except as required by GAAP, or change its fiscal year or the fiscal year of any Subsidiary of Borrower.  If any changes in GAAP would result in any material deviation in the method of calculating and results of testing compliance with any financial covenant hereunder, such financial covenant shall continue to be calculated and tested as if such change in GAAP had not occurred, unless otherwise specifically agreed in writing by Lender after full disclosure by Borrower.

8.7                               Distributions to Partners

Make any distributions to the holders of Borrower’s Equity Interests (including any purchase or redemption of Equity Interests) if a Default or Event of Default exists or would occur as a result of the distribution.

8.8                               Transactions with Affiliates

Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of Borrower’s Affiliates, (b) sell, transfer, pledge or assign any of its assets to or on behalf of those Affiliates except for pledges made in connection with the Acquisition Term Loan, (c) merge or consolidate with or purchase or acquire assets from those Affiliates except for a merger

8-2

by the Borrower with, or the purchase or acquisition by the Borrower of, assets of WD Capital or of ARA Finance, in each case following the consummation of the CW Transaction, or (d) pay management fees to or on behalf of those Affiliates, other than (i) payments attributable to reasonable overhead and administrative charges allocated to Borrower by the Affiliates, (ii) reasonable subservicing fees payable to Affiliates for their servicing of the Servicing Portfolio, (iii) advances to Affiliates in an aggregate amount outstanding at any time not exceeding $250,000, made in accordance with current practices as described by the Borrower to Credit Agent and Lenders, and (iv) other transactions in the ordinary course of business on fair and reasonable terms substantially as favorable to the Borrower as would be obtainable in a comparable transaction from an unaffiliated third party on an arm’s length basis.

8.9                               Recourse Servicing Contracts

Except for Servicing Contracts involving Fannie Mae DUS Mortgage Loans, and conduit originations for which Borrower notifies Lender under Section 7.2(e), acquire or enter into Servicing Contracts under which Borrower must repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of those Mortgage Loans.

8-3

8A.                             ADDITIONAL NEGATIVE COVENANTS

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, the provisions set forth below shall constitute further covenants of the Borrower, with the second sentence of Section 8.6 hereof to apply to the following, as financial covenants:

8A.1                      Minimum Tangible Net Worth

(a) The Parent’s Tangible Net Worth shall not at any time be less than the sum of: (A) $200,000,000, plus (B) an amount equal to 75% of the Net Proceeds of any Equity Issuances by the Parent or any Subsidiary occurring after the Closing Date, to be tested on the last day of each Fiscal Quarter, and (b) neither the Parent nor any applicable Subsidiary of the Parent (including, without limitation, Borrower and WD Capital) shall otherwise fail to be in compliance with applicable net worth requirements of Fannie Mae, Freddie Mac, Ginnie Mae, FHA, and HUD.

8A.2                      Leverage Ratio

The Parent’s Leverage Ratio, determined on a consolidated basis, shall not at any time exceed 2.25.

8A.3                      Minimum Liquid Assets

The Parent’s Liquid Assets, determined on a consolidated basis, shall not at any time be less than $15,000,000, nor shall the Parent or any applicable Subsidiary of the Parent (including, without limitation, Borrower and WD Capital) otherwise fail to be in compliance with applicable requirements of Fannie Mae, Freddie Mac, Ginnie Mae, FHA, and HUD.

8A.4                      Servicing Delinquencies

The aggregate unpaid principal amount of Fannie Mae DUS Mortgage Loans within the Parent’s consolidated Servicing Portfolio which are sixty (60) or more days past due or otherwise in default shall not at any time exceed three and one half percent (3.5%) of the aggregate unpaid principal balance of all Fannie Mae DUS Mortgage Loans within the Parent’s consolidated Servicing Portfolio at such time, calculated as of the last day of each Fiscal Quarter; provided, however, that solely for purposes of determining compliance with this Section 8A.4, Fannie Mae DUS Mortgage Loans shall be adjusted to exclude: (1) any No Risk Mortgage Loans under the Fannie Mae DUS Program and (2)  with respect to any At Risk Mortgage Loans under a modified risk sharing arrangement under the Fannie Mae DUS Program, any loan balances which are not subject to any loss sharing or recourse thereunder.

8A.5                      Total Servicing Portfolio

The aggregate unpaid principal amount of (i) all Mortgage Loans comprising the Parent’s consolidated Servicing Portfolio (exclusive of such Mortgage Loans which (A) are sixty (60) or more days past due or are otherwise in default, or (B) have been transferred to Fannie Mae for resolution) shall not be less than $20.0 billion at any time, and (ii) all Fannie Mae DUS Mortgage Loans comprising the Parent’s consolidated Servicing Portfolio (exclusive of such

8A-1

Mortgage Loans which (A) are sixty (60) or more days past due or are otherwise in default, or (B) have been transferred to Fannie Mae for resolution) shall not be less than $10.0 billion at any time, calculated as of the last day of each Fiscal Quarter.

End of Article 8A

8A-2

9.                                      SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL

9.1                               Special Representations and Warranties Concerning Eligibility as Seller/Servicer of Mortgage Loans

9.1(a)                         Borrower represents and warrants to Credit Agent and Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that Borrower is approved, qualified and in good standing as:

(1)                       A Fannie Mae-approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Fannie Mae under the following programs:

(a)                                 Fannie Mae DUS Program; and

(b)                                 Fannie Mae Aggregation Program.

(2)                       A Freddie Mac Program Plus seller/servicer of Mortgage Loans.

(3)                       (i) an FHA/HUD approved mortgagee, (ii) a HUD MAP Lender, and (iii) a Ginnie Mae approved issuer and servicer.

9.2                               Special Representations and Warranties Concerning Warehousing Collateral

Borrower represents and warrants to Credit Agent and Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that:

9.2(a)                         Borrower has not selected the Collateral in a manner so as to affect adversely Credit Agent’s or Lender’s interests.

9.2(b)                         Borrower is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted under this Agreement), of the Pledged Loans and the Pledged Securities.  All Pledged Loans, Pledged Securities and related Purchase Commitments have been duly authorized and validly issued to Borrower, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to Lender, subject to no other Liens.

9.2(c)                          Borrower has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it under this Agreement.

9.2(d)                         Each Mortgage Loan and each related document included in the Pledged Loans (1) has been duly executed and delivered by the parties to that Mortgage Loan and that related document, (2) has been made in compliance with all applicable laws, rules and regulations (including all laws, rules and regulations relating to usury), (3) is and will

9-1

continue to be a legal, valid and binding obligation, enforceable in accordance with its terms, without setoff, counterclaim or defense in favor of the mortgagor under the Mortgage Loan or any other obligor on the Mortgage Note, (4) has not been modified, amended or any requirements of which waived, except in a writing that is part of the Collateral Documents, and (5) complies and will continue to comply with the terms of this Agreement, the related Purchase Commitment, and the standard practices of the applicable Federal Agency or Investor.

9.2(e)                          Each Pledged Loan is secured by a Mortgage on Property and related improvements located in one of the states of the United States or the District of Columbia.

9.2(f)                           Each Pledged Loan has been closed or will be closed and funded with the Warehousing Advance made against it.

9.2(g)                          Except for FHA Construction Mortgage Loans and Special Fannie Mae Mortgage Loans, each Mortgage Loan has been fully advanced in the face amount of its Mortgage Note.

9.2(h)                         Each Pledged Loan is a First Mortgage Loan, unless permitted to be a Subordinate Mortgage Loan under Exhibit C (in which case such Pledged Loan may only be a Second Mortgage Loan).

9.2(i)                             Each First Mortgage Loan is secured by a First Mortgage on the real property and improvements described in or covered by that Mortgage.

9.2(j)                            Each First Mortgage Loan has or will have a title insurance policy, in ALTA form or equivalent, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing those Mortgage Loans.

9.2(k)                         The real property securing each Pledged Loan has been evaluated or appraised in accordance with Title Xl of FIRREA, USPAP, and the requirements of the applicable Federal Agency or Investor.

9.2(l)                             Each Subordinate Mortgage Loan (to the extent Subordinate Mortgage Loans are permitted by Exhibit C) is a Second Mortgage Loan on the premises described in that Mortgage.  With respect to each Second Mortgage Loan, Borrower shall be the servicer, and the lender with respect to such Second Mortgage Loan shall also be the lender with respect to the senior Mortgage Loan on such Property.

9.2(m)                     To the extent required by the related Purchase Commitment or by Investors generally for similar Mortgage Loans, each Subordinate Mortgage Loan has or will have a title insurance policy, in ALTA form or equivalent, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing those Mortgage Loans.

9.2(n)                         The Mortgage Note for each Pledged Loan is (1) payable or endorsed to the order of Borrower, (2) an “instrument” within the meaning of Article 9 of the Uniform

9-2

Commercial Code of all applicable jurisdictions and (3) denominated and payable in United States dollars.

9.2(o)                         No default exists under any Mortgage Loan when such Mortgage Loan first is included as a Pledged Loans, and no default has existed for 60 days or more under any such Mortgage Loan at any time thereafter.

9.2(p)                         No party to a Mortgage Loan or any related document is in violation of any applicable law, rule or regulation that would impair the collectability of the Mortgage Loan or the performance by the mortgagor or any other obligor of his or her obligations under the Mortgage Note or any related document.

9.2(q)                         All fire and casualty policies covering the real property and improvements encumbered by each Mortgage included in the Pledged Loans (1) name and will continue to name Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance generally available.

9.2(r)                            Pledged Loans secured by real property and improvements located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and will continue to be covered by special flood insurance under the National Flood Insurance Program.

9.2(s)                           The real property and improvements securing each Pledged Loan are free of damage or waste and are in good repair, and no improvement located on or being a part of such real property violates any applicable zoning law or regulation (unless constituting a legal non-conforming use or improvement).

9.2(t)                            No notice of any partial or total condemnation has been given with respect to the real property and improvements securing any Pledged Loan.

9.2(u)                         Each Pledged Loan against which a Warehousing Advance has been or will be made on the basis of a Purchase Commitment, meets all of the requirements of that Purchase Commitment, and each Pledged Security against which a Warehousing Advance is outstanding meets all of the requirements of the related Purchase Commitment.

9.2(v)                         Pledged Loans that are intended to be exchanged for Agency Securities comply or, prior to the issuance of the Agency Securities will comply, with the requirements of any governmental instrumentality, department or agency issuing or guaranteeing the Agency Securities.

9.2(w)                       None of the Pledged Loans is a graduated payment Mortgage Loan or has a shared appreciation or other contingent interest feature, and each Pledged Loan provides for periodic payments of all accrued interest on the Mortgage Loan on at least a monthly basis.

9-3

9.2(x)                         Neither Borrower nor any of Borrower’s Affiliates has any ownership interest, right to acquire any ownership interest or equivalent economic interest in any property securing a Pledged Loan or the mortgagor under the Pledged Loan or any other obligor on the Mortgage Note for such Pledged Loan.

9.2(y)                         The original assignments of Mortgage delivered to Lender for each Pledged Loan are in recordable form and comply with all applicable laws and regulations governing the filing and recording of such documents.

9.2(z)                          None of the mortgagors, guarantors or other obligors of any Pledged Loan is a Person named in any Restriction List and to whom the provision of financial services is prohibited or otherwise restricted by applicable law.

9.3                               Special Affirmative Covenants Concerning Warehousing Collateral

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, Borrower must, unless Credit Agent and the Required Lenders (or all of the Lenders, if required pursuant to Section 11.14(a)) consent in writing:

9.3(a)                         Warrant and defend the right, title and interest of Credit Agent, for itself and as agent of Lenders, in and to the Collateral against the claims and demands of all Persons.

9.3(b)                         Service or cause to be serviced all Pledged Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering them and all applicable Federal Agency requirements, including taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. Service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering them. Hold all escrow funds collected in respect of Pledged Loans and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply them for the purposes for which those funds were collected.

9.3(c)                          Execute and deliver to Credit Agent, with respect to the Collateral, those further instruments of sale, pledge, assignment or transfer, and those powers of attorney, as required by Credit Agent, and do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded Credit Agent and Lenders under this Agreement.

9.3(d)                         Notify Credit Agent within 2 Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Loan, Eligible Mortgage Pool or Pledged Security.

9.3(e)                         Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions of or to all Purchase Commitments. Deliver or cause to be delivered to the Investor the Pledged

9-4

Loans and Pledged Securities to be sold under each Purchase Commitment not later than the mandatory delivery date of the Pledged Loans or Pledged Securities under the Purchase Commitment.

9.3(f)                           Compare the names of every mortgagor, guarantor and other obligor of every Mortgage Loan, together with appropriate identifying information concerning those Persons obtained by Borrower, against every Restriction List, and make certain that none of the mortgagors, guarantors or other obligors of any Mortgage Loan is a Person named in any Restriction List and to whom the provision of financial services is prohibited or otherwise restricted by applicable law.

9.3(g)                          Other than with respect to Fannie Mae DUS Mortgage Loans, prior to the origination by Borrower of any Mortgage Loans for sale to a Federal Agency, Borrower shall have entered into an agreement among Credit Agent, the Investor under the applicable Purchase Commitment, and Borrower, pursuant to which such Investor agrees to send all cash proceeds of Mortgage Loans sold by Borrower to such Investor to the applicable Cash Collateral Account.

9.4                               Special Negative Covenants Concerning Warehousing Collateral

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, Borrower must not, either directly or indirectly, without the prior written consent of Credit Agent and the Required Lenders (or all of the Lenders, if required pursuant to Section 11.14(a)):

9.4(a)                         Amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Loans or Pledged Securities.

9.4(b)                         Sell, transfer or assign, or grant any option with respect to, or pledge (except under this Agreement and, with respect to each Pledged Loan or Pledged Security, the related Purchase Commitment) any of the Collateral or any interest in any of the Collateral.

9.4(c)                          Make any compromise, adjustment or settlement in respect of any of the Collateral or accept any consideration other than cash in payment or liquidation of the Collateral.

9.5                               Special Representation and Warranty Concerning Fannie Mae DUS Program Reserve Requirements

Borrower represents and warrants to Credit Agent and Lenders that Borrower will have met the Fannie Mae DUS Program requirements for lender reserves for each Fannie Mae DUS Mortgage Loan to be funded by a Warehousing Advance, at such time as required by Fannie Mae under the Fannie Mae DUS Program.

9.6                               Special Representations and Warranties Concerning Special Fannie Mae Mortgage Loans

Borrower represents and warrants to Credit Agent and Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing

9-5

Advance, that at the time of any Warehousing Advance against a Special Fannie Mae Mortgage Loan:

9.6(a)                         The related Master Credit Facility Agreement and the Mortgage Notes evidencing the Special Fannie Mae Mortgage Loan are in full force and effect and constitute the legal, valid and binding obligations of the parties to those agreements and instruments, enforceable against those parties in accordance with their terms.

9.6(b)                         All of the Mortgages and pledges of Mortgage Notes securing the Special Fannie Mae Mortgage Loan under the related Master Credit Facility Agreement are in full force and effect, constitute the legal, valid and binding obligations of the parties to those agreements and instruments, enforceable against such parties in accordance with their terms, and, in the case of Mortgages, constitute valid, perfected first priority Liens on the underlying property, subject only to Liens specified as exceptions in the original title insurance policy related to each Mortgage, and in the case of pledges of Mortgage Notes, constitute a valid, perfected first priority Lien on those Mortgage Notes, which is in turn secured by valid, perfected, first priority Liens on the underlying property, subject only to Liens specified in the original title insurance policy related to that Mortgage Loan.

9.6(c)                          The Special Fannie Mae Mortgage Loan is in compliance with all terms of the related Master Credit Facility Agreement and the related Special Fannie Mae Pool Purchase Contract.

9.7                               Special Covenants Concerning Special Fannie Mae Mortgage Loans

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, Borrower must, unless Credit Agent and the Required Lenders (or all of the Lenders, if required pursuant to Section 11.14(a)) consent in writing:

9.7(a)                         Promptly provide Credit Agent with copies of any amendment, supplement, restatement or other modification of any Master Credit Facility Agreement, the promissory notes evidencing the Special Fannie Mae Mortgage Loans made under that agreement or the related Special Fannie Mae Pool Purchase Contract.

9.7(b)                         Not amend, restate, renew or replace the Mortgage Notes evidencing a Special Fannie Mae Mortgage Loan or the related Master Credit Facility Agreement or the related Special Fannie Mae Pool Purchase Contract, at any time that a Warehousing Advance is outstanding against that Special Fannie Mae Mortgage Loan.

9.7(c)                          Not, while any Warehousing Advance is outstanding against any Special Fannie Mae Mortgage Loan, borrow against such Special Fannie Mae Mortgage Loan (or any advance thereunder) from any other Person, or grant a security interest therein in favor of any Person other than Lender.

9-6

9.8                               Special Representations and Warranties Concerning FHA Mortgage Loans

Borrower represents and warrants to Credit Agent and Lenders, as of the date of each Advance Request and the making of each Warehousing Advance, that:

9.8(a)                         Each FHA-insured Mortgage Loan included in the Pledged Loans meets all applicable governmental requirements for such insurance. Borrower has complied and will continue to comply with all laws, rules and regulations with respect to the FHA insurance of each Pledged Loan designated by Borrower as an FHA-insured Mortgage Loan, and such insurance is and will continue to be in full force and effect.

9.8(b)                         For FHA-insured Pledged Loans that will be used to back Ginnie Mae Mortgage-backed Securities, Borrower has received from Ginnie Mae the Confirmation Notice for Request of Additional Commitment Authority and Confirmation Notice for Request of Pool Numbers, and there remains available under those agreements a commitment on the part of Ginnie Mae sufficient to permit the issuance of Ginnie Mae Mortgage-backed Securities in an amount at least equal to the amount of the Pledged Loans designated by Borrower as the Mortgage Loans to be used to back those Ginnie Mae Mortgage-backed Securities; each of those Confirmation Notices is in full force and effect; each of those Pledged Loans has been assigned by Borrower to one of those Pool Numbers and a portion of the available Ginnie Mae Commitment has been allocated to this Agreement by Borrower, in an amount at least equal to those Pledged Loans; and each of those assignments and allocations has been reflected in the books and records of Borrower.

End of Article 9

9-7

10.                               DEFAULTS; REMEDIES

10.1                        Events of Default

The occurrence of any of the following is an event of default (“Event of Default”):

10.1(a)                  Borrower fails to pay the principal of any Warehousing Advance when due, whether at stated maturity, by acceleration, or otherwise; or fails to pay interest on any Warehousing Advance when due hereunder; or fails to pay, within any applicable grace period, any other amount due under this Agreement or any other Obligation of Borrower to Lender.

10.1(b)                  Borrower fails to perform or comply with any term or condition applicable to it contained in any Section of Article 7 or Article 8; or any of the conditions set forth in Article 8A hereof shall exist or occur.

10.1(c)                   The suspension, revocation or termination of Borrower’s eligibility, in any respect, as lender, seller/servicer or issuer as described under Section 9.1 or of any other license or approval required for Borrower to engage in the business of originating, acquiring and, if applicable, servicing Mortgage Loans; or the imposition of any other adverse regulatory or administrative action or sanction on or against Borrower by any agency, board, bureau, commission, instrumentality or other administrative or regulatory body (in each case, whether federal, state or local, domestic or foreign) that could result in a material adverse change in Borrower’s business, operations, assets or financial condition as a whole or that could affect the validity or enforceability of any Pledged Loan.

10.1(d)                  Any representation or warranty made or deemed made by Borrower under this Agreement, in any other Loan Document or in any written statement or certificate at any time given by Borrower, other than the representations and warranties set forth in Article 9 with respect to specific Pledged Loans, is inaccurate or incomplete in any material respect on the date as of which it is made or deemed made.

10.1(e)                   Borrower defaults in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to in Sections 10.1(a), 10.1(b), 10.1(c) or 10.1(d) and such default has not been remedied or waived in writing within 30 days after the earliest of (1) receipt by Borrower of Notice from Credit Agent of that default, (2) receipt by Credit Agent of Notice from Borrower of that default or (3) the date Borrower should have notified Credit Agent of that default under the applicable clause of Section 7.6.

10.1(f)                    Borrower or any of its Subsidiaries default under any other Indebtedness in excess of $2,500,000 (individually or in the aggregate) and such default continues for more than thirty (30) days.

10.1(g)                   An “event of default” (however defined) occurs under any agreement between Borrower and Bank of America other than this Agreement and the other Loan Documents.

10-1

10.1(h)                  A case (whether voluntary or involuntary) is filed by or against Borrower or any Subsidiary under any applicable bankruptcy, insolvency or other similar federal or state law; or a court of competent jurisdiction appoints a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any Subsidiary, or over all or a substantial part of their respective properties or assets, and, if filed against such party, such action is contested by such party, such action is not dismissed within sixty (60) days, and, during such period as such party is contesting such action, there is a stay in effect; or Borrower or any Subsidiary (1) consents to the appointment of or possession by a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any Subsidiary or over all or a substantial part of their respective properties or assets, (2) makes an assignment for the benefit of creditors, or (3) fails, or admits in writing its inability, to pay its debts as those debts become due.

10.1(i)                      Borrower fails to perform any contractual obligation to repurchase Mortgage Loans, if such obligations in the aggregate exceed $5,000,000.

10.1(j)                     Any money judgment, writ or warrant of attachment or similar process involving an aggregate amount, as to all such matters, in excess of $2,500,000 is entered or filed against Borrower or any of its Subsidiaries or any of their respective properties or assets and remains undischarged, unvacated, unbonded or unstayed for a period of 30 days or 5 days before the date of any proposed sale under that money judgment, writ or warrant of attachment or similar process.

10.1(k)                  Any order, judgment or decree decreeing the dissolution of Borrower is entered and remains undischarged or unstayed for a period of 20 days.

10.1(l)                      Borrower purports to disavow any of its Obligations or contests the validity or enforceability of any Loan Document.

10.1(m)              Credit Agent’s and/or any Lender’s security interest on any portion of the Collateral becomes unenforceable or otherwise impaired.

10.1(n)                  A material adverse change occurs in Borrower’s financial condition, business, properties or assets, operations or prospects, or in Borrower’s ability to repay the Obligations.

10.1(o)                  Any Lien for any tax, assessment or other governmental charge (i) is filed or is otherwise enforced against Borrower or any of its property, including any of the Collateral, other than a Lien for taxes, assessments or other governmental charges on real property securing or that previously secured an individual Mortgage Loan that is not a Pledged Loan, or (ii) obtains priority that is equal to or greater than the priority of Credit Agent’s security interest in any of the Collateral.

10.1(p)                  Borrower ceases to be a direct or indirect wholly owned Subsidiary of the Parent.

10-2

10.2                        Remedies

10.2(a)                  If an Event of Default described in Section 10.1(h) occurs with respect to Borrower, the Warehousing Commitment will automatically terminate and the unpaid principal amount of and accrued interest on the Warehousing Notes and all other Obligations will automatically become due and payable, without presentment, demand or other Notice or requirements of any kind, all of which Borrower expressly waives.

10.2(b)                  If any other Event of Default occurs, Credit Agent may, and at the direction of Required Lenders shall, by Notice to Borrower, terminate the Warehousing Commitment and declare the Obligations to be immediately due and payable.

10.2(c)                   If any Event of Default occurs, Credit Agent may, and at the direction of Required Lenders shall, also take any of the following actions:

(1)                                 Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for in the Loan Documents.

(2)                                 Notify all obligors under any of the Collateral that the Collateral has been assigned to Credit Agent (or to another Person designated by Credit Agent) and that all payments on that Collateral are to be made directly to Credit Agent (or such other Person); settle, compromise or release, in whole or in part, any amounts any obligor or Investor owes on any of the Collateral on terms acceptable to Credit Agent (with the Required Lenders’ consent in the case of the release of any Pledged Loan or Pledged Security for an amount less than the outstanding Warehousing Advance against such Pledged Loan or Pledged Security); enforce payment and prosecute any action or proceeding involving any of the Collateral; and where any Collateral is in default, foreclose on and enforce any Liens securing that Collateral in any manner permitted by law and sell any property acquired as a result of those enforcement actions.

(3)                                 Prepare and submit for filing Uniform Commercial Code amendment statements evidencing the assignment to Lender or its designee of any Uniform Commercial Code financing statement filed in connection with any item of Collateral.

(4)                                 Subject to the rights of the lenders under the Acquisition Term Loan, act, or contract with a third party to act at Borrower’s expense, as servicer or subservicer of Collateral requiring servicing and perform all obligations required under any Collateral, including Servicing Contracts and Purchase Commitments.

(5)                                 Require Borrower to assemble and make available to Credit Agent the Collateral and all related books and records at a place designated by Credit Agent.

(6)                                 Enter onto property where any Collateral or related books and records are located and take possession of those items with or without judicial process; and obtain access to Borrower’s respective data processing equipment, computer hardware and software relating to the Collateral and use all of the foregoing and the

10-3

information contained in the foregoing in any manner Credit Agent deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

(7)                                 Before the disposition of the Collateral, prepare it for disposition in any manner and to the extent Credit Agent deems appropriate.

(8)                                 Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Massachusetts or other applicable law, including selling or otherwise disposing of all or any portion of the Collateral at one or more public or private sales, whether or not the Collateral is present at the place of sale, for cash or credit or future delivery, on terms and conditions and in the manner as Credit Agent may determine, including sale under any applicable Purchase Commitment. Borrower waives any right it may have to prior notice of the sale of all or any portion of the Collateral to the extent allowed by applicable law. If notice is required under applicable law, Credit Agent will give Borrower not less than 10 days’ notice of any public sale or of the date after which any private sale may be held. Borrower agrees that 10 days’ notice is reasonable notice. Credit Agent may, without notice or publication, adjourn any public or private sale one or more times by announcement at the time and place fixed for the sale, and the sale may be held at any time or place announced at the adjournment. In the case of a sale of all or any portion of the Collateral on credit or for future delivery, the Collateral sold on those terms may be retained by Credit Agent until the purchaser pays the selling price or takes possession of the Collateral. Credit Agent has no liability to Borrower if a purchaser fails to pay for or take possession of Collateral sold on those terms, and in the case of any such failure, Credit Agent may sell the Collateral again upon notice complying with this Section.

(9)                                 Instead of or in conjunction with exercising the power of sale authorized by Section 10.2(c)(8), Credit Agent may proceed by suit at law or in equity to collect all amounts due on the Collateral, or to foreclose Credit Agent’s Lien on and sell all or any portion of the Collateral pursuant to a judgment or decree of a court of competent jurisdiction.

(10)                          Proceed against Borrower on the Warehousing Notes.

(11)                          Retain all excess proceeds from the sale or other disposition of the Collateral (“Liquidation Proceeds”), and apply them to the payment of the Obligations under Section 11.12(c).

10.2(d)                  Neither Credit Agent nor any Lender will incur any liability as a result of the commercially reasonable sale or other disposition of all or any portion of the Collateral at any public or private sale or other disposition. Borrower waives (to the extent permitted by law) any claims it may have against Credit Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, or was less than the aggregate amount of the outstanding Warehousing Advances, accrued and

10-4

unpaid interest on those Warehousing Advances, and unpaid fees, even if Credit Agent accepts the first offer received and does not offer the Collateral to more than one offeree. Borrower agrees that any sale of Collateral under the terms of a Purchase Commitment, or any other disposition of Collateral arranged by Borrower, whether before or after the occurrence of an Event of Default, will be deemed to have been made in a commercially reasonable manner.

10.2(e)                   Borrower acknowledges that Mortgage Loans are collateral of a type that is the subject of widely distributed standard price quotations and that Mortgage-backed Securities are collateral of a type that is customarily sold on a recognized market. Borrower waives any right it may have to prior notice of the sale of Pledged Securities, and agrees that Credit Agent or any Lender may purchase Pledged Loans and Pledged Securities at a private sale of such Collateral.

10.2(f)                    Borrower specifically waives and releases (to the extent permitted by law) any equity or right of redemption, stay or appraisal that Borrower has or may have under any rule of law or statute now existing or adopted after the date of this Agreement, and any right to require Credit Agent or any Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies against the Collateral in any particular order or (3) pursue any other remedy within its power. Neither Credit Agent nor any Lender is required to take any action to preserve any rights of Borrower against holders of mortgages having priority to the Lien of any Mortgage or Security Agreement included in the Collateral or to preserve Borrower’s rights against other prior parties.

10.2(g)                   Credit Agent or a Lender may, but is not obligated to, advance any sums or do any act or thing necessary to uphold or enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage or Security Agreement included in the Collateral, including payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Credit Agent or a Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement of this Agreement, together with interest on those amounts at the Default Rate, from the time paid by Credit Agent or a Lender until repaid by Borrower, are deemed to be principal outstanding under this Agreement and the Warehousing Notes.

10.2(h)                  No failure or delay on the part of Credit Agent or any Lender to exercise any right, power or remedy provided in this Agreement or under any other Loan Document, at law or in equity, will operate as a waiver of that right, power or remedy. No single or partial exercise by Credit Agent or any Lender of any right, power or remedy provided under this Agreement or any other Loan Document, at law or in equity, precludes any other or further exercise of that right, power or remedy by Credit Agent or any Lender, or Credit Agent’s or any Lender’s exercise of any other right, power or remedy. Without limiting the foregoing, Borrower waives all defenses based on the statute of limitations to the extent permitted by law. The remedies provided in this Agreement and the other Loan Documents are cumulative and are not exclusive of any remedies provided at law or in equity.

10-5

10.2(i)                      Borrower grants Credit Agent a license or other right to use, without charge, Borrower’s computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any of the Collateral and Borrower’s rights under all licenses and all other agreements related to the foregoing inure to Credit Agent’s and Lender’s benefit until the Obligations are paid in full.

10.3                        Insufficiency of Proceeds

If Liquidation Proceeds are insufficient to cover the costs and expenses of the sale, disposition or other enforcement rights with respect to the Collateral and payment in full of all Obligations (applied in accordance with Section 11.12(c)), Borrower is liable for the deficiency.  Nothing herein shall require Credit Agent or Lenders to look to all or any portion of the Collateral prior to, or in lieu of, pursuing any other right or remedy, any or all of which may be pursued in any order and at any time, including at the same time.

10.4                        Credit Agent Appointed Attorney-in-Fact

Borrower appoints Credit Agent its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement, the Warehousing Notes and the other Loan Documents and taking any action and executing any instruments that Credit Agent deems necessary or advisable to accomplish that purpose. Borrower’s appointment of Credit Agent as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Credit Agent may give notice of its security interest in and Lien on the Collateral to any Person, either in Borrower’s name or in its own name, endorse all Pledged Loans or Pledged Securities payable to the order of Borrower, change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, prepare and submit for filing Uniform Commercial Code amendment statements with respect to any Uniform Commercial Code financing statements filed in connection with any item of Collateral or receive, endorse and collect all checks made payable to the order of Borrower representing payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Loans or Pledged Securities and give full discharge for those transactions.  The foregoing appointment shall be effective immediately with respect to ministerial matters, and upon the occurrence of an Event of Default with respect to all other matters.

10-6

10.5                        Right of Set-Off

Borrower hereby grants to Credit Agent and each Lender a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Credit Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody safekeeping or control of Credit Agent or any Lender or any entity under the control of Credit Agent or such Lender, and their respective successors and assigns or in transit to any of them, other than third-party custodial accounts maintained by Borrower at Credit Agent or any Lender.  If Borrower defaults in the payment of any Obligation or in the performance of any of its duties under the Loan Documents, Credit Agent or any applicable Lender may, without Notice to or demand on Borrower (which Notice or demand Borrower expressly waives), set-off, appropriate or apply any property of Borrower held at any time by Credit Agent or any applicable Lender, or any indebtedness at any time owed by Credit Agent or any applicable Lender to or for the account of Borrower, against the Obligations, whether or not those Obligations have matured.  ANY AND ALL RIGHTS TO REQUIRE CREDIT AGENT OR ANY APPLICABLE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH NON-CUSTODIAL DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

End of Article 10

10-7

11.                               THE CREDIT AGENT AND THE LENDERS

11.1                        Appointment

Each Lender hereby irrevocably designates and appoints Bank of America as Credit Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes the Credit Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Credit Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.  The Credit Agent agrees to act as such upon the express conditions contained in this Section 11. The Credit Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Credit Agent.  The provisions of this Section 11 are solely for the benefit of the Credit Agent and the Lenders, and neither the Borrower nor any other Person shall have any rights as third party beneficiaries of any of the provisions hereof.

11.2                        Duties of Credit Agent; Administration of Loan by Credit Agent

The Credit Agent shall be responsible for administering the Loan on a day-to-day basis.  In the exercise of such administrative duties, the Credit Agent shall use the same diligence and standard of care that is customarily used by the Credit Agent with respect to similar loans held by the Credit Agent solely for its own account.

11.3                        Delegation of Duties

The Credit Agent may execute any of its duties under this Agreement or any other Loan Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents.  The Credit Agent shall not be responsible to the Lenders for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

11.4                        Exculpatory Provisions

Neither the Credit Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable to the Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.  Neither the Credit Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible to the Lenders for or have any duty to the Lenders to ascertain, inquire into, or verify (i) any recital, statement, representation or warranty made by Borrower or any of its officers or agents contained in this Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Agreement or the other Loan Documents; (iii) the state or condition of any properties of Borrower or any other obligor hereunder constituting Collateral for the Obligations of Borrower hereunder, or any information contained in the books or records of the Borrower; (iv) the

11-1

validity, enforceability, collectability, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

11.5                        Reliance by Credit Agent

The Credit Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrower), independent accountants and other experts selected by the Credit Agent.  The Credit Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action.  With respect to the Lenders, the Credit Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with any written request of the Required Lenders, and each such request of the Required Lenders, and any action taken or failure to act by the Credit Agent pursuant thereto, shall be binding upon all of the Lenders; provided, however, that the Credit Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Loan Documents or to applicable law, or without specific indemnification satisfactory to Credit Agent in its discretion.

11.6                        Notice of Default

The Credit Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Credit Agent has actual knowledge of the same or has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Credit Agent obtains such actual knowledge or receives such a notice, the Credit Agent shall give prompt notice thereof to each of the Lenders.  Credit Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.  If a Lender shall have knowledge of a Default or an Event of Default, it shall forthwith give Notice thereof to the Credit Agent. If the Credit Agent shall have knowledge of a Default or Event of Default, it shall forthwith give Notice thereof to each Lender and to Borrower.

11.7                        Lenders’ Credit Decisions

Each Lender acknowledges that it has, independently and without reliance upon the Credit Agent or any other Lender, and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrower and has made its own decision to enter into this Agreement and the other Loan Documents.  Each Lender also acknowledges that it will, independently and without reliance

11-2

upon the Credit Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to funding any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

11.8                        Credit Agent’s Reimbursement and Indemnification

The Lenders agree to reimburse and indemnify the Credit Agent, ratably in proportion to their respective Commitment Percentages, for (i) any out-of-pocket expenses not reimbursed by the Borrower for which the Credit Agent is entitled to reimbursement by the Borrower under this Agreement or the other Loan Documents, (ii) any other expenses incurred by the Credit Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Agreement and the other Loan Documents, and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may imposed on, incurred by or asserted against the Credit Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, provided that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Credit Agent (or, subject to the last sentence of Section 11.3, of its agents or permitted delegatees), as finally determined by a court of competent jurisdiction.  If any indemnity furnished to the Credit Agent for any purpose shall, in the opinion of the Credit Agent, be insufficient or become impaired, the Credit Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

11.9                        Credit Agent in its Individual Capacity

With respect to its Warehousing Commitment as a Lender, and the Warehousing Advances made by it and the Warehousing Note issued to it, the Credit Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Credit Agent, and the term “Lender” or “Lenders” shall, unless the context otherwise indicates, include the Credit Agent in its individual capacity.  The Credit Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Credit Agent hereunder.

11.10                 Successor Credit Agent

The Credit Agent may resign at any time by giving forty-five (45) days’ prior written notice to the Lenders and Borrower.  Upon any such resignation, the Required Lenders shall have the right to appoint a successor Credit Agent, and, provided no Default or Event of Default has occurred and is continuing, the Borrower shall have the right to approve such successor Credit Agent, provided further, such approval shall not be unreasonably withheld.  If no successor Credit Agent shall have been so appointed by the Required Lenders and accepted such appointment within forty-five (45) days after the retiring Credit Agent’s giving notice of resignation then the retiring

11-3

Credit Agent may appoint, on behalf of the Borrower and the Lenders, a successor Credit Agent.  Upon the acceptance of any appointment as Credit Agent hereunder by a successor Credit Agent, such successor Credit Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Credit Agent, and the retiring Credit Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents.  After any retiring Credit Agent’s resignation hereunder, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Credit Agent hereunder.

11.11                 Duties in Case of Enforcement

In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Credit Agent may, and shall, at the request of the Required Lenders, and provided that the Lenders have given to the Credit Agent such additional indemnities and assurances against expenses and liabilities as the Credit Agent may reasonably request, proceed to enforce the provisions of this Agreement and the other Loan Documents respecting the foreclosure of mortgages, the sale or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Required Lenders.  The Credit Agent shall be fully protected with respect to the Lenders in so acting or refraining from acting upon the instruction of the Required Lenders, and such instruction shall be binding upon all the Lenders.  The Required Lenders may direct the Credit Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Credit Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Credit Agent need not comply with any such direction to the extent that the Credit Agent reasonably believes the Credit Agent’s compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.  The Credit Agent may, in its discretion, but without obligation, in the absence of direction from the Required Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing the Obligations, including, but not limited to, petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral.  Each of the Lenders acknowledges and agrees that no individual Lender may, except as expressly provided in this Agreement, separately enforce or exercise any of the provisions of any of the Loan Documents, including, without limitation, the Notes, other than through the Credit Agent.

11.12                 Respecting Loans and Payments

11.12(a)           Nature of Obligations of Lenders.  The obligations of the Lenders hereunder are several and not joint.  Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loan, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage provided herein.

11-4

11.12(b)           Payments to Credit Agent.  All payments of principal of and interest on the Loan or the Warehousing Notes shall be made to the Credit Agent by the Borrower or any other obligor for the account of the Lenders in immediately available funds as provided in the Warehousing Notes and this Agreement. Except as otherwise expressly provided herein, the Credit Agent agrees to use its reasonable best efforts to promptly to distribute to each Lender, on the same Business Day upon which each such payment is made (if received prior to 2:00 p.m. on such Business Day), such Lender’s proportionate share of each such payment in immediately available funds excluding Liquidation Proceeds which shall be distributed in accordance with Section 11.12(c), below.  The Credit Agent shall upon each distribution promptly notify the Borrower of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender.  Each payment to the Credit Agent under the first sentence of this Section shall constitute a payment by the Borrower to each Lender in the amount of such Lender’s proportionate share of such payment, and any such payment to the Credit Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrower to the Credit Agent without regard to whether or when the Credit Agent makes distribution thereof as provided above.  If any payment received by the Credit Agent from Borrower is insufficient to pay both all accrued interest and all principal then due and owing, the Credit Agent shall first apply such payment to all outstanding interest of the Borrower until paid in full and shall then apply the remainder of such payment to all principal of Borrower then due and owing, and shall distribute the payment to each Lender accordingly.

11.12(c)            Distribution of Liquidation Proceeds.  Subject to the terms and conditions hereof, the Credit Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

First:                                                                     To the Credit Agent, towards any fees and any expenses for which the Credit Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Credit Agent.

Second:                                                    To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Credit Agent and not theretofore paid to such Lenders.

Third:                                                               To all Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loan, with each Lender applying such proceeds for purposes of this Agreement first against the outstanding principal balance due to such Lender under the Loan and then to accrued and unpaid interest due under the Loan.

11-5

Fourth:                                                        To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loan including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

Fifth:                                                                  To any applicable Lender (including the Credit Agent), or applicable Affiliate thereof, any costs and expenses incurred directly by such Lender or Affiliate as a result of any breach of any Hedging Arrangement specifically hedging Borrower’s interest bearing obligations under this Agreement and of which Hedging Arrangement Credit Agent had been provided Notice (and all details thereof) prior to its establishment.

Sixth:                                                                To the Borrower or such third parties as may be entitled to claim such Liquidation Proceeds.

11.12(d)           Adjustments.  If, after Credit Agent has paid each Lender’s proportionate share of any payment received or applied by Credit Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Credit Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, each Lender shall, at Credit Agent’s request, promptly return its proportionate share of such payment or application to Credit Agent, together with the Lender’s proportionate share of any interest or other amount required to be paid by Credit Agent with respect to such payment or application.

11.12(e)            Sharing of Payments.  Each of the Lenders agrees with each other Lender that if such Lender shall receive from Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Warehousing Notes held by such Lender, proceedings against Borrower at law or in equity, or proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Warehousing Notes of the Borrower held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Warehousing Notes held by all of the Lenders, such Lender will give Credit Agent prompt Notice thereof, and will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Warehousing Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

11.12(f)             Distribution by Credit Agent.  If in the opinion of the Credit Agent distribution of any amount received by it in such capacity hereunder or under the Warehousing Notes or

11-6

under any of the other Loan Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders.  In addition, the Credit Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution.  If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Credit Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Credit Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

11.12(g)            Delinquent Lender.

(1)                                 If for any reason any Lender shall fail or refuse to make available to Credit Agent its pro rata share of any Warehousing Advances, expenses or setoff (a “Delinquent Lender”), or, unless subject to a bona fide dispute shall fail or refuse to abide by any other of its obligations under this Agreement and, in any of the foregoing circumstances such failure or refusal is not cured within ten (10) days after receipt from the Credit Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Credit Agent, other Lenders, the Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender’s right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Warehousing Advances, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders’ respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.  The Delinquent Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

(2)                                 The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Warehousing Commitments of those Lenders electing to exercise such right) the Delinquent Lender’s Commitment to fund future Loans (the “Future Commitment”).  Upon any such purchase of the pro rata share of any Delinquent Lender’s Future Commitment, the Delinquent Lender’s share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer

11-7

such interest, including, if so requested, an Assignment and Acceptance.  Each Delinquent Lender shall indemnify Credit Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by Credit Agent or by any non-delinquent Lender, on account of a Delinquent Lender’s failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.

(3)                                 In the event that the non-delinquent Lenders elect not to acquire the Future Commitment, then, so long as no Default or Event of Default has occurred and is continuing, the Borrower may either (i) demand that the Delinquent Lender, and upon such demand the Delinquent Lender shall, promptly assign its Commitment Percentage of the Loan to an Assignee subject to and in accordance with the provisions of Section 11.13(a) for a purchase price equal to the aggregate principal balance of the Loan then owing to the Delinquent Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Delinquent Lender, or (ii)  pay to the Delinquent Lender the aggregate principal balance of the Loan then owing to the Delinquent Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Delinquent Lender, whereupon the Delinquent Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents.  Each of the Credit Agent and the Delinquent Lender shall reasonably cooperate in effectuating the replacement of such Delinquent Lender under this Section, but at no time shall the Credit Agent, such Delinquent Lender nor any other Lender be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Assignee.  The exercise by Borrower of its rights under this Section shall be at Borrower’s sole cost and expenses and at no cost or expense to the Credit Agent, the Delinquent Lender or any of the other Lenders.

11.12(h)           Holders.  The Credit Agent may deem and treat the payee of any Warehousing Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Credit Agent.  Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Warehousing Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such Warehousing Note or of any Warehousing Note or Warehousing Notes issued in exchange therefor.

11.13                 Assignment and Participation

11.13(a)           Assignment by Lenders.  Each Lender may assign to one or more banks or other financial institutions (each an “Assignee”) all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Warehousing Commitment and the same portion of the Loan at the time owing to it and the Warehousing Notes held by it), upon satisfaction of the following conditions: (a) each of the Credit Agent and the Borrower shall have given its prior written consent to such assignment (provided that, in the case of the Borrower, such

11-8

consent will not be unreasonably withheld and shall not be required if a Default or Event of Default shall have occurred and be continuing, or in the case of an assignment to TD Bank, N.A. or an Affiliate thereof); (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender’s rights and obligations under this Agreement, (c)  prior to the occurrence of an Event of Default, each assignment, other than an assignment to TD Bank, N.A. or an Affiliate thereof, shall be in an amount that is at least $50,000,000.00 and is a whole multiple of $1,000,000.00, and (d) the parties to such assignment shall execute and deliver to the Credit Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit L hereto or another form approved by Credit Agent (an “Assignment and Acceptance”), together with any Warehousing Notes subject to such assignment.  Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Credit Agent of the registration fee referred to in Section 11.13(b), be released from its obligations under this Agreement.

11.13(b)           Register.  The Credit Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loan owing to the Lenders from time to time.  The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Credit Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice.  Upon each such recordation, the assigning Lender agrees to pay to the Credit Agent a registration fee in the sum of $5,000.00 (which may be waived by the Credit Agent, it is discretion)s.

11.13(c)            New Warehousing Notes.  Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Warehousing Note subject to such assignment, the Credit Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender).  Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Credit Agent, in exchange for each surrendered Warehousing Note, a new Warehousing Note to the order of such Assignee in an amount equal to the amount assumed by such Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Warehousing Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder.  Such new Warehousing Notes shall provide that they are replacements for the surrendered Warehousing Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Warehousing Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the

11-9

form of the assigned Warehousing Notes.  The surrendered Warehousing Notes shall be cancelled and returned to the Borrower.

11.13(d)           Participations.  Each Lender may sell participations to one or more banks or other financial institutions (each a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in a minimum amount of $5,000,000.00, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower or the Credit Agent, and (c) the only rights granted to the Participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Warehousing Commitment of such Lender as it relates to such Participant, reduce the amount of any commitment fees to which such Participant is entitled or extend any regularly scheduled payment date for interest.

11.13(e)            Disclosure.  The Borrower agrees that, in addition to disclosures made in accordance with standard and customary banking practices, any Lender may disclose information obtained by such Lender pursuant to this Agreement to Assignees or Participants and potential Assignees or Participants hereunder; provided that such Assignees or Participants or potential Assignees or potential Participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

11.13(f)             Miscellaneous Assignment Provisions.  Any assigning Lender shall retain its rights to be indemnified pursuant to Section 12.2(b) with respect to any claims or actions arising prior to the date of such assignment.  If any Assignee is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Credit Agent certification as to exemption from deduction or withholding of any United States federal income taxes.

11.13(g)            Assignment by Borrower.  Borrower may not assign or transfer any of its rights or obligations hereunder or any other Loan Document without the prior written consent of Credit Agent and each of the Lenders.

11.14                 Administrative Matters

11.14(a)           Amendment, Waiver, Consent, Etc.  Except as otherwise provided in this Agreement, no term or provision of this Agreement or any other Loan Document may be modified, changed, waived, discharged or terminated, nor may any consent required or permitted by this Agreement or any other Loan Document be given, unless such modification, change, waiver, discharge, termination or consent receives the written approval of the Required Lenders.

11-10

Notwithstanding the foregoing, any proposed waiver, modification, change, amendment, waiver, discharge, termination, or consent which would:

(1)                                 extend the Warehousing Maturity Date, the scheduled date for the payment of interest or fees payable hereunder, or the date for any mandatory payment of principal, shall require the consent of all Lenders,

(2)                                 reduce the principal of, or rate of interest or fees on, any Lender’s Warehousing Advances or any Lender’s Warehousing Commitment, shall require the consent of each affected Lender,

(3)                                 modify any Lender’s Commitment Percentage, shall require the consent of each affected Lender,

(4)                                 result in a Warehousing Advance being made against Collateral which does not satisfy the applicable requirements of this Agreement, shall require the consent of all Lenders,

(5)                                 modify the definition of “Required Lenders,” or of the number or percentage of Lenders that are required to take action under the Loan Documents, shall require the consent of all Lenders,

(6)                                 release any Pledged Loan, Pledged Security, or other material item of Collateral, except as expressly contemplated by the Loan Documents or in connection with a sale of such Collateral permitted hereunder, shall require the consent of all Lenders,

(7)                                 amend this Section 11.14(a), shall require the consent of all Lenders.

It is expressly agreed and understood that (x) the failure by the Required Lenders to elect to accelerate amounts outstanding hereunder or to terminate the obligation of the Lenders to make Warehousing Advances hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement, and (y) without the consent of the Credit Agent, no such action referred to above shall amend, modify or waive any provision of this Article or any other provision of any Loan Document which relates to the rights or obligations of the Credit Agent.

11.14(b)           Deemed Consent or Approval.  With respect to any requested amendment, waiver, consent or other action which requires the approval of the Required Lenders or all of the Lenders, as the case may be, in accordance with the terms of this Agreement, or if the Credit Agent is required hereunder to seek, or desires to seek, the approval of the Required Lenders or all of the Lenders, as the case may be, prior to undertaking a particular action or course of conduct, the Credit Agent in each such case shall provide each Lender with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct.  The Credit Agent may (but shall not be required to)

11-11

include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

“THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE.  FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY THE BORROWER OR THE COURSE OF CONDUCT PROPOSED BY THE CREDIT AGENT AND RECITED ABOVE,”

and if the foregoing legend is included by the Credit Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to the Credit Agent within ten (10) calendar days of such Lender’s receipt of such notice.

End of Article 11

11-12

12.                               MISCELLANEOUS

12.1                        Notices

Except where telephonic or facsimile notice is expressly authorized by this Agreement, all communications required or permitted to be given or made under this Agreement (“Notices”) must be in writing and must be sent by manual delivery, overnight courier or United States mail (postage prepaid), addressed as follows (or at such other address as may be designated by Borrower or Lender in a Notice to the other):

If to Borrower	Walker & Dunlop, LLC
7501 Wisconsin Avenue
Suite 1200E
Bethesda, MD 20814-6531
Attention: Deborah A. Wilson, CFO
Facsimile: (301) 500-1223

In each case with a copy to	Walker & Dunlop, LLC
7501 Wisconsin Avenue
Suite 1200E
Bethesda, MD 20814-6531
Attention: Richard M. Lucas
Facsimile: (301) 500-1223

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921
Attention: Michael J. Pedrick
Facsimile: (215) 963-5001

If to Credit Agent:	Bank of America, N.A.
Mail Stop: MA5-503-04-16
One Federal Street
Boston, MA 02110
Attention: Jane Huntington
Facsimile: (617) 346-5025

with a copy to:	Riemer & Braunstein LLP
Three Center Plaza
Boston, MA 02108
Attention: Ronald N. Braunstein, Esquire
Facsimile: (617) 880-3456

If to any Lender:	at the address set forth for such Lender on Exhibit M hereto

12-1

All periods of Notice will be measured from the date of delivery if delivered manually or by facsimile, from the first Business Day after the date of sending if sent by overnight courier or from 4 days after the date of mailing if sent by United States mail, except that Notices to Credit Agent under Article 2 and Section 3.3(e) will be deemed to have been given only when actually received by Credit Agent. Borrower authorizes Credit Agent to accept Borrower’s Warehousing Advance Requests, shipping requests, wire transfer instructions, security delivery instructions and other routine communications concerning the Warehousing Commitment and the Collateral transmitted to Credit Agent by electronic transmission (including facsimile or e-mail) and those documents, when transmitted to Credit Agent by electronic transmission have the same force and effect as the originals.

12.2        Reimbursement of Expenses; Indemnity

12.2(a)                  Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly: (i) all the actual and reasonable out-of-pocket costs and expenses of Credit Agent and each Lender for preparation of the Loan Documents and any consents, amendments, waivers, or other modifications thereto; (ii) the reasonable fees, expenses, and disbursements of counsel to Credit Agent and each Lender in connection with the negotiation, preparation, execution, and administration of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and any other documents or matters requested by Borrower; (iii) all other actual and reasonable out-of-pocket costs and expenses incurred by Credit Agent and each Lender in connection with the establishment of the facility, the syndication of the Warehousing Commitment and the negotiation, preparation, and execution of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and the transactions contemplated thereby; and (iv) all reasonable out-of-pocket expenses (including reasonable attorneys’  fees and costs, which attorneys may be employees of Credit Agent or a Lender and the fees and costs of appraisers, brokers, investment bankers or other experts retained by Credit Agent or any Lender) incurred by Credit Agent and each Lender in connection with (x) the enforcement of or preservation of rights under any of the Loan Documents against Borrower or any other Person, or the administration thereof, (y) any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings, and (z) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to Credit Agent’s or any Lender’s relationship with either  Borrower, except to the extent arising out of such Person’s bad faith, gross negligence, willful misconduct or material breach of this Agreement or any other Loan Document, as finally determined by a court of competent jurisdiction. The covenants of this Section shall survive payment or satisfaction of payment of amounts owing with respect to the Warehousing Notes. The amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default Rate) and be an Obligation secured by any Collateral.

12.2(b)                  Borrower shall indemnify and hold harmless Credit Agent, Lenders and their respective parents, affiliates, officers, directors, employees, attorneys, and agents (“Indemnified Party”) from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of

12-2

every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby (“Damages”) including, without limitation (i) any actual or proposed use by Borrower or any of its Subsidiaries of the proceeds of the Loan, (ii) Borrower or any of its Subsidiaries entering into or performing this Agreement or any of the other Loan Documents, or (iii) with respect to Borrower and its Subsidiaries and their respective properties and assets, the violation of any applicable law, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that no Indemnified Party shall be entitled to indemnification if a court of competent jurisdiction finally determines (all appeals having been exhausted or waived) that such Indemnified Party acted in bad faith, with willful misconduct, gross negligence, or material breach of this Agreement or any other Loan Document.  In litigation, or the preparation therefor, Credit Agent and Lenders shall be entitled to select their respective own counsel and, in addition to the foregoing indemnity, Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of Borrower under this Section 12.2(b) are unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 12.2(b) shall survive the repayment of the Loan and the termination of the obligations of Credit Agent and Lenders hereunder.

12.3                        Financial Information

All financial statements and reports furnished to Credit Agent and/or any Lender under this Agreement must be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the most recent Audited Financial Statement of Parent provided to Lender.

12.4                        Terms Binding Upon Successors; Survival of Representations

The terms and provisions of this Agreement are binding upon and inure to the benefit of Borrower, Credit Agent, Lenders and their respective successors and permitted assigns. All of Borrower’s representations, warranties, covenants and agreements survive the making of any Warehousing Advance, and, except where a longer period is set forth in this Agreement, remain effective for as long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed.

12.5                        Pledge to Federal Reserve Banks

Any Lender may at any time pledge or assign all or any portion of its rights under the Loan Documents (including, without limitation, any portion of its Warehousing Note) to any of the Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.  Section 341.  No such pledge or assignment or enforcement thereof shall release Lender from its obligations under any of the Loan Documents.

12-3

12.6                        Confidentiality

Credit Agent and Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to their and their Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any Loan Document or the enforcement of rights hereunder or thereunder; (f) to any actual or prospective counterparty (or its advisors) to any swap or to any credit derivative transaction relating to Borrower and its obligations; (g) with the consent of Borrower; (h) subject to an agreement containing provisions substantially the same as those of this Section, any Assignee or any prospective Assignee; and (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section, or (ii) becomes available to the disclosing Person on a nonconfidential basis from a source other than Borrower.  For purposes of this Section, “Information” means all information received from Borrower relating to Borrower or its business, other than any such information that is available to Credit Agent or a Lender on a nonconfidential basis prior to disclosure by Borrower; provided that, in the case of information received from Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential.  The Credit Agent and Lenders shall be considered to have complied with their respective obligations to maintain the confidentiality of Information as provided in this Section if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

12.7                        Governing Law

This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law).

12.8                        Amendments

This Agreement may not be amended, modified, or supplemented except in accordance with the provisions of Section 11.14(a) hereof.

12.9                        Relationship of the Parties

This Agreement provides for the making of Warehousing Advances by Lenders, the requirement of Warehousing Advances by Borrower, the payment of interest on those Warehousing Advances, and the payment of certain fees by Borrower to Credit Agent and Lenders. The relationship between Credit Agent, Lenders and Borrower is limited to that of creditor and secured party on the part of Credit Agent and Lenders and of debtor on the part of Borrower. The provisions of this Agreement and the other Loan Documents for compliance with financial covenants and the delivery of financial statements and other operating reports are intended solely

12-4

for the benefit of Credit Agent and Lenders to protect their interests as creditors and secured party. Nothing in this Agreement creates or may be construed as permitting or obligating Credit Agent or any Lender to act as a financial or business advisor or consultant to Borrower, as permitting or obligating Credit Agent or any Lender to control Borrower or to conduct Borrower’s operations, as creating any fiduciary obligation on the part of Credit Agent or any Lender to Borrower, or as creating any joint venture, partnership, agency or other similar relationship between Credit Agent or any Lender and Borrower. Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choice in connection with the negotiation and execution of the Loan Documents and to obtain the advice of that counsel with respect to all matters contained in the Loan Documents, including the waivers of jury trial and of punitive, consequential, special or indirect damages contained in Sections 12.16 and 12.17, respectively. Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to Credit Agent and Lenders for credit and to execute and deliver this Agreement.

12.10                 Severability

If any provision of this Agreement or any other Loan Document is declared to be illegal or unenforceable in any respect, that provision is null and void and of no force and effect to the extent of the illegality or unenforceability, and does not affect the validity or enforceability of any other provision of the Agreement or such other Loan Document.

12.11                 Consent to Credit References

Borrower consents to the disclosure of information regarding Borrower and its Subsidiaries and their relationships with Credit Agent and Lenders to Persons making credit inquiries to Credit Agent or a Lender. This consent is revocable by Borrower at any time upon Notice to Credit Agent and each Lender as provided in Section 12.1.

12.12                 Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.

12.13                 Headings/Captions

The captions or headings in this Agreement and the other Loan Documents are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement or any other Loan Document.

12.14                 Entire Agreement

This Agreement, the Warehousing Notes and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by thereby.  All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Agreement, the Warehousing Notes and the other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Agreement, the Warehousing Notes or the other Loan Documents.

12-5

12.15      Consent to Jurisdiction

BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER BY MAIL AT THE ADDRESS SET FORTH HEREIN. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

12.16                 Waiver of Jury Trial

BORROWER, CREDIT AGENT, AND LENDERS (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF CREDIT AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

12.17                 Waiver of Punitive, Consequential, Special or Indirect Damages

BORROWER WAIVES ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES FROM CREDIT AGENT OR ANY LENDER OR ANY OF CREDIT AGENT’S OR ANY LENDER’S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY BORROWER AGAINST CREDIT AGENT OR ANY LENDER OR ANY OF CREDIT AGENT’S OR ANY LENDER’S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. THIS WAIVER OF THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES IS KNOWINGLY AND VOLUNTARILY GIVEN BY BORROWER, AND IS INTENDED TO ENCOMPASS EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES WOULD OTHERWISE APPLY. CREDIT AGENT AND EACH LENDER IS AUTHORIZED AND DIRECTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS AGREEMENT AS CONCLUSIVE EVIDENCE OF

12-6

THIS WAIVER OF THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES.

12.18                 U.S. Patriot Act

Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of Borrower and other information that will allow such Lender to identify Borrower in accordance with the Act.

12.19                 Merger of Obligations

Borrower agrees that its duties and obligations under the Existing Agreement are not satisfied or extinguished merely by the execution and delivery of this Agreement.

End of Article 12

12-7

13.                               DEFINITIONS

13.1                        Defined Terms

In addition to terms defined elsewhere in this Agreement, when used in this Agreement and, unless otherwise defined therein, in any other Loan Document (and including, unless otherwise defined therein, in any Schedules or Exhibits to this Agreement and to the other Loan Documents), capitalized terms defined below or elsewhere in this Agreement have the following meanings:

“Acquisition Term Loan” means the term loan made by the lenders pursuant to the Acquisition Term Loan Agreement.

“Acquisition Term Loan Agreement” means that certain Credit Agreement, dated as of even date with this Agreement, among the Parent as borrower, Walker & Dunlop Multifamily, Inc., the Borrower, and WD Capital, , as guarantors, and Bank of America, as Administrative Agent and Collateral Agent, and the lenders party thereto, as from time to time amended, modified, supplemented, restated or extended.

“Advance Rate” means, with respect to any Eligible Loan, the Advance Rate set forth in Exhibit C for that type of Eligible Loan.

“Affiliate” means, when used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person that beneficially owns or holds, directly or indirectly, 5% or more of any class of voting Equity Interests of the Person referred to, (c) each Person, 5% or more of the voting Equity Interests of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person’s officers, directors, joint venturers and partners. For these purposes, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

“Agency” means Fannie Mae, Freddie Mac, FHA, or HUD.

“Agency Mortgage Loan Transactions” means the purchase or funding of Mortgage Loans (or participations therein) by Borrower or, as may be applicable, WD Capital, respectively, that: (a) are subject to unconditional Purchase Commitments from an Agency, or, to the extent an Agency has committed to insure or guaranty such Mortgage Loans, other Investors, and the related rights of Borrower or, as may be applicable, WD Capital, to originate, purchase, hold, sell and service such Mortgage Loans.

“Agency Security” means a Mortgage-backed Security issued or guaranteed by Fannie Mae, Freddie Mac, or Ginnie Mae.

“Agency Warehousing Facilities” means mortgage warehouse lines of credit used by the Borrower or, as may be applicable, WD Capital, to finance Agency Mortgage Loan Transactions that: (a) are subject to unconditional Purchase Commitments from an Agency, or, to the extent an Agency has committed to insure or guaranty such Mortgage Loans, other Investors; (b) provide

13-1

for repayment of each advance made thereunder not more than ninety (90) days from the date such advance is made; (c) are secured solely by Permitted Warehouse Collateral; and (d) are not recourse to any Person other than the Borrower or WD Capital, as the case may be, and/or the Parent or another Affiliate of the Parent.

“Agreement” means this Amended and Restated Warehousing Credit and Security Agreement, either as originally executed or as it may be amended, restated, renewed or replaced, and including all Exhibits and Schedules hereto.

“Applicable Base Rate” means, for any day, the Base Rate for such day plus the Applicable Margin.

“Applicable Daily Floating LIBOR Rate” means, for any day, a rate per annum equal to the BBA LIBOR Daily Floating Rate for such day, plus the Applicable Margin.

“Applicable Margin” means (a) for LIBOR Loans, 1.85%, and (b) for Base Rate Loans, 1.85%.

“Applicable Rate” means, for any day (a) except as otherwise required from time to time pursuant to Section 3.9(b) or 3.9(g), the Applicable Daily Floating LIBOR Rate for such day, or (b) if, and only for as long as, required from time to time pursuant to Section 3.10(b) or 3.10(g), the Applicable Base Rate for each applicable day.

“Approved Custodian” means Fannie Mae, Freddie Mac, and any pool custodian or other Person that Credit Agent deems acceptable, in its sole discretion, to hold Mortgage Loans for inclusion in a Mortgage Pool or to hold Mortgage Loans as agent for an Investor that has issued a Purchase Commitment for those Mortgage Loans.

“ARA Finance” means ARA Finance LLC, a Delaware limited liability company in which WD Capital holds a 50% membership interest.

“Assignee” has the meaning set forth in Section 11.13(a).

“Assignment and Acceptance” has the meaning set forth in Section 11.13(a).

“At Risk Mortgage Loans” means Mortgage Loans as to which either Borrower or, as may be applicable, WD Capital, has any loss sharing arrangement or otherwise are with recourse to Borrower or WD Capital, respectively.

“Audited Statement Date” means the date of Borrower’s most recent audited financial statements (and, if applicable, Borrower’s Subsidiaries, on a consolidated basis) delivered to Credit Agent under this Agreement.

“Authorized Representatives” has the meaning set forth in Section 3.10.

“Bank of America” has the meaning set forth in the first paragraph of this Agreement.

“Base Line Projections” means a detailed forecast with respect to the Parent and its Subsidiaries (after giving effect to all elements of the CW Transaction to be effected as of the Closing Date)

13-2

for the period commencing on the Closing Date and ending on December 31, 2012, which shall include a balance sheet and income statement for the Fiscal Years respectively ending December 31, 2012, each prepared on a basis consistent with GAAP in all material respects and consistent with the Parent’s current practices (as previously detailed to the Credit Agent)

“Base Rate” means, on any day, the greater of (a) the Prime Rate in effect for such day, and (b) the sum of (i) the Federal Funds Rate for such day, plus (ii) 0.50%.

“Base Rate Loan” means the Loan (or any particular Warehousing Advance) at any time while it bears interest at the Applicable Base Rate.

“BBA LIBOR Daily Floating Rate” means, for any day, a fluctuating rate of interest per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”) as published by Reuters (or other commercially available sources providing quotations of BBA LIBOR as selected by Credit Agent from time to time) as determined for each such day at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, for U.S. dollar deposits (for delivery on the date in question, or, if not a London Banking  Day, on the immediately preceding London Banking Day) with a one month term, as adjusted from time to time in Credit Agent’s reasonable discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. If such rate is not published by Reuters or any other such commercially available source at such time for any reason, then such rate will be determined by such alternate method as reasonably selected by Credit Agent.

“Borrower” has the meaning set forth in the first paragraph of this Agreement.

“Borrower Fannie Mae DUS Agreements” means the various agreements between Borrower and Fannie Mae establishing Borrower as a Fannie Mae-approved seller/servicer under the Fannie Mae DUS Program, and the terms and conditions thereof.

“Business Day” means any (a) day other than Saturday or Sunday, or (b) day of the year on which offices of Bank of America, N.A. are not required or authorized by law to be closed for business in Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (e.g., there is no “February 30th”), the payment shall be due on the last Business Day of the calendar month.

“C&D System” means Fannie Mae’s Multifamily Committing and Delivery system.

“Calendar Quarter” means the 3 month period beginning on each January 1, April 1, July 1 or October 1.

“Cash Collateral Account” means the Credit Agent access only demand deposit account maintained at Credit Agent and designated for receipt of the proceeds of the sale or other disposition of Collateral (account no. 14999-23825).

“Cash Equivalents” mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not

13-3

more than twelve months from the date of acquisition (“Government Obligations”), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within twelve months of the date of acquisition (other than paper or notes issued by the Parent or an Affiliate of the Parent), (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed in the aggregate at any time at any such bank such amount as may be fully insured by the FDIC from time to time.

“Closing Date” means, subject to the Borrower’s satisfaction of the conditions set forth in Article 5, the date as of which this Agreement is executed as first above written.

“Closing MSR Valuation” means a valuation of the Servicing Contracts of Borrower and CWCapital LLC (now known as WD Capital) performed by Prestwick Mortgage Group, as of a date which is not more than sixty (60) days before the Closing Date.

“Collateral” has the meaning set forth in Section 4.1.

“Collateral Documents” means, with respect to each Mortgage Loan, (a) the Mortgage Note, the Mortgage and all other documents including, if applicable, any Security Agreement, executed in connection with or relating to the Mortgage Loan, (b) as applicable, the original lender’s ALTA Policy of Title Insurance or its equivalent, documents evidencing the FHA Commitment to Insure, or private mortgage insurance, the appraisal, the environmental assessment, the engineering report, certificates of casualty or hazard insurance, credit information on the maker of the Mortgage Note, (c) any other document listed in the applicable Exhibit B and (d) any other document that is customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or that is customarily executed by the seller of a Mortgage Note to an Investor.

“Committed Purchase Price” means for an Eligible Loan (a) the dollar price as set forth in the Purchase Commitment or, if the price is not expressed in dollars, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Eligible Loan, or (b) if the Eligible Loan is to be used to back an Agency

13-4

Security, an amount equal to the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in the Purchase Commitment for the Agency Security.

“Commitment Percentage” means, as of the date of determination, as to each Lender (i) prior to the Warehousing Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Warehousing Commitment Amount, by (z) the aggregate Warehousing Commitment Amounts of all Lenders, and (ii) from and after the time that all Warehousing Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender’s Warehousing Advances by (z) the aggregate outstanding principal amount of all Warehousing Advances.  The initial Commitment Percentages of each Lender is set forth opposite the name of such Lender on Exhibit M or in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable.

“Compliance Certificate” means a certificate, substantially in the form of Exhibit I-A for the Borrower and Exhibit I-B for the Parent, to be executed on their respective behalves, by an individual having principal financial accounting responsibilities.

“Credit Agent” has the meaning set forth in the first paragraph of this Agreement.

“Credit Limit Determination Date” means the earlier of (a) the Outside Sell Down Date, and (b) the Sell Down Closing Date (if it occurs).

“CW FHA Construction Mortgage Loans” means the FHA Construction Mortgage Loans originated by CWCapital LLC listed on Exhibit O annexed hereto.

“CW Transaction” means the purchase by Borrower of all of the Equity Interests in CWCapital LLC, a Massachusetts limited liability company.

“Damages” has the meaning set forth in Section 12.2(b).

“Debtor Relief Laws” means Title 11 of the United States Code (as amended from time to time, and including any successor statute or statutes), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means the occurrence of any event or existence of any condition that, but for the giving of Notice, the lapse of time or both would constitute an Event of Default.

“Default Rate” means, on any day, a rate per annum equal to the Applicable Rate on such day plus 4%.

“Delinquent Lender” has the meaning set forth in Section 11.12(g).

“Effective Date” has the meaning set forth in the introductory paragraph of this Agreement.

13-5

“Eligible Loan” means a Mortgage Loan that satisfies the conditions and requirements set forth in Exhibit C.

“Eligible Mortgage Pool” means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification, (b) there exists a Purchase Commitment covering the Agency Security to be issued on the basis of that certification and (c) the Agency Security will be delivered to Credit Agent.

“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership, profit or other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of the issuing Person (including, without limitation, partnership, membership or trust interests therein) whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Issuance” means any issuance or sale by a Person of any Equity Interest in such Person (and includes any capital contribution from any Person other than the Parent or a Subsidiary).

“ERISA” means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is a member of a group of which Borrower is a member and that is treated as a single employer under Section 414 of the Internal Revenue Code.

“Event of Default” means any of the conditions or events set forth in Section 10.1.

“Excess Payment” has the meaning set forth in Section 3.9(f).

“Executive Order” has the meaning set forth in Section 6.17.

“Existing Agreement” has the meaning specified in the Preliminary Statement.

“Existing Agreement Obligations” has the meaning specified in the Preliminary Statement.

“Existing Lenders” has the meaning specified in the Preliminary Statement.

“Existing Warehousing Advances” has the meaning specified in the Preliminary Statement.

“Fair Market Value” means, at any time for an Eligible Loan or a related Pledged Security (if the Eligible Loan is to be used to back a Pledged Security) as of any date of determination, the market price for such Eligible Loan or Pledged Security, determined by Credit Agent based on

13-6

market data for similar Mortgage Loans or Pledged Securities and such other criteria as Credit Agent deems appropriate in its sole discretion.

“Fannie Mae” means Fannie Mae, a corporation created under the laws of the United States, and any successor corporation or other entity.

“Fannie Mae Aggregation Program” means Fannie Mae’s program for the purchase of Mortgage Loans described in the Aggregation Product Line portion of Fannie Mae’s Negotiated Transactions Guide.

“Fannie Mae DUS Mortgage Loan” has the meaning specified in Exhibit C.

“Fannie Mae DUS Program” means Fannie Mae’s program for the purchase of Mortgage Loans originated under Fannie Mae’s Delegated Underwriting and Servicing Guide, as amended from time to time.

“Fannie Mae Loan Loss Reserves” means reserves established by Borrower to absorb estimated future losses related to Fannie Mae DUS Mortgage Loans.

“Federal Agency” means FHA, Fannie Mae, Freddie Mac, or any other instrumentality or agency of the United States of America or corporation organized under the laws of the United States of America which insures, guaranties or purchases Mortgage Loans.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upwards to the next higher 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by Credit Agent.

“Fee Letters” means those certain fee letters to be entered into on or before the Closing Date between the Credit Agent and the Borrower, and the Lenders and the Borrower, on mutually acceptable terms and conditions.

“FHA” means the Federal Housing Administration and any successor agency or other entity.

“FHA Construction Mortgage Loan” has the meaning specified in Exhibit C.

“FHA Mortgage Loan” means an FHA Construction Mortgage Loan or an FHA Permanent Mortgage Loan.

“FHA Permanent Mortgage Loan” has the meaning specified in Exhibit C.

“FICA” means the Federal Insurance Contributions Act and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules and regulations.

13-7

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules, and regulations.

“Fiscal Year” means any period of twelve consecutive months ending on December 31 of any calendar year.

“First Mortgage” means a Mortgage that constitutes a first Lien on the real property and improvements described in or covered by that Mortgage.

“First Mortgage Loan” means a Mortgage Loan secured by a First Mortgage.

“Foreign Assets Control Regulations” has the meaning set forth in Section 6.17.

“Freddie Mac” means Freddie Mac, or other Federal Agency to which the powers and duties of Freddie Mac have been transferred.

“Freddie Mac Program Plus” means Freddie Mac’s Program Plus Seller/Servicer program.

“Freddie Mac Program Plus Mortgage Loan” has the meaning specified in Exhibit C.

“Future Commitment” has the meaning set forth in Section 11.12(g).

“GAAP” means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and in statements and pronouncements of the Financial Accounting Standards Board, or in opinions, statements or pronouncements of any other entity approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“Ginnie Mae” means the Government National Mortgage Association or other Federal Agency as to which the powers and duties of the Governmental National Mortgage Association have been transferred.

“Ginnie Mae Security” means a security representing an undivided fractional interest in an Eligible Mortgage Pool, which security is issued and guaranteed as to payment of principal and interest by Ginnie Mae to an extent consistent with Ginnie Mae’s customary practices, without regard as to whether Borrower collects any payments on such Mortgage Loans.

“Hedging Arrangements” means, with respect to any Person, any agreements or other arrangements (including interest rate swap agreements, collars, derivatives, interest rate cap agreements and forward sale agreements) entered into to protect that Person against changes in interest rates or the market value of assets.

“HUD” means the Department of Housing and Urban Development, and any successor agency or other entity.

13-8

“HUD MAP Lender” means a lender approved by HUD under its Multifamily Accelerated Processing program.

“Indebtedness” means, as to any Person, all obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the consolidated balance sheet of such Person and such Person’s Subsidiaries as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all obligations for borrowed money or other extensions of credit whether secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of such Person and its Subsidiaries and all obligations representing the deferred purchase price of property; (b) all obligations evidenced by bonds, notes, debentures or other similar instruments; (c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) all guarantees, endorsements and other contingent obligations whether direct or indirect, in respect of indebtedness of others or otherwise, including any obligations under Hedging Arrangements and otherwise with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of such Person and its Subsidiaries; but excluding, in all events obligations arising under operating leases and accounts payable arising in the ordinary course of business.

“Indemnified Party” has the meaning set forth in Section 12.2(b).

“Interim Statement Date” means the date of the most recent unaudited financial statements of Borrower (and, if applicable, Borrower’s Subsidiaries, on a consolidated basis) delivered to Credit Agent under this Agreement.

“Internal Revenue Code” means the Internal Revenue Code of 1986, Title 26 of the United States Code, and all rules, regulations and interpretations issued under those statutory provisions, as amended, and any subsequent or successor federal income tax law or laws, rules, regulations and interpretations.

“Investment Company Act” means the Investment Company Act of 1940 and all rules and regulations promulgated under that statute, as amended, and any successor statute, rules and regulations.

“Investor” means (a) a Federal Agency, or (b) or those financially responsible private institutions that Credit Agent deems acceptable, in its sole discretion, to issue Purchase Commitments with respect to a particular category of Eligible Loans and who are listed on Exhibit N hereto; provided, however, Credit Agent may, from time to time, acting in its sole discretion,  (i) eliminate any Person as an “Investor,” and/or (ii) add as an “Investor” a Person proposed as such in writing by Borrower; provided, further, however, the elimination of a Person as an “Investor”

13-9

shall be effective only upon three (3) Business Days Notice from Credit Agent to Borrower and only with respect to Purchase Commitments relating to future Warehousing Advances.  Exhibit N automatically shall be deemed to be amended from time to time to reflect the elimination or addition of Investors as provided herein.  The Credit Agent’s records identifying Investors from time to time, reflecting all effective eliminations and additions, shall be conclusive, absent manifest error.  Credit Agent may, and at Borrower’s or any Lender’s request shall, from time to time create an updated Exhibit N reflecting the then Investors, which Credit Agent shall furnish to Borrower and all Lenders.

“Late Charge” has the meaning set forth in Section 3.8.

“Lender” has the meaning set forth in the first paragraph of this Agreement.

“Leverage Ratio” means the ratio of a Person’s Indebtedness to Tangible Net Worth.  For the purposes of calculating the Parent’s Leverage Ratio, there shall be excluded from “Indebtedness” (a) guaranty obligations to Fannie Mae pursuant to the Fannie Mae DUS Program, prior to the time liability is or could asserted thereunder, and (b) amounts from time to time outstanding under this Agreement and under any other Agency Warehousing Facilities.

“LIBOR Loan” means the Loan (or any particular Warehousing Advance) at any time it is being maintained at a rate of interest based upon the BBA LIBOR Daily Floating Rate (the Applicable Rate for which shall be the Applicable Daily Floating LIBOR Rate).

“Lien” means (a) any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever and (b) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquid Assets” means the following unrestricted and unencumbered assets owned by a Person (and, if applicable, that Person’s Subsidiaries, on a consolidated basis) as of any date of determination: (a) cash, (b) Cash Equivalents, and (c) Borrower’s and, as may be applicable, WD Capital’s, self-funded Mortgage Loans which are covered by binding Purchase Commitments, and are not subject to any Liens or Negative Pledge in favor of any Person other than the Lenders or pursuant to the Acquisition Term Loan Agreement.

“Liquidation Proceeds” has the meaning set forth in Section 10.2(c)(11).

“Loan” has the meaning set forth in Section 1.6.

“Loan Documents” means this Agreement, the Warehousing Notes, any agreement of Borrower relating to Subordinated Debt, and each other document, instrument or agreement executed by Borrower in connection with any of those documents, instruments and agreements, or establishing or evidencing an Obligation, including, without limitation, pursuant to a Hedging Arrangement with a Lender (including Credit Agent) or an Affiliate as the counterparty, to the extent specifically hedging Borrower’s interest bearing obligations under this Agreement and of which Hedging Arrangement Credit Agent had been provided Notice (and all details thereof)

13-10

prior to its establishment, each as originally executed or as any of the same may be amended, restated, renewed or replaced.

“London Banking Day” is a Business Day on which banks in London are open for business and dealing in offshore dollars.

“Margin Stock” has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System, as amended.

“Master Credit Facility Agreement” means any agreement between Borrower and one or more mortgagors and (if applicable) other obligors described on Exhibit E (as amended in accordance with Section 5.3), under which Borrower makes Special Fannie Mae Mortgage Loans to those mortgagors and other obligors secured by Mortgages on Properties, as long as Fannie Mae has agreed, on terms satisfactory to Credit Agent and Required Lenders, to issue an Agency Security in exchange for a 100% participation in each Special Fannie Mae Mortgage Loan.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means a mortgage or deed of trust on real property that, except in the case of an FHA Construction Mortgage Loan, is improved and substantially completed.

“Mortgage-backed Securities” means securities that are secured or otherwise backed by Mortgage Loans.

“Mortgage Loan” means any loan evidenced by a Mortgage Note and secured by a Mortgage and, if applicable, a Security Agreement.

“Mortgage Note” means a promissory note secured by one or more Mortgages and, if applicable, one or more Security Agreements.

“Mortgage Note Amount” means, as of any date of determination, the then outstanding and unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn under that Mortgage Note).

“Mortgage Pool” means a pool of one or more Pledged Loans on the basis of which a Mortgage-backed Security is to be issued.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate of Borrower has any obligation with respect to its employees.

“Multifamily Property” means real property that contains or that will contain more than 4 dwelling units.

“Negative Pledge” means an agreement by a Person with any other Person not to create, incur, assume, or suffer to exist any Lien upon any of its property, assets, or revenues, however characterized for UCC or other purposes.

13-11

“Net Proceeds” means with respect to an Equity Issuance by a Person, the aggregate amount of all cash or the fair market value of all other property received by such Person in respect of such Equity Issuance net of reasonable and customary legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance.

“No Risk Mortgage Loans” means Mortgage Loans as to which Borrower or, as may be applicable, WD Capital, has no loss sharing arrangement or otherwise are without recourse to Borrower or WD Capital, respectively.

“Notices” has the meaning set forth in Section 12.1.

“Obligations” means all obligations of the Borrower with respect to (a) all indebtedness, obligations, liabilities, covenants, indemnities, and duties of Borrower arising under this Agreement or any other Loan Document or otherwise with respect to the Loan (including principal, interest, fees, costs, and expenses), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or arising after the date of this Agreement, voluntary or involuntary, joint or several, direct or indirect, liquidated or unliquidated, or decreased or extinguished and later increased and however created or incurred, and including interest and fees that accrue after the commencement by or against Borrower of any proceeding under any Debtor Relief Laws naming Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) disbursements made by Credit Agent or a Lender for Borrower’s account pursuant to this Agreement or any other Loan Document, (c) overdrafts (which, if permitted, shall be at Credit Agent’s sole discretion) funded by the Credit Agent or any of its Affiliates, (d) automated clearinghouse exposure to the Credit Agent or any of its Affiliates, (e) Hedging Arrangements with a Lender (including Credit Agent) or an Affiliate as the counterparty, to the extent specifically hedging Borrower’s interest bearing obligations under this Agreement and of which Hedging Arrangement Credit Agent had been provided Notice (and all details thereof) prior to its establishment, and (f) cash management or related agreements with the Credit Agent or any of its Affiliates.

“Operating Account” means the demand deposit account maintained at Credit Agent in Borrower’s name and designated for funding that portion of each Eligible Loan not funded by a Warehousing Advance made against that Eligible Loan and for returning any excess payment from an Investor for a Pledged Loan or Pledged Security (as of the date hereof, account no. 004625970919).

“Other Fannie Mae Mortgage Loan” has the meaning set forth in Exhibit C.

“Other Taxes” has the meaning set forth in Section 3.9(d).

“Outside Sell Down Date” means the date which is ninety (90) days after the Effective Date

“Overdraft Advance” has the meaning set forth in Section 3.5.

“Parent” means Walker & Dunlop, Inc., a Maryland corporation.

13-12

“Participant” has the meaning set forth in Section 11.13(d).

“Partner” means any Person holding an Equity Interest in Borrower.

“Permitted Warehouse Collateral” means Mortgage Loans purchased or originated by Borrower or, as may be applicable, WD Capital,  that are subject to unconditional Purchase Commitments from an Agency, or, to the extent an Agency has insured or committed to insure or guarantee such Mortgage Loans, other Investors, and related rights and proceeds, including mortgage-backed securities issued by an Agency (or guaranteed by Ginnie Mae) which are backed by such Mortgage Loans and are subject to purchase commitments from Investors.

“Person” means and includes natural persons, corporations, limited liability companies, limited liability partnerships, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions of those governments.

“Plan” means each employee benefit plan (whether in existence on the date of this Agreement or established after that date), as that term is defined in Section 3 of ERISA, maintained for the benefit of directors, officers or employees of Borrower or any ERISA Affiliate.

“Pledged Hedging Accounts” has the meaning set forth in Section 4.1(g).

“Pledged Hedging Arrangements” has the meaning set forth in Section 4.1(g).

“Pledged Loans” has the meaning set forth in Section 4.1(b).

“Pledged Securities” has the meaning set forth in Section 4.1(c).

“Prime Rate” means on any day, the rate of interest per annum then most recently established by the Credit Agent as its “prime rate,” it being understood and agreed that such rate is set by Credit Agent as a general reference rate of interest, taking into account such factors as Credit Agent may deem appropriate, that it is not necessarily the lowest or best rate actually charged to any customer or a favored rate, that it may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Credit Agent may make various business or other loans at rates of interest having no relationship to such rate.  If Credit Agent ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

“Prohibited Transaction” has the meanings set forth for such term in Section 4975 of the Internal Revenue Code and Section 406 of ERISA.

“Property” means a Multifamily Property or a Seniors Facility securing a Mortgage Loan.

13-13

“Purchase Commitment” means an unconditional, fixed price, irrevocable written commitment, in form and substance satisfactory to Credit Agent, issued in favor of Borrower by an Investor under which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

“Rating Agency” means any nationally recognized statistical rating organization that in the ordinary course of its business rates Mortgage-backed Securities.

“Reference Rate” means, as applicable for determining the Applicable Rate for any day, the BBA LIBOR Daily Floating Rate or the Base Rate for such day.

“Refinancing Warehousing Advances” has the meaning specified in the Preliminary Statement.

“Register” has the meaning set forth in Section 11.13(b).

“Release Amount” has the meaning set forth in Section 4.3(f).

“Required Lenders” means, as of any particular date (a) if no Warehousing Advances are outstanding, Lenders whose Warehousing Commitment Amounts aggregate at least 66-2/3% of the Warehousing Commitment Amounts of all Lenders who are not Delinquent Lenders, or (b) if any Warehousing Advances are outstanding, Lenders holding at least 66-2/3% of the aggregate unpaid principal amount of all then outstanding Warehousing Advances of Lenders who are not Delinquent Lenders; provided, however, that at any time that the Credit Agent holds (a) a Commitment Percentage equal of at least 33-1/3%, or (b) a Warehousing Commitment Amount of at least $50,000,000, the term “Required Lenders” shall include the Credit Agent.  No Lender which is a Delinquent Lender shall be considered a “Lender” for the purposes of determining the “Required Lenders” or “all Lenders” for consents, approvals, or any other matters hereunder.

“Restriction List” and “Restriction Lists” means each and every list of Persons who are Specially Designated Nationals and Blocked Persons or otherwise are Persons to whom the Government of the United States prohibits or otherwise restricts the provision of financial services. For the purposes of this Agreement, Restriction Lists include the list of Specially Designated Nationals and Blocked Persons established pursuant to Executive Order 13224 (September 23, 2001) and maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control or any successor agency or other entity, U.S. Department of the Treasury, current as of the day the Restriction List is used for purposes of comparison in accordance with the requirements of this Agreement.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Second Mortgage” means a Mortgage that constitutes a second Lien on the real property and improvements described in or covered by that Mortgage.

“Second Mortgage Loan” means a Mortgage Loan secured by a Second Mortgage.

“Security Agreement” means a security agreement or other agreement that creates a Lien on personal property, including furniture, fixtures and equipment, to secure repayment of a Mortgage Loan.

13-14

“Sell Down Closing Date” has the meaning set forth in Section 1.2.

“Sell Down Date Warehousing Commitment Amount” means, as to each Lender, such Lender’s Warehousing Commitment Amount determined on the Credit Limit Determination Date.

“Seniors Facility” means improved real property used as a nursing home, intermediate care facility, board and care home, or assisted-living facility as those terms are defined in Section 232 of the National Housing Act (12 U.S.C. 1715w).

“Servicing Contract” means, with respect to any Person, the arrangement, whether or not in writing, under which that Person has the right to service Mortgage Loans.

“Servicing Portfolio” means, as to any Person, the unpaid principal balance of Mortgage Loans serviced by that Person under Servicing Contracts, minus the principal balance of all Mortgage Loans that are serviced by that Person for others under subservicing arrangements.

“Servicing Portfolio Report” has the meaning set forth in Section 7.2(a).

“Shipped Period” means the maximum number of days specified in Exhibit C during which a Warehousing Advance may remain outstanding against a Pledged Loan that has been sent to (a) an Investor or a custodian for an Investor for examination and purchase under a Purchase Commitment, (b) an Approved Custodian for examination and inclusion in an Eligible Mortgage Pool or (c) a pool custodian for examination and inclusion in a Mortgage Pool.

“Special Fannie Mae Bailee Agreement” means an agreement among Borrower, Lender and Fannie Mae, on the form prescribed by Credit Agent and acceptable to Fannie Mae, with respect to Credit Agent’s security interest (for itself and Lenders) in Borrower’s interest in one or more Mortgage Notes evidencing a Special Fannie Mae Mortgage Loan.

“Special Fannie Mae Mortgage Loan” has the meaning set forth in Exhibit C.

“Special Fannie Mae Pool Purchase Contract” means an agreement, on terms satisfactory to Credit Agent, under which Fannie Mae agrees to purchase a 100% participation in Special Fannie Mae Mortgage Loans in exchange for Agency Securities.

“Specially Designated Nationals or Blocked Persons” means Persons which are owned or controlled by, or acting on behalf of, the government of target countries or are associated with international narcotics trafficking or terrorism.

“Statement Date” means the Audited Statement Date or the Interim Statement Date, as applicable.

“Subordinated Debt” means all indebtedness of Borrower for borrowed money that is effectively subordinated in right of payment to all present and future Obligations either (1) under a Subordination of Debt Agreement on the form prescribed by Credit Agent or (2) otherwise on terms acceptable to Credit Agent.

13-15

“Subordinate Mortgage” means a Mortgage that constitutes a Lien that is not a first Lien on the real property and improvements described in or covered by that Mortgage.

“Subordinate Mortgage Loan” means a Mortgage Loan secured by a Subordinate Mortgage for which all prior Mortgage Loans on that Property are being serviced by Borrower under a Servicing Contract, and for which all prior Mortgage Loans on that Property have been sold to, or are subject to a Purchase Commitment issued by, Fannie Mae or Freddie Mac.

“Subordination of Debt Agreement” has the meaning set forth in Section 5.1(b).

“Subsidiary” means any corporation, partnership, association or other business entity in which more than 50% of the shares of stock or other ownership interests having voting power for the election of directors, managers, trustees or other Persons performing similar functions is at the time owned or controlled by any Person either directly or indirectly through one or more Subsidiaries of that Person.

“Tangible Net Worth” means, at any time of determination, the excess, at such time, of the Parent’s and its Subsidiaries’, on a consolidated basis, total assets, minus the sum of (i) total liabilities, and (ii) the book value of all intangible assets, including, without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Subsidiary over the cost of the investment in such Subsidiary, all of the foregoing determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered to the Credit Agent under this Agreement.  For the purposes of this definition, mortgage servicing rights shall not be considered intangible assets.

“Taxes” has the meaning set forth in Section 3.9(c).

“Termination Agreement” has the meaning set forth in Section 5.1(a)(14).

“Third Party Originated Loan” means a Mortgage Loan, other than a CW FHA Construction Mortgage Loan, originated and funded by a third party (other than with funds provided by Borrower at closing to purchase the Mortgage Loan) and subsequently purchased by Borrower.

“Trading With the Enemy Act” has the meaning set forth in Section 6.17.

“Trust Receipt” means a trust receipt in a form approved by and under which Credit Agent may deliver any document relating to the Collateral to Borrower for correction or completion.

“Unused Portion” has the meaning set forth in Section 3.4.

“Used Portion” has the meaning set forth in Section 3.4.

“USPAP” means the Appraisal Foundation’s Uniform Standards of Professional Appraisal Practice, as in effect from time to time.

13-16

“Warehouse Period” means, for any Eligible Loan, the maximum number of days a Warehousing Advance against that type of Eligible Loan may remain outstanding as set forth in Exhibit C.

“Warehousing Advance” means a disbursement by Lenders under Section 1.1.

“Warehousing Advance Request” has the meaning set forth in Section 2.1.

“Warehousing Collateral Value” means, as of any date of determination, (a) with respect to any Eligible Loan, the lesser of (1) the amount of any Warehousing Advance made, or that could be made, against such Eligible Loan under Exhibit C or (2) an amount equal to the Advance Rate for the applicable type of Eligible Loan multiplied by the Fair Market Value of such Eligible Loan; and (b) if Eligible Loans have been exchanged for Agency Securities, the lesser of (1) the amount of any Warehousing Advances outstanding against the Eligible Loans backing the Agency Securities or (2) an amount equal to the Advance Rates for the applicable types of Eligible Loans backing the Agency Securities multiplied by the Fair Market Value of the Agency Securities.

“Warehousing Commitment” means the obligation of each Lender to make Warehousing Advances to Borrower under Section 1.1.

“Warehousing Commitment Amount” means, for any Lender, at any date, that dollar amount designated opposite such Lender’s name on Exhibit M as its Warehousing Commitment Amount, as the same may be amended, or deemed amended, from time to time in accordance with this Agreement.

“Warehousing Credit Limit” means (a) for the period from the Effective Date to, but not including, the Credit Limit Determination Date, $500,000,000.00, and (b) from (and including) and after the Credit Limit Determination Date, an amount equal to the sum of (i) the Bank of America Sell Down Date Warehousing Commitment Amount, and (ii) the TD Warehousing Commitment Amount.  From (and including) and after the Credit Limit Determination Date, the Warehousing Credit Limit shall not be less than $425,000,000, or greater than $625,000,000.

“Warehousing Maturity Date” has the meaning set forth in Section 1.3.

“Warehousing Note” has the meaning set forth in Section 1.4.

“WD Capital” means Walker & Dunlop Capital, LLC (formerly known as CWCapital LLC), a Massachusetts limited liability company.

13.2                        Other Definitional Provisions; Terms of Construction

13.2(a)                  Accounting terms not otherwise defined in this Agreement have the meanings given to those terms under GAAP.

13.2(b)                 Defined terms may be used in the singular or the plural, as the context requires.

13-17

13.2(c)                   All references to time of day mean the then applicable time in Boston, Massachusetts, unless otherwise expressly provided.

13.2(d)                  References to Sections, Exhibits, Schedules, and like references are to Sections, Exhibits, Schedules and the like of this Agreement unless otherwise expressly provided.

13.2(e)                   The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.”

13.2(f)                    Unless the context in which it is used otherwise clearly requires, the word “or” has the inclusive meaning represented by the phrase “and/or.”

13.2(g)                   All incorporations by reference of provisions from other agreements are incorporated as if such provisions were fully set forth into this Agreement, and include all necessary definitions and related provisions from those other agreements. All provisions from other agreements incorporated into this Agreement by reference survive any termination of those other agreements until the Obligations of Borrower under this Agreement and the Warehousing Notes are irrevocably paid in full and the Warehousing Commitment is terminated.

13.2(h)                  All references to the Uniform Commercial Code are deemed to be references to the Uniform Commercial Code in effect on the date of this Agreement in the applicable jurisdiction.

13.2(i)                      Unless the context in which it is used otherwise clearly requires, all references to days, weeks and months mean calendar days, weeks and months.

End of Article 13

13-18

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

WALKER & DUNLOP, LLC

By	/s/ William M. Walker
Name:	William M. Walker
Title:	President and Chief Executive Officer

BANK OF AMERICA, N.A., as Credit Agent and a Lender

By	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

[Signature page to Mortgage Warehousing Credit and Security Agreement]

EXHIBIT A

FORM OF WAREHOUSING ADVANCE REQUEST

Walker & Dunlop, LLC
Warehousing Advance Request

Capitalized terms used in this Warehousing Advance Request without further definition have the meanings set forth in the Mortgage Warehousing Credit and Security Agreement entered into as of September 4, 2012 (as amended and/or restated from time to time, and as any provision thereof may be waived, the “Agreement”) among: (a) Walker & Dunlop, LLC, (the “Borrower”); (b) Bank of America, N.A. and each other Person party thereto from time to time as a lender (collectively, the “Lenders”); and (c) Bank of America, N.A., as agent for itself and the other Lenders (in such capacity, the “Agent”).

The Borrower hereby gives notice pursuant to Section 2.1 of the Agreement of its request to have the following Warehousing Advance made to it on                              , 20     [must be no later than 3:00 p.m. at least one Business Day after the date of the Warehousing Advance Request]:

ELIGIBLE LOAN TYPE:	☐ FANNIE MAE DUS MORTGAGE LOAN
☐ Check if As Soon As Pooled funding
☐ SPECIAL FANNIE MAE MORTGAGE LOAN
☐ FIXED FACILITY
☐ FIRST ADVANCE
☐ SUBSEQUENT ADVANCE
☐ VARIABLE FACILITY
☐ FIRST ADVANCE
☐ SUBSEQUENT ADVANCE
☐ OTHER FANNIE MAE MORTGAGE LOAN
☐ FHA PERMANENT MORTGAGE LOAN
☐ FHA CONSTRUCTION MORTGAGE LOAN (☐ Check if CW FHA Construction Mortgage Loan)
☐ FIRST ADVANCE
☐ SUBSEQUENT ADVANCE
☐ FREDDIE MAC PROGRAM PLUS MORTGAGE LOAN
STATUS OF ELIGIBLE LOAN:	☐ FIRST MORTGAGE LOAN
☐ SECOND MORTGAGE LOAN [If permitted]

Loan No.:	Warehouse Date:
Project Name:	Contract/Pool No.:
Project State and Zip Code:

Mortgage Note Amount:	Interest Rate:
Mortgage Note Date:
Advance Amount (Approved Warehouse Amount):

Cumulative Endorsement Amount (for FHA Construction Loans):

Investor:	Expiration Date:
Committed Purchase Price:

1

Title Company/Closing Agent:
Title Contact Person:		Phone No.:
Title Contact Person E-Mail Address:
Title Company Address:
Security Rate:	Issue Rate:		Maturity Date:

WIRE TRANSFER INFORMATION

Wire Amount:	Date of Wire:

Receiving Bank:	ABA No.:

City & State:

Credit Account Name:	Number:

Advise:	Phone:

The Borrower hereby confirms that it has granted, and hereby reaffirms the grant of, a security interest to the Credit Agent, for itself and for the Lenders, in all of Borrower’s right, title and interest in and to the Mortgage Loan described above and all related Collateral pursuant to Section 4.1 of the Agreement.

The Borrower represents and warrants as follows:

(a)                                 The Warehousing Advance requested hereby complies with all applicable requirements of the Agreement.

(b)                                 Each representation and warranty made in the Agreement is true and correct at and as of the date hereof (except to the extent relating to a specific date) and will be true and correct at and as of the time the Warehousing Advance is made, in each case both with and without giving effect to the Warehousing Advance and the application of the proceeds thereof.

(c)                                  No Default or Event of Default has occurred and is continuing as of the date hereof or would result from the making of the Warehousing Advance or the application of the proceeds thereof if the Warehousing Advance was made on the date hereof, and no Default or Event of Default will have occurred and be continuing at the time the Warehousing Advance is to be made or would result from the making of the Warehousing Advance or from the application of the proceeds thereof.

(d)                                 If the requested Warehousing Advance will be used to fund the origination of an FHA Mortgage Loan for which a Mortgage-backed Security is to be issued, Ginnie Mae has confirmed sufficient additional commitment authority and pool numbers have been identified to permit the consummation of such transactions.

(e)                                  Borrower agrees to cause the Mortgage Notes(s) and the other Collateral Documents required by the Agreement, including the applicable Exhibit B, to be delivered to Credit Agent by no later than when required pursuant to the applicable provisions of the Agreement and the applicable Exhibit B.

IN WITNESS WHEREOF, this Warehousing Advance Request has been duly executed and delivered by an Authorized Representative of the Borrower as of the date first above written.

AUTHORIZED SIGNATURE:

WALKER & DUNLOP, LLC

By:
Name
Title:

2

EXHIBIT B - FNMA/DUS

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FANNIE MAE DUS AND OTHER FANNIE MAE MORTGAGE LOANS

Walker & Dunlop, LLC

Walker & Dunlop, LLC (“Borrower”) must observe the following procedures and documentation requirements in all respects.  All documents must be satisfactory to Bank of America, N.A., as Credit Agent (“Credit Agent”) in its sole discretion.  Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement among Borrower, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, the “Agreement”).  Fannie Mae form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I. AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from Borrower providing the following information on the Pledged Loan:

(1) Mortgagor’s name.

(2) Project name.

(3) Borrower’s case/loan number.

(4) Expected Warehousing Advance date.

(5) Mortgage Note Amount.

(6) Name, street address, email address, telephone number and fax number of (a) the contact person for the title company/settlement attorney, and (b) the person who will be responsible for the custody and delivery of the original note and other documents to Credit Agent.

(7) Name of Investor [must comply with requirements of Agreement].

Upon receipt of such letter or email, with all the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney and other applicable person identified pursuant to item (6), above, and which will include wiring information, bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

1

II. AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1) An original or facsimile (with the original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2) Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3) For Other Fannie Mae Mortgage Loans, a copy of the Fannie Mae Multifamily Commitment printed from the C& D System.

(4) For Fannie Mae DUS Mortgage Loans, a copy of the confirmed Fannie Mae Multifamily MBS/DUS Commitment printed from the C&D System.

(5) If a Mortgage-backed Security is to be issued, a copy (or the original if requested by the Credit Agent) of the Purchase Commitment for the Pledged Security (which must conform to the requirements of the Agreement, with purchase price and expiration date, and, if Fannie Mae is acquiring such Mortgage-backed Security, must be a copy of the standard one page confirmation from Fannie Mae).

(6) Original or facsimile of Credit Agent’s escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(7) If applicable, original or facsimile of the Credit Agent’s closing instructions letter to the Borrower’s attorney, countersigned by the attorney involved with the transaction.

(8)  Original assignment of the Mortgage, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(9)  Original assignment of the security agreement, if applicable, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(10)  Copies of UCC financing statements to be filed by the Borrower against the mortgagor(s).

No Warehousing Advance will be made by Lenders prior to Credit Agent’s receipt of all Collateral Documents required under Section II or otherwise required under the Agreement.  Credit Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the Collateral Documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

2

Borrower must hold or cause the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit.  Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account.  Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of and as agent and bailee for Credit Agent pursuant to a bailee letter provided by Credit Agent, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title company has confirmed that it is prepared to issue its title insurance policy.  Immediately after disbursement, the title company, settlement attorney or other attorney must transmit the Mortgage Note.  In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of Borrower.  Borrower retains all risk of loss or non-delivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

III. ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1) The original Mortgage Note, endorsed by Borrower in blank and without recourse, endorsed by Borrower in blank, in recordable form but unrecorded.

(2) A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

3

(a) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(b) Shows an effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow;

(c) Sets forth an insured amount which is equal to or greater than the Warehousing Advance amount; and

(d) Contains recording information, if such information is not available, such information will be provided within 24 hours after such information becomes available, filled in on the schedules pertaining to the Pledged Loan and, if applicable, UCC financing statement.

(3)  Originals of items 1, 8 and 9 noted above in Section II.

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

Credit Agent must receive the following:

(1) Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a) Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper ordinarily utilized by Credit Agent) with Borrower’s billing account information for such shipper;

(b) Name of project securing the Pledged Loan;

(c) Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d) Instructions for endorsement of the Mortgage Note.

(2) For Other Fannie Mae Mortgage Loans and Fannie Mae DUS Mortgage Loans, the following additional documents must be received:

(a) Executed bailee letter with the appropriate applicable Schedule (in form approved by Fannie Mae and Lender).

(b) For cash payments, the signed original Wire Transfer Request (Fannie Mae Form 4639) or Fannie Mae Wiring Instructions printed from the C & D System, specifying the Borrower’s Cash Collateral Account as the receiving account for loan purchase proceeds.  Wire instructions as of the Closing Date are as follows:

4

Bank of America, N.A.

ABA#: 026009593

Account Name:  Walker & Dunlop LLC, Cash Collateral Account

Account #:

(c) If a Mortgage-backed Security is to be issued by Fannie Mae, a copy of the Fannie Mae Wiring Instructions printed from the C&D System, instructing Fannie Mae to issue the Mortgage-backed Security in Borrower’s name and to deliver the Pledged Security to Credit Agent’s custody account using the following instructions:

Bk of NYC/BOATRUST

ABA#: 021000018

Ref:  A/C Walker & Dunlop LLC

Ref:

(d) If a Mortgage-backed Security is to be issued, completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

(3) The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

Unless otherwise agreed in writing with Borrower, Credit Agent exclusively will deliver the Mortgage Note and other original Collateral Documents required by this Exhibit evidencing the Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian.  Upon instruction by Borrower, Credit Agent will complete the endorsement of the Mortgage Note.  If no Mortgage-backed Security is to be issued, Credit Agent will deliver the Mortgage Note and the other documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or to an Approved Custodian for the Investor.  If a Mortgage-backed Security is to be issued, Agent will deliver the Mortgage Note and the other documents required for shipping with a bailee letter to an Approved Custodian and, upon Agent’s receipt of the Mortgage-backed Security, Agent will deliver the Mortgage-backed Security to the appropriate Approved Custodian solely on a delivery versus payment basis.

Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be deposited into the Borrower’s Cash Collateral Account and applied to the related Warehousing Advance.  As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of such Pledged Loan or Pledged Security, after repayment of the related Warehousing Advance, to the Borrower (by transfer to the Borrower’s Operating Account), unless otherwise instructed in writing by the Borrower.

5

SCHEDULE I TO EXHIBIT B - FNMA/DUS

BANK OF AMERICA, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:	021000018
Telegraphic Abbreviation:	BKofNYC/BOA Trust

Cash Collateral Account:

BOOK-ENTRY DATE:	SETTLEMENT DATE:

ISSUER:	SECURITY: $

CUSIP NO.

Pool No.                           MI No.

Coupon Rate:

Issue Date (M/D/Y):                                       Maturity Date (M/D/Y):

POOL TYPE:

DELIVERY INSTRUCTIONS:                                   DVP AMOUNT $

PROJECT NAME:

AUTHORIZED SIGNATURE:

PRINTED NAME:
TITLE:

6

EXHIBIT B-FNMA/NT

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING SPECIAL FANNIE MAE MORTGAGE LOANS

Walker & Dunlop LLC

Walker & Dunlop LLC (“Borrower”) must observe the following procedures and documentation requirements in all respects.  All documents must be satisfactory to Bank of America, N.A., as Credit Agent (“Credit Agent”) in its sole discretion.  Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement among Borrower, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, the “Agreement”).

To the extent the documents required herein have previously been delivered to Credit Agent, they are not required to be redelivered unless Credit Agent requests.

I. AT LEAST 5 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Borrower, providing the following information on the Pledged Loan:

(1) A copy or draft copy of the Master Credit Facility Agreement, including any amendments.

(2) As applicable, copy or draft copy of the Special Fannie Mae Pool Purchase Contract (“SPPK”) or MATS Addendum to Mortgage Selling and Servicing Contract (“MATS Addendum”) related to the Special Fannie Mae Mortgage Loans to be made under the Master Credit Facility Agreement.

II. AT LEAST 3 BUSINESS DAYS PRIOR TO THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Borrower, providing the following information on the Pledged Loan:

(1) Mortgagor’s name.

(2) Project name.

(3) Borrower’s case/loan number.

(4) Expected Warehousing Advance date.

(5) Mortgage Note Amount, or in the case of a variable rate funding, the estimated amount.

1

(6) Name, street address, e-mail address, telephone number and telecopier number of (a) the title company and settlement attorney and contact person, and (b) the person who will be responsible for custody of closing documents and delivery of required items to Credit Agent.

III. AT LEAST 1 BUSINESS DAY PRIOR TO THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1) An original or facsimile (with the original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2) Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3) A copy of the fully-executed Master Credit Facility Agreement, including any amendments.

(4) A copy of the fully-executed SPPK or MATS Addendum, as applicable.

(5)          Copy of the applicable Modified Risk Supplement to Delegated Servicing Master Loss Sharing Agreement between Fannie Mae and Borrower.

(6) Copy of each Mortgage Note and amendments, if applicable, with respect to the Master Credit Facility Agreement against which the Warehousing Advance is requested to be made.

(7) For variable-rate advances under a Master Credit Facility Agreement, a copy of the Advance Confirmation Instrument evidencing the advance under the Master Credit Facility Agreement.

(8) A copy of the Fannie Mae Participation Certificate to be issued evidencing Fannie Mae’s 100% participation interest in the Special Fannie Mae Mortgage Loan.

(9) Original or copy of Credit Agent’s and Borrower’s escrow instructions letters to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(10)                            Original Fannie Mae Warehouse Lender Letter signed by Fannie Mae’s counsel as agent.

(11) A copy of the Fannie Mae Multifamily MBS or DMBS Structured Facility Detail page printed from the Multifamily Structured Facility Management System (“MSFMS”). The MSFMS should be in the approved state. The document reflected “completed” should be forwarded to the Credit Agent post closing.

(12) A copy of the Purchase Commitment (which must conform to the requirements of the Agreement) in the case of MBS and Trade Confirmation in the case of DMBS for the Pledged Security.

2

(13) Original of assignment of Mortgage(s), endorsed by Borrower in blank, in recordable form but unrecorded.

(14)                            Copy of Borrower’s delivery instructions to Fannie Mae through MSFMS.   For cash payments, including the following wire transfer instructions:

Bank of America, N.A.

ABA#: 026009593

Account Name:  Walker & Dunlop LLC,

Cash                     Collateral Account

Account #:

and for Mortgage-backed Securities in Borrower’s name, for delivery of the Pledged Security to Credit Agent’s custody account using the following instructions:

Bk of NYC/BOATRUST

ABA#: 021000018

Ref:  A/C Walker & Dunlop LLC

Ref:

Upon receipt of Borrower’s letters and the documents required under Sections I and II, in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the title company or the settlement attorney.

No Warehousing Advance will be made by Lenders prior to Credit Agent’s receipt of all Collateral Documents required under Section III or otherwise required under the Agreement.  Credit Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the Collateral Documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment or Trade Confirmation.

Borrower must hold or cause its custodian or the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit.  Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account.  Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title

3

company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

Disbursement will be authorized only after Fannie Mae’s attorney takes possession, on behalf of Fannie Mae and as bailee for Credit Agent pursuant to a bailee letter in the form approved by Fannie Mae and Credit Agent, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title company has confirmed that it is prepared to issue its title insurance policy.  In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of Borrower.  Borrower retains all risk of loss or non-delivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

IV. ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1) A copy of the original fully-executed Mortgage Note or amendments.

(2) A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(a) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(b) Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow;

(c) Sets forth an insured amount, which is equal to or greater than the Warehousing Advance amount; and

(d)                                 Contains recording information, if such information is not available, such information will be provided within 24 hours after such information becomes available, filled in on the schedules pertaining to the Pledged Loan and, if applicable, UCC financing statement.

4

V. AS SOON AS POSSIBLE FOLLOWING THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

Credit Agent must receive the following:

(1)                      Completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

Upon receipt of a Pledged Security, Credit Agent will deliver the Pledged Security to the Investor that issued the Purchase Commitment or if applicable, the Trade Confirmation, for the Pledged Security, solely on a delivery versus payment basis.  Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be deposited into the Borrower’s Cash Collateral Account and applied to the related Warehousing Advance.  As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of such Pledged Loan or Pledged Security, after repayment of the related Warehousing Advance, to the Borrower (by transfer to the Borrower’s Operating Account), unless otherwise instructed in writing by the Borrower.

5

SCHEDULE I TO EXHIBIT B-FNMA/NT

BANK OF AMERICA, N. A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:	021000018
Telegraphic Abbreviation:	BKofNYC/BOA Trust

Cash Collateral Account:

BOOK-ENTRY DATE:	SETTLEMENT DATE:

ISSUER:	SECURITY: $

PURCHASE PRICE:

ACCRUED INTEREST:

CUSIP NO.

Pool No.                           MI No.

Coupon Rate:

Issue Date (M/D/Y):                                       Maturity Date (M/D/Y):

POOL TYPE:

DELIVER TO:            DVP AMOUNT $

AUTHORIZED SIGNATURE:
PRINTED NAME:

TITLE:

6

EXHIBIT B - FHA/GNMA-WD

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
FHA PERMANENT MORTGAGE LOANS, FHA CONSTRUCTION MORTGAGE
LOANS, AND RELATED GINNIE MAE MORTGAGE-BACKED SECURITIES, OTHER THAN OR RELATING TO CW FHA CONSTRUCTION LOANS

Walker & Dunlop, LLC (the “Company”or the “Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to BANK OF AMERICA, N.A., as Credit Agent (the “Credit Agent”), in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement dated as of September 4, 2012 among the Company, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, the “Agreement”).  HUD form numbers used in this Exhibit are for convenience only, and the Company must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

The procedures and documentation requirements set forth in this Exhibit apply to FHA Construction Mortgage Loans (and related Mortgage-backed Securities) other than CW FHA Construction Loans (and related Mortgage-backed Securities).

I.                                         AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Company providing the following information on the Pledged Mortgage or Security:

(1)                                  Mortgagor’s name.

(2)                                  Project name.

(3)                                  The Company’s case/loan number.

(4)                                  HUD’s case/loan number.

(5)                                  Expected Warehousing Advance date.

(6)                                  Mortgage Note Amount (if an FHA Construction Loan, also include the amount and date of the initial and each subsequent advance thereunder).

(7)                                  Name and address of the Company’s counsel to be present at closing.

(8)                                  Name, street address, e-mail address, telephone number and telecopier number of (a) the title company and settlement attorney and contact person, and (b) the person who will be responsible for custody of closing documents and delivery of required items to Credit Agent.

1

(9)                                  Name of Investor [must comply with requirements of Agreement].

Upon receipt of such letter or email communication, with all of the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney, which will include wiring information, bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

II.                                     AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING DATE:

Credit Agent must receive the following:

(1)                                  An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)                                  Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3)                                  Copy of current FHA Firm Commitment to insure with all amendments.

(4)                                  If no mortgage-backed Security is to be issued, a copy of the Purchase Commitment (which must conform to the requirements of the Agreement) for the Pledged Mortgage (or the original thereof if requested by Credit Agent).

(5)                                  If a mortgage-backed Security is to be issued, a copy of the Purchase Commitment (which must conform to the requirements of the Agreement) for the Mortgage-backed Security (or the original thereof if requested by Credit Agent).

(6)                                  If a participation certificate is to be issued, a copy of the participation and servicing agreement.

(7)                                  Original or facsimile of Credit Agent’s closing instructions letter to the Company’s attorney, countersigned by the attorney involved with transaction.

(8)                                  Original or facsimile of Credit Agent’s escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(9)                                  For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) to be submitted to HUD.

(10)                            Original or copy (with original to be forwarded via overnight delivery) of Assignment of the Mortgage endorsed by the Company in blank, in recordable form but unrecorded.

2

(11)                            Original assignment of the security agreement, if applicable, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(12)                            Copies of UCC financing statements to be filed by the Borrower against the mortgagor(s).

No Warehousing Advance will be made by Lenders prior to Credit Agent’s receipt of all Collateral Documents required under Section II or otherwise required under the Agreement.  Credit Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the Collateral Documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Borrower must hold or cause the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit.  Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account.  Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

At closing, the title company or the settlement attorney must take possession on behalf of, and as agent and bailee for, Credit Agent of (a) the signed Mortgage Note, endorsed by the Company in blank and without recourse, and (b) a copy of the title insurance policy, after which the title company or the settlement attorney may release the Mortgage Note and the title insurance policy or commitment to the Company’s counsel pursuant to an escrow letter signed by the Company’s counsel, in a form approved by Credit Agent. In the escrow letter, the Company’s counsel must (a) acknowledge receipt of the Mortgage Note, (b) acknowledge Credit Agent’s security interest in the Mortgage Note, (c) agree that the Mortgage Note is being delivered to the Company’s counsel solely for the purpose of obtaining HUD’s endorsement and (d) agree to deliver the Mortgage Note, endorsed by HUD, and the title insurance policy directly to Credit Agent. The title company or the settlement attorney may disburse the Warehousing Advance from escrow upon advice of the Company’s counsel (which may be telephonic) that HUD has endorsed the Mortgage Note.  In the event the Pledged Loan is not closed, or the related Mortgage is not

3

recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the following Business Day after the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit the Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of the Company. The Company retains all risk of loss or non-delivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

III.                                 ON THE SECOND BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)                                  Original signed Mortgage Note, endorsed by the Company in blank and without recourse and endorsed for insurance by HUD.

(2)                                  A copy of the title insurance policy or commitment, which:

(a)                                  Contains recording information filled in on the schedules pertaining to the Pledged Loan, UCC financing statements, and regulatory agreement.

(b)                                 Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

(c)                                  Shows an effective date and time that is as of the date and time of disbursement of the Warehousing Advance from escrow.

(d)                                 Sets forth an insured amount that is equal to or greater than the Warehousing Advance amount.

(3)                                  For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

(4)                                  If a participation certificate has been issued, (a) the original participation certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Loans and (b) original signed stock/bond power or equivalent assignment for the participation certificate issued from the Company to Credit Agent (or from the Investor to Credit Agent if the participation certificate was issued in the name of the Investor).

4

(5)                                  Originals of items 1, 10, and 11 noted above in Section II.

FOR SUBSEQUENT WAREHOUSING ADVANCES FOR FHA CONSTRUCTION MORTGAGE LOAN

IV.                                WAREHOUSING ADVANCES:

(1)                                  AT LEAST 1 BUSINESS DAY PRIOR TO THE DATE OF THE WAREHOUSING ADVANCE:  Credit Agent must receive the following:

(a)                                  Original or facsimile (with original to be forwarded via overnight delivery) of the signed Warehousing Advance Request (Exhibit A).

(b)                                 An Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

(2)                                  ON THE DAY OF THE WAREHOUSING ADVANCE:

Credit Agent must receive evidence of the insurance coverage in an amount at least equal to the aggregate amount of all Warehousing Advances related to such Mortgage Loan (including the requested Warehousing Advance), with a copy of the title insurance policy endorsement immediately following closing.

(3)                                  ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

If a participation certificate has been issued in connection with a subsequent Warehousing Advance for an FHA Mortgage Loan, Credit Agent must receive (a) the original participation certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Mortgages and (b) original signed stock/bond powers or equivalent assignments for the participation certificate issued from the Company to Credit Agent (or from the Investor to Credit Agent if the participation certificate was issued in the name of the Investor).

V.                                    AS SOON AS POSSIBLE AFTER THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN ONE BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

Credit Agent must receive signed shipping instructions for the delivery of the Pledged Loan, including the following:

(1)                                  Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Credit Agent), with the Company’s billing account information for such shipper.

5

(2)                                  For delivery of a participation certificate, the name and address of the Investor to which the participation certificate is to be delivered.

(3)                                  Name of the project securing the Pledged Loan.

(4)                                  Date by which the Investor or the Approved Custodian must receive the Pledged Loan.

(5)                                  Instructions for endorsement of the Mortgage Note. For an FHA Construction Mortgage Loan, Credit Agent will, if instructed, endorse and deliver the Mortgage Note following the initial Warehousing Advance for that Mortgage Loan.

(6)                                  Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by Credit Agent. With respect to Warehousing Advances against FHA Construction Mortgage Loans, Credit Agent will only sign and deliver a Release of Security Interest (HUD Form 11711A) for the initial and the last Warehousing Advances for that Mortgage Loan.

VI.                                IF A GINNIE MAE SECURITY IS TO BE ISSUED, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN 1 BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A SECURITY:

Credit Agent must receive:

(1)                                  A signed copy of the Schedule of Subscribers (HUD Form HUD-11705), instructing Ginnie Mae to issue the mortgage-backed Security in the Company’s name, and to deliver the Security to Credit Agent’s custody account at The Bank of New York/Bank of America Trust (ABA #021000018).

(2)                                  Completed and signed Securities Delivery Instructions, in the form set forth below in this Exhibit.

Unless otherwise agreed in writing with the Company, Credit Agent exclusively will deliver the Mortgage Note, any participation certificates and other original Collateral Documents relating to the Collateral required by this Exhibit evidencing a Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by the Company, Credit Agent will complete the endorsement of the Mortgage Note.

If no Mortgage-backed Security is to be issued, Credit Agent will deliver the Mortgage Note with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or an Approved Custodian for the Investor.

If a Mortgage-backed Security is to be issued, Credit Agent will deliver the Mortgage Note and the Release of Security Interest with a Bailee Letter to an Approved Custodian for Ginnie Mae.  Credit Agent will deliver the Mortgage-backed Security to the Investor that issued the Purchase

6

Commitment solely on a delivery versus payment basis. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to Credit Agent.

Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of a Pledged Loan or a Pledged Security to the Company (by transfer to the Company’s Operating Account), unless otherwise instructed in writing by the Company.

7

BANK OF AMERICA, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:	021000018
Telegraphic Abbreviation:	BKofNYC/BOATrust

Cash Collateral Account:

BOOK-ENTRY DATE:		SETTLEMENT DATE:
ISSUER:
$		SECURITY:
NO. OF CERTIFICATES:		1)
2)
3)

CUSIP NO.:
Pool No.	MI No.	Coupon Rate:
Issue Date (MM/DD/YYYY):		Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):

Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Freddie Mac:	FIXED ARM	DISCOUNT NOTE

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:	( ) Versus Payment
DVP AMOUNT $
DELIVER TO:	( ) Versus Payment
DVP AMOUNT $
DELIVER TO:	( ) Versus Payment
DVP AMOUNT $

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

8

EXHIBIT B-FREDDIE MAC PROGRAM PLUS LOANS

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
FREDDIE MAC PROGRAM PLUS LOANS

Walker & Dunlop, LLC (the “Company”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to BANK OF AMERICA, N.A., Credit Agent (the “Credit Agent”), in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement, dated as of September 4, 2012, among the Company, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, “Agreement”). Freddie Mac form numbers are used in this Exhibit for convenience only and the Company must use the equivalent forms required at the time of delivery of a Pledged Loan or a Security.

I.                                        AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Company, providing the following information on the Pledged Mortgage:

(1)                                 Mortgagor’s name.

(2)                                 Project name.

(3)                                 The Company’s case/loan number.

(4)                                 Expected Warehousing Advance Date.

(5)                                 Amount of the Mortgage Note.

(6)                                 Name, street address, email address, telephone number and fax number of (a) the contact person for the title company/settlement attorney, and (b) the person who will be responsible for the custody and delivery of the original note and other documents to Credit Agent.

Upon receipt of such letter or email, with all the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney and other applicable person identified pursuant to item (6), above, and which will include wiring information, bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

1

II.                                   AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)                                 An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)                                 Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3)                                 A copy of the executed Purchase Commitment, with all executed exhibits (which must conform to requirements of the Agreement).

(4)                                 Original or facsimile of Credit Agent’s escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(5)                                 If applicable, original or facsimile of Credit Agent’s closing instructions letter to the Company’s attorney, countersigned by the attorney involved with the transaction.

(6)                                 Original or facsimile (with original to be forwarded via overnight delivery) Assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded.

(7)                                 Original assignment of the security agreement, if applicable, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(8)                                 Copies of UCC financing statements, if any, to be filed by the Borrower against the mortgagor(s).

No Warehousing Advance will be made by the Lenders prior to Credit Agent’s receipt of all documents required under Section II above or otherwise required under the Agreement.  Credit Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine the Company’s Warehousing Advance Request and the related documents to be delivered by the Company before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

The Company must hold or cause the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit.  Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by the Company or its custodian of those recorded Collateral Documents, the Company must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

2

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by the Company with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account.  The Company shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Company or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of and as agent and bailee for Credit Agent pursuant to a bailee letter provided by Credit Agent, of the signed Mortgage Note, endorsed by the Company in blank and without recourse, and the title company has confirmed that it is prepared to issue its title insurance policy.  Immediately after disbursement, the title company, settlement attorney or other attorney must transmit the Mortgage Note.  In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Company becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit the Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of the Company. The Company retains all risk of loss or nondelivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

III.                              ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE (OR ON SUCH OTHER DATE INDICATED BELOW):

Credit Agent must receive the following:

(1)                                 The original signed Mortgage Note, endorsed by the Company in blank and without recourse; and

(2)                                 A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(a)                                 Names as insured the Company and/or the Investor, and their successors and assigns, as their interests may appear;

(b)                                 Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow;

3

(c)                                  Sets forth an insured amount which is equal to or greater than the Warehousing Advance amount; and

(d)                                 Contains recording information, if such information is not available, such information will be provided within 24 hours after such information becomes available, filled in on the schedules pertaining to the Pledged Loan and, if applicable, UCC financing statement.

IV.                               AS SOON AS POSSIBLE FOLLOWING THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

Credit Agent must receive the following:

(1)                                 Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)                                 Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Credit Agent), with the Company’s billing account information for such shipper;

(b)                                 Name of project securing the Pledged Loan;

(c)                                  Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)                                 Instructions for endorsement of the Mortgage Note.

(2)                                 For all Freddie Mac Loans, the following additional documents must be received:

(a)                                 For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987M), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.

(b)                                 Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M).

(3)                                 The remainder of the documents required for shipping to the Investor, as specified by the Investor or in the applicable seller/servicer guide.

4

EXHIBIT B - FHA/GNMA-CW

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
CW FHA CONSTRUCTION MORTGAGE
LOANS AND RELATED GINNIE MAE MORTGAGE-BACKED SECURITIES

Walker & Dunlop, LLC (the “Company”or the “Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to BANK OF AMERICA, N.A., as Credit Agent (the “Agent”), in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement dated as of September 4, 2012 among the Company, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, the “Agreement”).  HUD form numbers used in this Exhibit are for convenience only, and the Company must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

In addition to all limitations, terms and conditions set forth in the Loan Agreement that are not inconsistent with the terms of this Exhibit the Borrower must observe the following procedures and documentation requirements in all respects.

I.                                         I.                                         AT LEAST 1 WEEK PRIOR TO THE DATE FOR ANY INITIAL ADVANCE:

The Agent must receive the following information from the Borrower relating to each Existing FHA Loan with respect to which an initial Advance Request is submitted under the Loan Agreement:

(1)                                  Expected date Warehousing Advance to be requested to be made.

(2)                                  The Borrower’s case/loan number

(3)                                  HUD’s case/loan number

(4)                                  Copy of the executed Mortgage Note endorsed by HUD.

(5)                                  Copy of Purchase Commitment

(6)                                  Copy of the recorded Mortgage.

(7)                                  Copy of the title policy, including endorsements and evidence of assignment of the Mortgage to Borrower.

(8)                                  Copies of the last Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) submitted to and signed by HUD.

1

(9)                                  Copies of the UCC financing statements filed by the Borrower against the mortgagor.

(10)                            A copy of a firm commitment from FHA, including any amendments thereto.

(11)                            Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by the Agent.  The Agent will only sign and deliver a Release of Security Interest (HUD Form 11711A) for the last Advance for an Existing FHA Loan.

(12)                            Copy of the recorded mortgage assignment from WD Capital to Borrower.

(13)                            Copy of the allonge to the Mortgage Note, endorsed by WD Capital, LLC to Borrower.

(14)                            Such additional information as may be requested by the Agent.

II.                                     AT LEAST 2 BUSINESS DAYS PRIOR TO THE DATE FOR ANY INITIAL OR SUBSEQUENT ADVANCE:

The Agent must receive the following:

(1)                                  An executed original or facsimile or electronic copy of the Advance Request Form (Exhibit A to the Loan Agreement) signed by an officer of the Borrower authorized to act on behalf of the Borrower under the Agreement (facsimile or electronic copy is acceptable for funding, with the original to be forwarded via overnight mail).

(2)                                  A copy of any additional Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) signed by an authorized representative of HUD.

(3)                                  Confirmation satisfactory to the Agent from U.S. Bank, National Association (“U.S. Bank”), that it is the custodian for the Existing FHA Loan, acknowledges the Agent’s interests in any securities issued by Ginnie Mae with respect to an Existing FHA Loan, and acknowledges receipt of HUD Form 11705.

(4)                                  Original assignment of the Mortgage, endorsed by the Walker & Dunlop, LLC in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(5)                                  Original allonge to the Mortgage Note, endorsed by Walker & Dunlop, LLC in blank, without recourse.

III.                                 ON THE DAY OF THE ADVANCE:

(1)                                  Credit Agent must receive evidence of the insurance coverage in an amount at least equal to the aggregate amount of all Warehousing Advances related to such Mortgage

2

Loan (including the requested Warehousing Advance), with a copy of the title insurance policy endorsement immediately following closing.

No Warehousing Advance will be made by the Agent prior to its receipt of all Collateral Documents required under Section II above or otherwise required under the Agreement.  The Agent shall have a reasonable time to examine the Borrower’s Warehousing Advance Request and the related documents to be delivered by the Borrower before funding the requested Warehousing Advance, and may reject any Warehousing Advance request or Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or the related Purchase Commitment.

The Borrower must cause its custodian to hold, in trust for the Agent, those original Collateral Documents related to the CW FHA Construction Mortgage Loan which have not been previously delivered to U.S. Bank.

To fund Warehousing Advances under this Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account.  Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

IV.                                BY THE FIRST BUSINESS DAY FOLLOWING THE DATE OF THE ADVANCE:

The Agent must receive the original of item (1) noted above in Section II.

V.                                     NO LATER THAN 1 BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A PLEDGED SECURITY:

(1)                                  A signed copy of the Schedule of Subscribers (HUD Form 11705), instructing Ginnie Mae to issue the Mortgage-backed Security in the Borrower’s name and designating the Agent as the subscriber, and to deliver the Pledged Security to the Agent’s custody account at the Bank of New York/Bank of America Trust (ABA #021000018).

(2)                              Completed and signed Security Delivery Instructions, in the form set forth below in Schedule I to this Letter.

Upon receipt of a Mortgage-backed Security, the Agent will release the Mortgage-backed Security to the Eligible Investor only upon payment of the purchase proceeds to the Agent (i.e., delivery versus payment only).  Cash proceeds of the sale of a Mortgage-backed Security will be applied to the related Warehousing Advance.  As long as no Default or Event of Default exists, the Agent will return any excess proceeds from the sale of a Mortgage-backed Security to the

3

Borrower (by transfer to the Borrower’s Operating Account), unless otherwise instructed in writing by the Borrower.

4

BANK OF AMERICA, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:	021000018
Telegraphic Abbreviation:	BKofNYC/BOATrust

Cash Collateral Account:

BOOK-ENTRY DATE:		SETTLEMENT DATE:
ISSUER:
$		SECURITY:
NO. OF CERTIFICATES:		1)
2)
3)
CUSIP NO.:
Pool No.	MI No.	Coupon Rate:
Issue Date (MM/DD/YYYY):		Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):
Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Freddie Mac:	FIXED ARM	DISCOUNT NOTE

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:	( ) Versus Payment
DVP AMOUNT $
DELIVER TO:	( ) Versus Payment
DVP AMOUNT $
DELIVER TO:	( ) Versus Payment
DVP AMOUNT $

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

5

EXHIBIT C

ELIGIBLE LOANS AND OTHER ASSETS

Walker & Dunlop, LLC

Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Mortgage Warehousing Credit and Security Agreement entered into as of September 4, 2012 (as amended and/or restated from time to time, and as any provision thereof may be waived, the “Credit Agreement”) among:  (a) Walker & Dunlop, LLC, a Delaware limited liability company (the “Borrower”); (b) Bank of America, N.A. and each other financial institution party hereto from time to time as a Lender (each, a “Lender,” and, collectively, the “Lenders”); and (c) Bank of America, N.A., as agent for itself and the other Lenders (in such capacity, the “Agent”).

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

Lenders’ obligations to make Warehousing Advances under the Agreement is subject to the following limitations (in addition to all other limitations, terms and conditions set forth in the Credit Agreement):

1.                                      Other than respect to FHA Construction Mortgage Loans (a) with respect to which Warehousing Advances were previously made solely pursuant to the Existing Agreement, and (b) CW FHA Construction Loans, no Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Indebtedness) under another warehousing financing arrangement or a gestation agreement.

2.                                      No Warehousing Advance will be made against any Mortgage Loan that Credit Agent believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

3.                                      No Warehousing Advance will be made against a Mortgage Loan if the Warehousing Advance will exceed either the Advance Rate applicable to that type of Eligible Loan at the time it is pledged, or the Warehousing Collateral Value of such Mortgage Loan.

4.                                      No Warehousing Advance will be made against any Third Party Originated Loan.

5.                                      No Warehousing Advance will be made against a Special Fannie Mae Mortgage Loan unless (a) no Person other than Lenders has an outstanding advance to Borrower against the related Master Credit Facility Agreement,  and (b) the related Mortgage Note is in the possession of Credit Agent or a Person other than Borrower or an Affiliate of Borrower, subject to an appropriate bailee arrangement acceptable to Credit Agent, for the benefit of Credit Agent (as agent for Lenders).

1

6.                                      No Warehousing Advance will be made against an FHA Construction Mortgage Loan unless (a) Credit Agent has at one time had or will obtain (as provided in Exhibit B- FHA/GNMA-WD, other than with respect to CW FHA Construction Loans which otherwise satisfy the requirements of Exhibit B- FHA/GNMA-CW and other applicable provisions of the Agreement) possession of the related Mortgage Note, and (b) the related Mortgage Note is in the possession of a Person other than the Borrower or an Affiliate of the Borrower, subject to an appropriate bailee arrangement acceptable to Credit Agent, for the benefit of Credit Agent (as agent for Lenders).

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

Subject to compliance with the terms and limitations set forth below, and the terms, representations and warranties and the covenants in the Agreement (including applicable Exhibits), each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1. Fannie Mae DUS Mortgage Loan

(a)                                 Definition:   A permanent Mortgage Loan on a Property originated by a Borrower under Fannie Mae’s Delegated Underwriting and Servicing Guide.

(b)                                 Subordinate Mortgage Loan:  Only Second Mortgage Loans permitted.

(c)                                  Committed/Uncommitted: Purchase Commitment required.

(d)                                 Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or

(ii) the Committed Purchase Price.

(e)                                  Warehouse Period: 60 days.

(f)                                   Shipped Period: 60 days.

2. Special Fannie Mae Mortgage Loan

(a)                                 Definition: A permanent Mortgage Loan on one or more Properties originated by a Borrower under a Master Credit Facility Agreement and evidenced by one or more Mortgage Notes in the possession of Credit Agent (or a bailee for the benefit of Credit Agent, as agent for Lenders) or Fannie Mae (under an applicable bailee or other arrangement recognizing Credit Agent’s first priority security interest therein, as agent for Lenders).

(b)                                 Subordinate Mortgage Loan: Not permitted.

(c)                                  Committed/Uncommitted: Purchase Commitment required.

(d)                                 Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or

2

(ii) the Committed Purchase Price.

(e)                                  Warehouse Period: 60 days.

(f)                                   Shipped Period: 60 days.

3. Other Fannie Mae Mortgage Loan

(a)                                 Definition: A permanent Mortgage Loan originated by Borrower on a Property covered by a Purchase Commitment issued by Fannie Mae, other than (i) a Fannie Mae DUS Mortgage Loan or (ii) a Special Fannie Mae Mortgage Loan.

(b)                                 Subordinate Mortgage Loan:  Not permitted.

(c)                                  Committed/Uncommitted: Purchase Commitment required.

(d)                                 Advance Rate:              100% of the lesser of (i) the Mortgage Note Amount or

(ii) the Committed Purchase Price.

(e)                                  Warehouse Period: 60 days.

(f)                                   Shipped Period: 60 days.

4.                                      FHA Permanent Mortgage Loan

(a)                                 Definition: A permanent FHA fully-insured Mortgage Loan secured by a Mortgage on a Property.

(b)                                 Subordinate Mortgage Loans: Only Second Mortgage Loans permitted.

(c)                                  Committed/Uncommitted: Purchase Commitment required.

(d)                                 Advance Rate:              100% of the lesser of (i) the Mortgage Note Amount or

(ii) the Committed Purchase Price.

(e)                                  Warehouse Period: 60 days.

(f)                                   Shipped Period: 60 days.

5.                                      FHA Construction Mortgage Loan

(a)                                 Definition. An FHA fully-insured Mortgage Loan, secured by a Property, for the construction or substantial rehabilitation of a Property (including CW FHA Construction Mortgage Loans against which one or Warehousing Advances are to be made in accordance with applicable provisions of the Agreement, including Exhibit B/FHA/GNMA-CW).

3

(b)                                 Subordinate Mortgage Loans: Not permitted.

(c)                                  Committed/Uncommitted: Purchase Commitment required.

(d)                                 Advance Rate:              100% of the lesser of (i) the Mortgage Note Amount or

(ii) the Committed Purchase Price.

(e)                                  Warehouse Period: 60 days.

(f)                                   Shipped Period: 60 days.

6.                                      Freddie Mac Program Plus Loan

(a)                                 Definition: Mortgage Loans secured by a Property, and sold to Freddie Mac pursuant to the Freddie Mac Program Plus Seller/Servicer program.

(b)                                 Subordinate Mortgage Loans: Only Second Mortgage Loans Mortgage Loans permitted.

(c)                                  Committed/Uncommitted: Purchase Commitment required.

(d)                                 Advance Rate:              100% of the lesser of (i) the Mortgage Note Amount or

(ii) the Committed Purchase Price.

(e)                                  Warehouse Period: 60 days.

(f)                                   Shipped Period: 60 days.

4

Exhibit D

Authorized Representatives

Exhibit E

Master Credit Facilities

Exhibit F

Subsidiaries of Walker & Dunlop, LLC

Subsidiary Name	Address	Jurisdiction of Organization	Foreign Qualifications	Percentage of Ownership Interests Held
W&D Balanced Real Estate Fund I GP, LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Delaware	None	100%
Walker & Dunlop Capital, LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Massachusetts	Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Iowa, Kentucky, Louisiana, Maryland New Jersey, New York, North Carolina, North Dakota, Ohio, Pennsylvania, Rhode Island, South Carolina, South Dakota, Texas, Virginia, Washington, Wisconsin	100%
ARA Finance LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Delaware	Massachusetts, California	100% (through Walker & Dunlop Capital, LLC)

Exhibit G

Assumed Names

None.

Exhibit H

Servicing Portfolio

Attached is the Servicing Portfolio of Walker & Dunlop, LLC as of June 30, 2012.

EXHIBIT I - A

FORM OF

COMPLIANCE CERTIFICATE-BORROWER

Reference is made to that certain Warehousing Credit and Security Agreement by and among WALKER & DUNLOP, LLC, a Delaware limited liability company (the “Borrower”), BANK OF AMERICA, N.A., as Credit Agent (the “Credit Agent”), and the lenders party thereto (“Lenders”), dated as of September 4, 2012 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the “Agreement”).  All capitalized terms and all Section numbers used herein refer to those terms and Sections set forth in the Agreement.  This Compliance Certificate is submitted to Credit Agent pursuant to Section 7.1(c) of the Agreement.

The undersigned, in the undersigned’s representative capacity and not individually, hereby certifies to Credit Agent and Lenders that, as of the close of business on                              (the “Statement Date”):

1.             I have reviewed the terms of the Agreement, and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrower (and, if applicable, the Borrower’s Subsidiaries).  That review has not disclosed, and I have no other knowledge of the existence of, any Default or Event of Default, or, if any such Default or Event of Default existed or exists, a detailed explanation is attached setting forth the nature and the period of existence of such Default or Event of Default and the action the Borrower has taken, is taking or proposes to take with respect that Default or Event of Default.

2.             Pursuant to Section 7.1 of the Agreement, enclosed are the required financial statements and related materials of the Parent as of the Statement Date.  To the extend including consolidating information regarding the Borrower, such financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrower as of the Statement Date.

[Remainder of page intentionally left blank]

Submitted under the pains and penalties of perjury this            day of                 ,             .

WALKER & DUNLOP, LLC

By
Name:
Title:

Exhibit I-A

EXHIBIT I-B

COMPLIANCE CERTIFICATE-PARENT

Reference is made to that certain Warehousing Credit and Security Agreement by and among WALKER & DUNLOP, LLC, a Delaware limited liability company (the “Borrower”), BANK OF AMERICA, N.A., as Credit Agent (the “Credit Agent”), and the lenders party thereto (“Lenders”), dated as of September 4, 2012 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the “Agreement”).  All capitalized terms and all Section numbers used herein refer to those terms and Sections set forth in the Agreement.  This Compliance Certificate is submitted to Credit Agent pursuant to Section 7.1(c) of the Agreement.

The undersigned, in the undersigned’s representative capacity and not individually, hereby certifies to Credit Agent and Lenders that, as of the close of business on                              (the “Statement Date”):

1.                                      As demonstrated by the attached calculations supporting this Compliance Certificate, the covenants set forth in Section 8A have been satisfied, or, if any of those covenants were not satisfied, a detailed explanation is attached setting forth the nature and the period of existence of any Default or Event of Default caused thereby and the action the Parent has taken, is taking or proposes to take with respect thereto.

2.                                      Pursuant to Section 7.1 of the Agreement, enclosed are the required financial statements and related materials of the Parent on, a consolidated and, as applicable and to the extent so required, consolidating basis, as of the Statement Date.  The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Parent and its Subsidiaries as of the Statement Date.

[Remainder of page intentionally left blank]

Submitted under the pains and penalties of perjury this            day of                 ,             .

WALKER & DUNLOP, INC.

By
Name:
Title:

Exhibit I-B

Exhibit J

Lines of Credit

Credit Agreement, dated as of August 31, 2012, among Walker & Dunlop, Inc., as borrower, Walker & Dunlop Multifamilty, Inc., Walker & Dunlop, LLC and Walker & Dunlop Capital, LLC (formerly known as CWCapital LLC), as guarantors, and Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

Warehousing Credit and Security Agreement, dated as of June 30, 2010, by and between Walker & Dunlop, LLC, as borrower, and PNC Bank, N.A., as lender, as amended, which has a warehousing credit limit of $350,000,000.

Exhibit K

Foreign Qualifications and Licenses

Walker & Dunlop, LLC Foreign Qualifications

Alabama, Arkansas, California, Colorado, Delaware, District Of Columbia, Florida, Georgia, Illinois, Louisiana, Maryland, Massachusetts, New Jersey, North Dakota, Ohio, Oklahoma, Puerto Rico, South Dakota, Tennessee, Texas, Washington, Wisconsin

Walker & Dunlop, LLC Mortgage Lender and Mortgage Servicer Licenses

Freddie Mac Multifamily Program Plus Approval

Fannie Mae DUS Authority

California Finance Lender License

South Dakota Lender License

Government National Mortgage Association issuer

HUD Title II Mortgagee

HUD Multifamily Accelerated Processing approved lender

Freddie Mac Targeted Affordable Housing License

EXHIBIT L

FORM OF ASSIGNMENT AND ACCEPTANCE

Dated: as of             , 200

Reference is made to that certain Warehousing Credit and Security Agreement dated as of September 4, 2012, by and among Walker & Dunlop, LLC and (the “Borrower”), Bank of America, N.A., as Credit Agent (the “Credit Agent”), and the lenders party thereto (as amended, modified, restated and/or supplemented and in effect, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

(the “Assignor”) and                                    (the “Assignee”) agree as follows:

The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, $                         of the Assignor’s Warehousing Commitment and unpaid principal balance outstanding under the Assignor’s Warehousing Notes, representing a            (    %) Commitment Percentage as of the Effective Date (as hereinafter defined).

The Assignor (i) represents that as of the date hereof, its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) is       %, and the unpaid principal balance of the Loan outstanding under the Warehousing Note held by the Assignor (unreduced by any assignments thereof which have not yet become effective) is $                              ; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim, and that it is legally authorized to enter into this Assignment and Acceptance; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other person which may be primarily or secondarily liable in respect of any of the Obligations or any of their obligations, or the performance or observance by the Borrower, or any other person primarily or secondarily liable in respect of any of the obligations under any of the Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) attaches the Warehousing Note delivered to it under the Loan Agreement and requests that the Borrower exchange such Warehousing Notes for new Warehousing Notes payable to each of the Assignor and the Assignee as follows:

Warehousing Note Payable to the Order of:	Amount of Note
$
$

The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Documents, together with copies of the most recent financial statements delivered pursuant to the Loan Agreement and such other documents and information as the Assignee has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) confirms and represents that, independently and without reliance upon the Assignor, the Credit Agent, or any other Lender and based on such documents and information as the Assignee deems appropriate, made such Person’s own credit decision to join in the credit facility contemplated by the Loan Documents and to become a “Lender”; (iv) agrees that it will, independently and without reliance upon the Assignor, any other Lender or the Credit Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (v) appoints and authorizes the Credit Agent to take such action as agent on its behalf and to exercise such powers as are expressly delegated to or conferred upon the Credit Agent by the terms of the Loan Documents together with such other powers as are reasonably incidental thereto; (vi) agrees that it will perform all the obligations which by the terms of the Loan Documents are required to be performed by the Assignee as a Lender in accordance with the terms of the Loan Documents; and (vii) specifies as its address for notices the office set forth beneath its name on the signature page hereof.

The effective date for this Assignment and Acceptance shall be                ,                    (the “Effective Date”).  Following the execution of this Assignment and Acceptance, it will be delivered to the Credit Agent for acceptance and recording in the Register by the Credit Agent.

Upon such acceptance and recording, from and after the Effective Date (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Loan Documents assigned hereunder relinquish its future rights and be released from its future obligations under the Loan Documents but shall remain liable for all obligations which arose prior to such assignment.

Upon such acceptance and recording, from and after the Effective Date, the Credit Agent shall make all payments in respect of the rights and obligations assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee.  The Assignor and the Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Credit Agent or with respect to the making of this assignment directly between themselves.

THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

“ASSIGNOR”

By:
Title:

“ASSIGNEE”

By:
Title:

Notice Address of Assignee:

Attn:

Telephone No. :
Telecopier No.:

Wiring Instructions of Assignee:

Bank Name and address:

Routing No.:
Account Name:
Account No.:

CREDIT AGENT’S CONSENT

The Credit Agent hereby approves the foregoing assignment.

BANK OF AMERICA, N.A., as Credit Agent

By
Name:
Title:

BORROWER’S CONSENT

If required under the Loan Agreement, Walker & Dunlop, LLC hereby approves the foregoing assignment.

WALKER & DUNLOP, LLC

By
Name:
Title:

EXHIBIT M

Lender Name and Notice Information	Commitment Amount	Percentage Share
Bank of America, N.A. 225 Franklin Street MA 1-225-02-04, 2nd Floor Boston Massachusetts 02110 Attention: Jane E. Huntington Senior Vice President Fax No.: (617) 346-5025 e-mail: jane.e.huntington@baml.com	$500,000,000.00	100.00%
TOTAL	$500,000,000.00	100%

EXHIBIT N

MASTER LIST OF APPROVED INVESTORS FOR PURCHASE COMMITMENTS ASSOCIATED WITH AGENCY MORTGAGE WAREHOUSE LINES

Walker & Dunlop

Amherst Securities Group (provided that the aggregate amount of obligations of Amherst Securities Group under all outstanding Purchase Commitments shall not exceed, at any time, $25,000,000)

Bank of America Securities

Barclays Capital

BB&T Securities

BMO Capital Markets Group

Citigroup/Smith Barney Securities

Credit Suisse Securities

Deutsche Securities

Duncan-Williams, Inc.

Fannie Mae

Freddie Mac

Goldman Sachs Securities

Jefferies & Co.

JP Morgan Securities Inc.

Mizuho Securities USA, Inc.

Morgan Stanley Securities

Nomura Securities

Oppenheimer

PNC

Raymond James & Co.

RBC Securities

RBS Securities

Red Capital Markets (Limited to GNMA purchases; provided that the aggregate amount of obligations of Red Capital Markets under all outstanding Purchase Commitments shall not exceed, at any time, $15,000,000)

Sandler O’Neill Partnership (provided that the aggregate amount of obligations of Sandler O’Neill Partnership under all outstanding Purchase Commitments shall not exceed, at any time, $25,000,000)

UBS Securities

Wachovia Securities

Wells Fargo Securities

Exhibit O

CW FHA Construction Mortgage Loans